Nationwide Life Insurance Company:
• Multi-Flex Variable Account
• Nationwide Provident VLI Separate Account – 1
• Nationwide Variable Account
• Nationwide Variable Account – II
• Nationwide Variable Account – 4
• Nationwide Variable Account – 7
• Nationwide Variable Account – 9
• Nationwide Variable Account – 12
• Nationwide Variable Account – 13
• Nationwide VLI Separate Account – 2
• Nationwide VLI Separate Account – 4
• Nationwide VLI Separate Account – 7

Prospectus supplement dated July 26, 2010

to Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective July 30, 2010, the following paragraph is added to the end of the "Nationwide Life Insurance Company" section of your prospectus:

Nationwide intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act").  In reliance on the exemption provided by Rule 12h-7, we do not intend to file periodic reports as required under the 1934 Act.

Nationwide Life Insurance Company: • Nationwide Variable Account – II

Prospectus supplement dated July 26, 2010 to
prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Termination of the Nationwide Allocation Architect Service

Effective as of the close of the New York Stock Exchange on November 26, 2010 (the "Termination Date"), the Nationwide Allocation Architect ("NAA") service will be terminated by Nationwide.  In addition, any client agreement signed with Nationwide Investment Advisers, LLC ("NIA") in connection with the NAA service will also terminate.  This means that after the Termination Date, NIA will no longer develop and maintain the NAA models and NIA will no longer have limited discretionary authority to allocate and rebalance Variable Account contract value in support of the NAA service.

If your contract does not currently participate in the NAA service, its termination will have no impact on your contract.

Terminating Participation in the NAA Service Prior to the Termination Date

If you are currently participating in the NAA service, at any time prior to the Termination Date you may elect to terminate your participation in the NAA service in accordance with the terms of your contract.  Any such election must be submitted to Nationwide’s home office in writing and must provide new current and future allocation instructions, subject to any investment restrictions applicable to your contract.1  Transfers resulting from the current allocation instructions submitted with your election to terminate NAA will not be assessed a short-term trading fee and will not count as a transfer event for the purpose of U.S. mail restrictions.  See the "Short-Term Trading Fees" and "Transfer Restrictions" section of your prospectus.

Impact on Contracts Actively Participating in the NAA Service on the Termination Date

For those contracts still participating in the NAA service on the Termination Date, your then-current and future allocations of Contract Value among the Fixed Account, GTOs, and Sub-Accounts will not be affected by the termination of NAA.  Your Variable Account contract value will remain allocated to Sub-Accounts that made up the NAA model you were invested in on the Termination Date.  The portion of your subsequent purchase payments directed to the Variable Account will be allocated to the Sub-Accounts according to the last allocation percentages in effect for that NAA model.  After the Termination Date, the NAA service will simply no longer exist.

Additional Impacts on Contracts with Certain Optional Benefits Elected.  If you are currently participating in the NAA service on the Termination Date and you elected one of the following optional benefits, you will automatically be enrolled in the Custom Portfolio Asset Rebalancing Service ("Custom Portfolio") on the Termination Date:

• Capital Preservation Plus Option;
• Capital Preservation Plus Lifetime Income Option;
• 5% Lifetime Income Option;
• 7% Lifetime Income Option; or
• 10% Lifetime Income Option.

Your Variable Account contract value will be assigned to the Custom Portfolio model that corresponds to the risk tolerance of the NAA model you were invested in on the Termination Date using the last allocation percentages from that NAA model.  Custom Portfolio's operation is similar to NAA in that your Sub-Account allocations will be rebalanced quarterly.  However, there will no longer be any active model management as was performed by NIA under the NAA service.  The end result is that you will have a static (unchanging) model that is rebalanced quarterly to the NAA model allocations in effect on the Termination Date.  There is no charge associated with Custom Portfolio.  See the "Custom Portfolio Asset Rebalancing Service" section of your prospectus.

After the Termination Date, you may elect to terminate participation in Custom Portfolio or change your allocation under the model subject to the terms of your contract.  Any such election must be submitted to Nationwide’s home office in writing and must provide new current and future allocation instructions, subject to any investment restrictions applicable to your contract.1  Transfers resulting from the current allocation instructions submitted with your election to terminate the Custom Portfolio model in which you were automatically enrolled will be subject to any applicable short-term trading fee and will count as a transfer event for the purpose of U.S. mail restrictions.
______________
1 For contracts with the 5% Lifetime Income Option, 7% Lifetime Income Option, or 10% Lifetime Income Option that are also currently invested in the NAA Moderately Aggressive model.  The following variable investment options, previously closed March 2, 2009 to incoming transfers and new investors for contracts issued with any Lifetime Income Option, will be available to receive a one-time transfer of contract value, subject to the conditions stated below:

•	Custom Portfolio Moderately Aggressive model;

•	Nationwide Variable Insurance Trust – NVIT Cardinal Moderately Aggressive Fund: Class II; or

•	Nationwide Variable Insurance Trust – NVIT Investor Destinations Moderately Aggressive Fund: Class II.

For contract owners who elect to terminate participation in the NAA service prior to the Termination Date, a transfer to one of the investment options listed above may only be made as part of the new current allocation instructions submitted with a written request to terminate NAA.

After such one-time transfer, the above investment options are not available to receive any other transfers of Contract Value.  However, you may allocate subsequent purchase payments (i.e., new money) to the above investment options upon deposit to the contract provided there are existing assets in that investment option.  Once all assets are transferred out of one of the above investment options, that option is no longer available to receive any money, new or existing, under that contract.

Nationwide Heritage Annuity
Nationwide Life Insurance Company
Individual Flexible Premium Deferred Variable Annuity Contracts
Issued by Nationwide Life Insurance Company through its Nationwide Variable Account-II
The date of this prospectus is May 1, 2010.

This prospectus contains basic information you should understand about the contracts before investing.  Please read this prospectus carefully and keep it for future reference.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

The Statement of Additional Information (dated May 1, 2010), which contains additional information about the contracts and the Variable Account, including the Condensed Financial Information for the various variable account charges applicable to the contracts, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference.  (The Condensed Financial Information for the minimum and maximum variable account charges is available in Appendix B of this prospectus.)  The table of contents for the Statement of Additional Information is on page 76.  For general information or to obtain free copies of the Statement of Additional Information, call 1-800-848-6331 (TDD 1-800-238-3035) or write:

Nationwide Life Insurance Company
5100 Rings Road, RR1-04-F4
Dublin, Ohio 43017-1522

Information about this and other Nationwide products can be found at: www.nationwide.com.

Information about us and the product (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

Before investing, understand that annuities and/or life insurance products are not insured by the FDIC or any other Federal government agency, and are not deposits or obligations of, guaranteed by, or insured by the depository institution where offered or any of its affiliates.  Annuities that involve investment risk may lose value.  These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This contract contains features that apply credits to the Contract Value.  The benefit of the credits may be more than offset by the additional fees that the contract owner will pay in connection with the credits.  A contract without credits may cost less.  Additionally, with respect to the Extra Value Options, be aware that the cost of electing the option and the recapture of the credits (in the event of a surrender) could exceed any benefit of receiving the Extra Value Option credits.

The Sub-Accounts available under this contract invest in the underlying mutual funds of the companies listed below. For a complete list of the available Sub-Accounts, please refer to "Appendix A: Underlying Mutual Funds." For more information on the underlying mutual funds, please refer to the prospectus for the mutual fund.  Purchase payments not invested in the Sub-Accounts of the Nationwide Variable Account – II (the "Variable Account") may be allocated to the Fixed Account.

•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	BlackRock Variable Series Funds, Inc.
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Invesco
•	Ivy Funds Variable Insurance Portfolios, Inc.
•	Janus Aspen Series
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	Van Eck Variable Insurance Products Trust
•	Wells Fargo Advantage Funds

Glossary of Special Terms

Accumulation Unit - An accounting unit of measure used to calculate the Contract Value allocated to the Variable Account before the Annuitization Date.

Annuitant - The person upon whose continuation of life benefit payments involving life contingencies depends.

Annuitization Date - The date on which annuity payments begin.

Annuity Commencement Date - The date on which annuity payments are scheduled to begin.

Annuity Unit - An accounting unit of measure used to calculate the value of variable annuity payments.

Contract Value - The value of all Accumulation Units in a contract plus any amount held in the Fixed Account, any amount held under Guaranteed Term Options and any amounts transferred as a loan to the collateral fixed account.

Contract Year - Each year the contract is in force beginning with the date the contract is issued.

Current Income Benefit Base - For purposes of the Lifetime Income Options, the value that is used to determine how much the contract owner can withdraw from the contract each year. This value is multiplied by the lifetime income percentage to arrive at the benefit amount for any given year.

Daily Net Assets - A figure that is calculated at the end of each Valuation Date and represents the sum of all the contract owners' interests in the variable Sub-Accounts after the deduction of contract and underlying mutual fund expenses.

FDIC - Federal Deposit Insurance Corporation.

Fixed Account - An investment option that is funded by Nationwide's General Account.  Amounts allocated to the Fixed Account will receive periodic interest, subject to a guaranteed minimum crediting rate.

General Account - All assets of Nationwide other than those of the Variable Account or in other separate accounts that have been or may be established by Nationwide.

Guaranteed Term Option - Investment Options that are part of the Multiple Maturity Separate Account providing a guaranteed interest rate paid over certain periods of time (or terms), if certain conditions are met.  Guaranteed Term Option is referred to as Target Term Option in the state of Pennsylvania.

Individual Retirement Account - An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

Individual Retirement Annuity or IRA - An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

Investment-Only Contract - A contract purchased by a qualified pension, profit-sharing or stock bonus plan as defined by Section 401(a) of the Internal Revenue Code.

Multiple Maturity Separate Account - A separate account of Nationwide funding the Guaranteed Term Options with terms of 3, 5, 7, or 10 years with a fixed rate of return (subject to a market value adjustment).

Nationwide - Nationwide Life Insurance Company.

Net Asset Value - The value of one share of an underlying mutual fund at the close of the New York Stock Exchange.

Non-Qualified Contract - A contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.

Qualified Plan - A retirement plan that receives favorable tax treatment under Section 401 of the Internal Revenue Code, including Investment-Only Contracts.  In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-Only Contracts unless specifically stated otherwise.

Roth IRA - An annuity contract which qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.

SEC - Securities and Exchange Commission.

SEP IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(k) of the Internal Revenue Code.

Simple IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Internal Revenue Code.

Sub-Accounts - Divisions of the Variable Account, each of which invests in a single underlying mutual fund.

Target Term Option - Investment options that are, in all material respects, the same as Guaranteed Term Options.  All references in this prospectus to Guaranteed Term Options in connection with the Capital Preservation Plus Lifetime Income Option will also mean Target Term Options (in applicable jurisdictions).

Tax Sheltered Annuity - An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.  The Tax Sheltered Annuities sold under this prospectus are not available in connection with investment plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Valuation Date - Each day the New York Stock Exchange is open for business, or any other day during which there is a sufficient degree of trading of underlying mutual fund shares such that the current Net Asset Value of Accumulation Units or Annuity Units might be materially affected.  Values of the Variable Account are determined as of the close of the New York Stock Exchange which generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days and as conditions warrant.

Valuation Period - The period of time commencing at the close of a Valuation Date and ending at the close of the New York Stock Exchange for the next succeeding Valuation Date.

Variable Account - Nationwide Variable Account-II, a separate account of Nationwide that contains Variable Account allocations.  The Variable Account is divided into

Sub-Accounts, each of which invests in shares of a separate underlying mutual fund.

Table of Contents	Page
Glossary of Special Terms	2
Contract Expenses	6
Underlying Mutual Fund Annual Expenses	8
Example	8
Synopsis of the Contracts	9
Purpose of the Contract
Minimum Initial and Subsequent Purchase Payments
Dollar Limit Restrictions
Credits on Purchase Payments
Charges and Expenses
Annuity Payments
Taxation
Ten Day Free-look
Condensed Financial Information	13
Financial Statements	13
Nationwide Life Insurance Company	13
Nationwide Investment Services Corporation	13
Investing in the Contract	13
The Variable Account and Underlying Mutual Funds
Guaranteed Term Options
The Fixed Account
The Contract in General	17
Distribution, Promotional and Sales Expenses
Underlying Mutual Fund Payments
Profitability
Contract Modification
Standard Charges and Deductions	18
Mortality and Expense Risk and Administrative Charges
Contract Maintenance Charge
Contingent Deferred Sales Charge
Premium Taxes
Short-Term Trading Fees
Optional Contract Benefits, Charges and Deductions	21
Death Benefit Options
Spousal Protection Annuity Options
Beneficiary Protector II Option
Extra Value Option
Capital Preservation Plus Option
Capital Preservation Plus Lifetime Income Option
Lifetime Income Options - Generally
10% Lifetime Income Option
7% Lifetime Income Option
5% Lifetime Income Option
Spousal Continuation Benefit
Income Benefit Investment Options
Removal of Variable Account Charges	51
Ownership and Interests in the Contract	51
Contract Owner
Joint Owner
Contingent Owner
Annuitant
Contingent Annuitant
Co-Annuitant
Joint Annuitant
Beneficiary and Contingent Beneficiary
Changes to the Parties to the Contract
Operation of the Contract	53
Minimum Initial and Subsequent Purchase Payments
Purchase Payment Credits
Pricing

Table of Contents (continued)	Page
Allocation of Purchase Payments
Determining the Contract Value
Transfer Requests
Transfer Restrictions
Transfers Prior to Annuitization
Transfers After Annuitization
Right to Examine and Cancel	57
Surrender (Redemption) Prior to Annuitization	57
Partial Surrenders (Partial Redemptions)
Full Surrenders (Full Redemptions)
Surrender (Redemption) After Annuitization	58
Surrenders Under Certain Plan Types	58
Surrenders Under a Tax Sheltered Annuity
Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan
Loan Privilege	59
Minimum and Maximum Loan Amounts
Maximum Loan Processing Fee
How Loan Requests are Processed
Loan Interest
Loan Repayment
Distributions and Annuity Payments
Transferring the Contract
Grace Period and Loan Default
Assignment	60
Contract Owner Services	60
Asset Rebalancing
Dollar Cost Averaging
Enhanced Fixed Account Dollar Cost Averaging
Dollar Cost Averaging for Living Benefits
Fixed Account Interest Out Dollar Cost Averaging
Systematic Withdrawals
Nationwide Allocation Architect
Custom Portfolio Asset Rebalancing Service
Death Benefits	65
Death of Contract Owner
Death of Annuitant
Death of Contract Owner/Annuitant
Death Benefit Payment
Death Benefit Calculations
Annuity Commencement Date	70
Annuitizing the Contract	70
Annuitization Date
Annuitization
Fixed Annuity Payments
Variable Annuity Payments
Frequency and Amount of Annuity Payments
Annuity Payment Options	72
Annuity Payment Options for Contracts with Total Purchase Payments Less Than or Equal to $2,000,000
Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000
Statements and Reports	72
Legal Proceedings	73
Table of Contents of Statement of Additional Information	76
Appendix A: Underlying Mutual Funds	77
Appendix B: Condensed Financial Information	87
Appendix C: Contract Types and Tax Information	112
Appendix D: State Variations	122

Contract Expenses

The following tables describe the fees and expenses that a contract owner will pay when buying, owning, or surrendering the contract.

The first table describes the fees and expenses a contract owner will pay at the time the contract is purchased, surrendered, or when cash value is transferred between investment options.

Contract Owner Transaction Expenses
Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments surrendered)								7%1
Number of Completed Years from Date of Purchase Payment	0	1	2	3	4	5	6	7
CDSC Percentage	7%	7%	6%	5%	4%	3%	2%	0%
Some state jurisdictions require a lower CDSC schedule.  Please refer to your contract for state specific information.
Maximum Loan Processing Fee	$252
Maximum Premium Tax Charge	5%3
Maximum Short-Term Trading Fee (as a percentage of transaction amount)	1%

The next table describes the fees and expenses that a contract owner will pay periodically during the life of the contract (not including underlying mutual fund fees and expenses).

Recurring Contract Expenses
Maximum Annual Contract Maintenance Charge	$304
Annual Loan Interest Charge	2.25%5
Variable Account Annual Expenses (assessed as an annualized rate of total variable account charges as a percentage of the Daily Net Assets)6
Mortality and Expense Risk Charge	0 .90%
Administrative Charge	0.20%
Death Benefit Options (an applicant may purchase one)
One-Year Enhanced Death Benefit II Option (available beginning September 1, 2004 or a later date if state law requires) Total Variable Account Charges (including this option only)	0.15%7 1.25%
One-Year Enhanced Death Benefit Option (available until September 1, 2004 or until state approval is received for the One-Year Enhanced Death Benefit II Option)
Total Variable Account Charges (including this option only)
0.10% 1.20%
One-Month Enhanced Death Benefit II Option (available beginning September 1, 2004 or a later date if state law requires) Total Variable Account Charges (including this option only)	0.35%8 1.45%
One-Month Enhanced Death Benefit Option (available until September 1, 2004 or until state approval is received for the One-Month Enhanced Death Benefit II Option)
Total Variable Account Charges (including this option only)
0.30% 1.40%
Combination Enhanced Death Benefit II Option (available beginning September 1, 2004 or a later date if state law requires) Total Variable Account Charges (including this option only)	0.45%9 1.55%
Combination Enhanced Death Benefit Option (available until September 1, 2004 or until state approval is received for the Combination Enhanced Death Benefit II Option)
Total Variable Account Charges (including this option only)
0.40%10 1.50%
(continued on next page)

Recurring Contract Expenses (continued)
Spousal Protection Options (an applicant may elect one)
Spousal Protection Annuity II Option (available beginning September 1, 2004 or a later date if state law requires) Total Variable Account Charges (including this option only)	0.20% 1.30%
Spousal Protection Annuity Option (available until September 1, 2004 or until state approval is received for the Spousal Protection Annuity II Option)
Total Variable Account Charges (including this option only)
0.10% 1.20%
Beneficiary Protector II Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to variable account allocations, allocations made to the Fixed Account or to the Guaranteed Term Options will be assessed a fee of 0.35%.
0.35%11 1.45%
3% Extra Value Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to variable account allocations, allocations made to the Fixed Account and the Guaranteed Term Options for the first 7 Contract Years will be assessed a fee of 0.45%.
0.45%12 1.55%
Capital Preservation Plus Lifetime Income Option	1.00%13
Total Variable Account Charges (including this option only)	2.10%
In addition to the charge assessed to variable account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of no more than 1.00% by decreasing the interest credited to amounts allocated to the Guaranteed Term Options/Target Term Options.

Capital Preservation Plus Option (no longer available for purchase)	0.50%
Total Variable Account Charges (including this option only)	1.60%
In addition to the charge assessed to variable account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of 0.50% by decreasing the interest credited to amounts allocated to the Guaranteed Term Options/Target Term Options.

Additional Optional Riders with charges assessed annually as a percentage of Current Income Benefit Base14:
Lifetime Income Options (an applicant may purchase one):
5% Lifetime Income Option (only available in NY)	1.00%15
7% Lifetime Income Option (not available in NY)	1.00%16
10% Lifetime Income Option	1.20%17
Spousal Continuation Benefits (an applicant may purchase one only if the corresponding Lifetime Income Option is elected):
5% Spousal Continuation Benefit (only available in NY)	0.15%
7% Spousal Continuation Benefit (not available in NY)	0.15%
10% Spousal Continuation Benefit (not available in NY)	0.30%18

The next table shows the fees and expenses that a contract owner would pay if he/she elected all of the optional benefits under the contract (and the most expensive of mutually exclusive optional benefits).

Summary of Maximum Contract Expenses (maximum of mutually exclusive options)
Variable Account Charge (applicable to all contracts)	1.10%
Combination Enhanced Death Benefit II Option	0.45%
Beneficiary Protector II Option	0.35%
Spousal Protection Annuity II Option	0.20%
3% Extra Value Option	0.45%
10% Lifetime Income Option	1.20%19
10% Spousal Continuation Benefit	0.30%19
Maximum Possible Total Variable Account Charges	4.05%20

Underlying Mutual Fund Annual Expenses

The next table provides the minimum and maximum total operating expenses, as of December 31, 2009, charged by the underlying mutual funds that you may pay periodically during the life of the contract.  The table does not reflect Short-Term Trading Fees.  More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund.

Total Annual Underlying Mutual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets)	0.45%	1.99%

The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds.  Therefore, actual expenses could be lower.  Refer to the underlying mutual fund prospectuses for specific expense information.

Example

This Example is intended to help contract owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and underlying mutual fund fees and expenses.  The Example does not reflect premium taxes or Short-Term Trading Fees, which if reflected, would result in higher expenses.

The Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds;
•	the maximum Contingent Deferred Sales Charge;
•	a $30 Contract Maintenance Charge expressed as a percentage of the average contract account size; and
•	the total variable account charges associated with the most expensive combination of optional benefits (4.05%)21.

For those contracts that do not elect the most expensive combination of optional benefits, the expenses would be lower.

	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (1.99%)	$1,296	$2,414	$3,490	$6,182	*	$1,964	$3,220	$6,182	$666	$1,964	$3,220	$6,182
Minimum Total Underlying Mutual Fund Operating Expenses (0.45%)	$1,134	$1,961	$2,788	$5,031	*	$1,511	$2,518	$5,031	$504	$1,511	$2,518	$5,031

*The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.

1Each Contract Year, the contract owner may withdraw without a CDSC the greater of:
(1)10% of the net difference of purchase payments that are subject to CDSC minus purchase payments surrendered that were subject to CDSC; or
(2)any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.
This free withdrawal privilege is non-cumulative.  Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  The Internal Revenue Code may impose restrictions on surrenders from contracts issued as Tax Sheltered Annuities.

2Nationwide may assess a loan processing fee at the time each new loan is processed.  Loans are only available for contracts issued as Tax Sheltered Annuities.  Loans are not available in all states.  In addition, some states may not permit Nationwide to assess a loan processing fee.

3Nationwide will charge between 0% and 5% of purchase payments for premium taxes levied by state or other government entities.  The amount assessed to the contract will equal the amount assessed by the state or government entity.

4The Contract Maintenance Charge is deducted annually from all contracts containing less than $50,000 on each contract anniversary.  This charge is permanently waived for any contract valued at $50,000 or more on any contract anniversary.

5The loan interest rate is determined, based on market conditions, at the time of loan application or issuance.  The loan balance in the collateral fixed account is credited with interest at 2.25% less than the loan interest rate.  Thus, the net loan interest charge is an annual rate of 2.25%, which is applied against the outstanding loan balance.

6These charges apply only to sub-account allocations.  They do not apply to allocations made to the fixed account or to the Guaranteed Term Options.  They are charged on a daily basis at the annualized rate noted above.

7The One-Year Enhanced Death Benefit II Option is only available for contracts with annuitants age 80 or younger at the time of application.

8The One-Month Enhanced Death Benefit II Option is only available for contracts with annuitants age 80 or younger at the time of application.

9The Combination Enhanced Death Benefit II Option is only available for contracts with annuitants age 75 or younger at the time of application.

10The Combination Enhanced Death Benefit Option is only available for contracts with annuitants age 80 or younger at the time of application.

11The Beneficiary Protector II Option is only available for contracts with annuitants age 75 or younger at the time of application.

12Nationwide will discontinue deducting the charge associated with the 3% Extra Value Option 7 years from the date the contract was issued.  Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the fixed account when the contract owner elects or has elected the 3% Extra Value Option.

13For contracts issued on or after September 15, 2008 or the date of state approval (whichever is later), the current variable account charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.75% of the Daily Net Assets of the variable account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.75%.
For contracts issued before September 15, 2008 or the date of state approval (whichever is later), the current variable account charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.60% of the Daily Net Assets of the variable account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.60%.

14For information about how the Current Income Benefit Base is calculated see "Determination of the Income Benefit Base Prior to the First Surrender" later in this prospectus.

15Currently, the charge associated with the 5% Lifetime Income Option is equal to 0.85% of the Current Income Benefit Base.

16Currently, the charge associated with the 7% Lifetime Income Option is equal to 0.95% of the Current Income Benefit Base.

17Currently, the charge associated with the 10% Lifetime Income Option is equal to 1.00% of the Current Income Benefit Base.

18Currently, the charge associated with the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base.

19This charge is a percentage of the Current Income Benefit Base.  For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.

20The Maximum Possible Total Variable Account Charges associated with a particular contract may be higher or lower than 4.05% depending on whether the Current Income Benefit Base is higher or lower than the Daily Net Assets.  For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.

21The total variable account charges associated with the most expensive combination of optional benefits may be higher or lower than 4.05% depending on whether the Current Income Benefit Base is higher or lower than the Daily Net Assets.  For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.

Synopsis of the Contracts

The contracts described in this prospectus are individual flexible purchase payment contracts.

The contracts can be categorized as:

•	Charitable Remainder Trusts;
•	Individual Retirement Annuities ("IRAs");
•	Investment-Only Contracts (Qualified Plans);
•	Non-Qualified Contracts;
•	Roth IRAs;
•	Simplified Employee Pension IRAs ("SEP IRAs");
•	Simple IRAs; and
•	Tax Sheltered Annuities (Non-ERISA).

For more detailed information with regard to the differences in contract types, please see Appendix C: Contract Types and Tax Information later in this prospectus.  Prospective purchasers may apply to purchase a contract through broker dealers that have entered into a selling agreement with Nationwide Investment Services Corporation.

Surrenders

Contract owners may generally surrender some or all of their Contract Value at any time prior to annuitization by notifying Nationwide in writing.  See the "Surrender (Redemption) Prior to Annuitization" section later in this prospectus.  After the Annuitization Date, surrenders are not permitted.  See the "Surrender (Redemption) After Annuitization" section later in this prospectus.

Purpose of the Contract

The annuity described in this prospectus is intended to provide benefits to a single individual and his/her beneficiaries.  It is not intended to be used:

•	by institutional investors;

•	in connection with other Nationwide contracts that have the same Annuitant; or

•	in connection with other Nationwide contracts that have different Annuitants, but the same contract owner.

By providing these annuity benefits, Nationwide assumes certain risks.  If Nationwide determines that the risks it intended to assume in issuing the contract have been altered by misusing the contract as described above, Nationwide reserves the right to take any action it deems necessary to reduce or eliminate the altered risk, including, but not limited to, rescinding the contract and returning the Contract Value (less any applicable Contingent Deferred Sales Charge and/or market value adjustment) at any time.  Nationwide also reserves the right to take any action it deems necessary to reduce or eliminate altered risk resulting from materially false, misleading, incomplete or otherwise deficient information provided by the contract owner.  These actions include implementing new procedures and restrictions as well as not accepting future purchase payments.  Nationwide will provide the contract owner written notice of any actions taken to reduce risk or eliminate risk.

Minimum Initial and Subsequent Purchase Payments

Contract Type	Minimum Initial Purchase Payment**	Minimum Subsequent Payments***
Charitable Remainder Trust	$5,000	$500
IRA	$3,000	$500
Investment-Only	$3,000	$500
Non-Qualified	$5,000	$500
Roth IRA	$3,000	$500
SEP IRA	$3,000	$500
Simple IRA	$3,000	$500
Tax Sheltered Annuity*	$3,000	$500

* Only available for individual 403(b) Tax Sheltered Annuity contracts subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

**A contract owner will meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first Contract Year.

***For subsequent purchase payments sent via electronic deposit, the minimum subsequent purchase payment is $50.

Subsequent purchase payments may not be permitted in all states.

Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide on the life of any one Annuitant to exceed $1,000,000.   Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), annuitant age, state of issue, total purchase payments, optional benefits elected, current market conditions, and current hedging costs.  All such decisions will be based on internally established actuarial guidelines and will be applied in a non-discriminatory manner.  In the event that we do not accept a purchase payment under these guidelines, we will immediately return the purchase payment in its entirety in the same manner as it was received.  If we accept the purchase payment, it will be applied to the contract immediately and will receive the next calculated Accumulation Unit value.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.

Dollar Limit Restrictions

In addition to the potential purchase payment restriction listed above, certain features of the contract have additional purchase payment and/or Contract Value limitations associated with them:

Annuitization.  Your annuity payment options will be limited if you submit total purchase payments in excess of $2,000,000.  Furthermore, if the amount to be annuitized is greater than $5,000,000, we may limit both the amount that can be annuitized on a single life and the annuity payment options.

Death benefit calculations.  Purchase payments up to $3,000,000 will result in a higher death benefit payment than purchase payments in excess of $3,000,000.

10% Lifetime Income Option.  If you elect the 10% Lifetime Income Option, your subsequent purchase payments may be limited to an aggregate total of $50,000 per calendar year.

If the contract owner elects the 3% Extra Value Option, amounts credited to the contract in excess of total purchase payments may not be used to meet the minimum initial and subsequent purchase payment requirements.

Guaranteed Term Options. Guaranteed Term Options are separate investment options under the contract.  The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

Credits on Purchase Payments

Purchase Payment Credits ("PPCs") are additional credits that Nationwide will apply to a contract when cumulative purchase payments reach certain aggregate levels.

Each time a contract owner submits a purchase payment, Nationwide will perform a calculation to determine if and how many PPCs are payable as a result of that particular deposit.

PPCs are considered earnings, not purchase payments, and they will be allocated in the same proportion that purchase payments are allocated on the date the PPCs are applied.

If the contract owner cancels the contract pursuant to the contractual free-look provision, Nationwide will recapture all PPCs applied to the contract.  In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free-look, Nationwide will recapture all PPCs, but under no circumstances will the amount returned to the contract owner be less than the purchase payments made to the contract.  In those states that allow a return of Contract Value, the contract owner will retain any earnings attributable to the PPCs, but all losses attributable to the PPCs will be incurred by Nationwide.

All PPCs are fully vested after the end of the contractual free-look period.

For further information on PPCs, please see "Purchase Payment Credits" later in this prospectus.

Charges and Expenses

Underlying Mutual Fund Annual Expenses

The underlying mutual funds charge fees and expenses that are deducted from underlying mutual fund assets.  These fees and expenses are in addition to the fees and expenses assessed by the contract.  The prospectus for each underlying mutual fund provides information regarding the fees and expenses applicable to the fund.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.  Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.

Variable Account Charge

Nationwide deducts a Variable Account Charge equal to an annualized rate of 1.10% of the Daily Net Assets of the Variable Account.  Nationwide assesses this charge to offset expenses incurred in the day to day business of issuing, distributing and maintaining variable annuity contracts.

Contract Maintenance Charge

A $30 Contract Maintenance Charge is assessed on each contract anniversary and upon full surrender of the contract.  If, on any contract anniversary (or on the date of a full surrender) the Contract Value is $50,000 or more, Nationwide will waive the Contract Maintenance Charge from that point forward.

Contingent Deferred Sales Charge

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract.  However, Nationwide may deduct a Contingent Deferred Sales Charge ("CDSC") if any amount is withdrawn from the contract.  This CDSC reimburses Nationwide for sales expenses.  The amount of the CDSC will not exceed 7% of purchase payments surrendered.

Death Benefit Options

In lieu of the standard death benefit, an applicant may elect a death benefit option at the time of application, as follows:

Death Benefit Options	Charges*
One-Year Enhanced Death Benefit II Option1	0.15%
One-Year Enhanced Death Benefit Option2	0.10%
One-Month Enhanced Death Benefit II Option3	0.35%
One-Month Enhanced Death Benefit Option4	0.30%
Combination Enhanced Death Benefit II Option5	0.45%
Combination Enhanced Death Benefit Option6	0.40%

*The charges shown are the annualized rates charged as a percentage of the Daily Net Assets of the Variable Account.

1The One-Year Enhanced Death Benefit II Option is only available beginning September 1, 2004 (or a later date if state law requires) and is only available for contracts with Annuitants age 80 or younger at the time of application.

2The One-Year Enhanced Death Benefit Option is only available until September 1, 2004 (or a later date if state law requires).

3The One-Month Enhanced Death Benefit II Option is only available beginning September 1, 2004 (or a later date if state law requires) and is only available for contracts with Annuitants age 80 or younger at the time of application.

4The One-Month Enhanced Death Benefit Option is only available until September 1, 2004 (or a later date if state law requires).

5The Combination Enhanced Death Benefit II Option is only available beginning September 1, 2004 (or a later date if state law requires) and is only available for contracts with Annuitants age 75 or younger at the time of application.

6The Combination Enhanced Death Benefit Option is only available until September 1, 2004 (or a later date if state law requires) and is only available for contracts with Annuitants age 80 or younger at the time of application.

For more information about the standard and optional death benefits, please see the "Death Benefit Calculations" provision.

Spousal Protection Annuity Options

Spousal Protection Annuity Options	Charges*
Spousal Protection Annuity II Option1	0.20%
Spousal Protection Annuity Option2	0.10%

*The charges shown are the annualized rates charged as a percentage of the Daily Net Assets of the Variable Account.

1The Spousal Protection Annuity II Option is only available beginning September 1, 2004 (or a later date if state law requires).

2The Spousal Protection Annuity Option is only available until September 1, 2004 (or until state approval of the price increase is received).

Beneficiary Protector II Option

A Beneficiary Protector II Option is available under the contract at the time of application.  This option is only available for contracts with Annuitants age 75 or younger at the time of application.  If the contract owner of an eligible contract elects the Beneficiary Protector II Option, Nationwide will deduct an additional charge at an annualized rate of 0.35% of the Daily Net Assets of the Variable Account.  Additionally, allocations made to the Fixed Account and the Guaranteed Term Options will be assessed a fee of 0.35%.

3% Extra Value Option

A 3% Extra Value Option is available under the contract at the time of application.  If the contract owner elects the 3% Extra Value Option, Nationwide will assess a charge equal to an annualized rate of 0.45% of the Daily Net Assets of the Variable Account.  In addition to the charge assessed to the Variable Account, allocations made to the Fixed Account and the Guaranteed Term Options will be assessed a fee of 0.45%.  Nationwide will discontinue deducting the charge at the end of the 7th Contract Year.  Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the contract owner elects or has elected the 3% Extra Value Option. These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front Extra Value Option credits.

Capital Preservation Plus Option

The Capital Preservation Plus Option is no longer available for election under the contract and has been replaced with the Capital Preservation Plus Lifetime Income Option effective March 1, 2005 (or thereafter upon state approval of the Capital Preservation Plus Lifetime Income Option).

If the contract owner or applicant elects the Capital Preservation Plus Option, Nationwide will deduct an additional charge at an annualized rate not to exceed 0.50% of the Daily Net Assets of the Variable Account.  Additionally, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of not more than 0.50%.  Consequently, the interest rate of return for assets in the Guaranteed Term Option/Target Term Option will be lowered due to the assessment of this charge.

Capital Preservation Plus Lifetime Income Option

The Capital Preservation Plus Lifetime Income Option is only available under the contract at the time of application for contracts issued based on good order applications signed and dated on or prior to January 12, 2009.  After January 12, 2009, the Capital Preservation Plus Lifetime Income Option is only available to those contract owners that previously elected either the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option.  The contract owner (or the Annuitant in the case of a non-natural contract owner) must be age 35 or older at the time of application.  The Capital Preservation Plus Lifetime Income Option may not be elected if a Lifetime Income Option is elected.

If the contract owner or applicant elects the Capital Preservation Plus Lifetime Income Option, Nationwide will deduct an additional charge at an annualized rate not to exceed 1.00% of the Daily Net Assets of the Variable Account.  Additionally, the interest rate of return credited to allocations made to the Guaranteed Term Options or Target Term Options will be reduced by not more than 1.00%.  For contracts issued on or after September, 15, 2008 or the date of state approval (whichever is later): the current charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.75% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.75%.  For contracts issued before September 15, 2008 or the date of state approval (whichever is later): the current charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.60% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.60%.

10% Lifetime Income Option

Upon the later of September 15, 2008 or the date of state approval, the 10% Lifetime Income Benefit Option is available under the contract at the time of application. The contract owner (or the Annuitant in the case of a non-natural contract owner) must be between age 45 and 85 at the time of application.  The 10% Lifetime Income Option may not be elected if a loan is outstanding or if any of the following optional benefits are elected: another Lifetime Income Option or the Capital Preservation Plus Lifetime Income Option.

If the contract owner elects the 10% Lifetime Income Option, Nationwide will deduct an additional charge not to exceed 1.20% of the Current Income Benefit Base, which is the amount upon which the annual benefit is based.  The current charge for the 10% Lifetime Income Option is 1.00% of the Current Income Benefit Base.  The charge is deducted on each contract anniversary and is taken from the Sub-Accounts proportionally based on contract allocations at the time the charge is deducted.

7% Lifetime Income Option

The 7% Lifetime Income Option is available under the contract at the time of application.  (For contracts issued before May 1, 2007, the 7% Lifetime Income Option is also available for election at any time after application.)  However, upon state approval of the 10% Lifetime Income Option, the 7% Lifetime Income Option will no longer be available for election.  The 7% Lifetime Income Option is not available in the State of New York.

The contract owner (or the Annuitant in the case of a non-natural contract owner) must be between age 45 and 85 at the time of application.  The 7% Lifetime Income Option may not be elected if any of the following optional benefits are elected: another Lifetime Income Option or the Capital Preservation Plus Lifetime Income Option.

If the contract owner elects the 7% Lifetime Income Option, Nationwide will deduct an additional charge not to exceed 1.00% of the Current Income Benefit Base, which is the amount upon which the annual benefit is based.  The current charge for the 7% Lifetime Income Option is 0.95% of the Current Income Benefit Base.  The charge is deducted on each contract anniversary and is taken from the Sub-Accounts proportionally based on contract allocations at the time the charge is deducted.

5% Lifetime Income Option

The 5% Lifetime Income Option is available under the contract at the time of application.  Effective September 15, 2008, the 5% Lifetime Income Option is only available for contracts issued in the State of New York.  The contract owner (or the Annuitant in the case of a non-natural contract owner) must be between age 45 and 85 at the time of application.  The 5% Lifetime Income Option may not be elected if any of the following optional benefits are elected: another Lifetime Income Option or the Capital Preservation Plus Lifetime Income Option.

If the contract owner elects the 5% Lifetime Income Option, Nationwide will deduct an additional charge not to exceed 1.00% of the Current Income Benefit Base, which is the amount upon which the annual benefit is based.  The current charge for the 5% Lifetime Income Option is 0.85% of the Current Income Benefit Base.  The charge is deducted on each contract anniversary and is taken from the Sub-Accounts proportionally based on contract allocations at the time the charge is deducted.

5% or 7% Spousal Continuation Benefit

The 5% or 7% Spousal Continuation Benefit is only available for election if and when the 5% or 7% Lifetime Income Option is elected.  The contract owner's spouse (or the Annuitant's spouse in the case of a non-natural contract owner) must be between age 45 and 85 at the time of application.  If the contract owner elects the 5% or 7% Spousal Continuation Benefit, Nationwide will deduct an additional charge of 0.15% of the Current Income Benefit Base.  The charge is deducted at the same time and in the same manner as the 5% or 7% Lifetime Income Option charge.

10% Spousal Continuation Benefit

The 10% Spousal Continuation Benefit is only available for election if and when the 10% Lifetime Income Option is elected.  The 10% Spousal Continuation Benefit is not available in the State of New York.  The contract owner's spouse (or the Annuitant's spouse in the case of a non-natural contract owner) must be between age 45 and 85 at the time of application.  If the contract owner elects the 10% Spousal Continuation Benefit, Nationwide will deduct an additional charge not to exceed 0.30% of the Current Income Benefit Base.  Currently, the charge for the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base. The charge is deducted at the same time and in the same manner as the 10% Lifetime Income Option charge.

Charges for Optional Benefits

The charges associated with optional benefits are generally only assessed prior to annuitization.  However, the charge associated with the 3% Extra Value Option is assessed for the first 7 Contract Years.  Therefore, if a contract owner that elected the 3% Extra Value Option annuitizes before the end of the 7th Contract Year, the charge for that option will continue to be assessed after annuitization until the end of the 7th Contract Year.

Annuity Payments

Annuity payments begin on the Annuitization Date and will be based on the annuity payment option chosen prior to annuitization.  Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Taxation

How a contract is taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority.  Premium tax rates currently range from 0% to 5% (see "Federal Tax Considerations" in "Appendix C: Contract Types and Tax Information" and "Premium Taxes").

Ten Day Free-look

Under state insurance laws, contract owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it.  This right is referred to as a "free look" right.  The length of this time period depends on state law and may vary depending on whether your purchase is replacing another annuity contract you own.

If the contract owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any  Purchase Payment Credits, and applicable federal and state income tax withholding.  Otherwise, Nationwide will return the Contract Value, less any Purchase Payment Credits, and applicable federal and state income tax withholding.

See "Right to Examine and Cancel" and "Purchase Payment Credits" later in this prospectus for more information.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying mutual funds and the assessment of Variable Account charges which may vary from contract to contract (for more information on the calculation of Accumulation Unit values, see "Determining Variable Account Value – Valuing an Accumulation Unit").  Please refer to Appendix B for information regarding the minimum and maximum class of Accumulation Unit values.  All classes of Accumulation Unit values may be obtained, free of charge, by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.

Financial Statements

Financial statements for the Variable Account and consolidated financial statements for Nationwide are located in the Statement of Additional Information.  A current Statement of Additional Information may be obtained, without charge, by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.

Nationwide Life Insurance Company

Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.  Nationwide is a provider of life insurance, annuities and retirement products.  It is admitted to do business in all states, the District of Columbia and Puerto Rico.

Nationwide is a member of the Nationwide group of companies.  Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies.  The Companies were organized under Ohio law in December 1925 and 1933 respectively.  The Companies engage in a general insurance and reinsurance business, except life insurance.

Nationwide Investment Services Corporation

The contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215.  NISC is a wholly owned subsidiary of Nationwide.

Investing in the Contract

The Variable Account and Underlying Mutual Funds

Nationwide Variable Account-II is a variable account that invests in the underlying mutual funds listed in Appendix A.  Nationwide established the Variable Account on October 7, 1981 pursuant to Ohio law.  Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the Variable Account.

Income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account's own investment experience and not the investment experience of Nationwide's other assets.  The Variable Account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide.  Nationwide is obligated to pay all amounts promised to contract owners under the contracts.

The Variable Account is divided into Sub-Accounts, each corresponding to a single underlying mutual fund.  Nationwide uses the assets of each Sub-Account to buy shares of the underlying mutual funds based on contract owner instructions.

Contract owners receive underlying mutual fund prospectuses when they make their initial Sub-Account allocations and any time they change those allocations. Contract owners can obtain prospectuses for underlying funds at any other time by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.  Contract owners should read these prospectuses carefully before investing.

Underlying mutual funds in the Variable Account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Contract owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the Variable Account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the contract may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Contract owners will receive notice of any such changes that affect their contract.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the Variable Account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Voting Rights

Contract owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights.  Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions.  However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting.  Notification will contain proxy materials and a form with which to give Nationwide voting instructions.  Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of contract owners vote, each vote has a greater impact on, and may control the outcome.

The number of shares which a contract owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the Net Asset Value of that underlying mutual fund.  Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide.  Nationwide does not anticipate any disadvantages to this.  However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies.  If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC.  All affected contract owners will be notified in the event there is a substitution, elimination or combination of shares.

In April 2009, Nationwide filed an application with the SEC for an order permitting it to substitute assets allocated to certain underlying mutual funds into other underlying mutual funds available under the contract that have similar investment objectives and strategies.  If and when Nationwide receives SEC approval for these substitutions, affected contract owners will be notified in advance of the specific details relating to the substitutions and will be given an opportunity to make alternate investment allocations.

Deregistration of the Separate Account

Nationwide may deregister Nationwide Variable Account-II under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All contract owners will be notified in the event Nationwide deregisters Variable Account-II.

Guaranteed Term Options

Guaranteed Term Options ("GTOs") are separate investment options under the contract.  The minimum amount that may be allocated to a GTO is $1,000.  Allocations to a GTO are held in a separate account, established by Nationwide pursuant to Ohio law, to aid in the reserving and accounting for Guaranteed Term Option obligations.  The separate account's assets are held separately from Nationwide's other assets and are not chargeable with liabilities incurred in any other business of Nationwide.  However, the general assets of Nationwide are available for the purpose of meeting the guarantees of any GTO, subject to Nationwide's claims-paying ability.  A GTO prospectus should be read along with this prospectus.

Guaranteed Term Options provide a guaranteed rate of interest over four different maturity durations: three (3), five (5), seven (7) or ten (10) years.  Note:  The guaranteed term may last for up to 3 months beyond the 3, 5, 7, or 10 year period since every guaranteed term will end on the final day of a calendar quarter.

For the duration selected, Nationwide will declare a guaranteed interest rate. The guaranteed interest rate will be credited to amounts allocated to the GTO(s) unless a distribution is taken before the maturity date.  If a distribution occurs before the maturity date, the amount distributed will be subject to a market value adjustment.  A market value adjustment can increase or decrease the amount distributed depending on fluctuations in swap rates.  No market value adjustment will be applied if GTO allocations are held to maturity.

Because a market value adjustment can affect the value of a distribution, its effects should be carefully considered before surrendering or transferring from GTOs.  Please refer to the prospectus for the GTOs for further information.  Contract owners can obtain a GTO prospectus, by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.

Guaranteed Term Options are available only during the accumulation phase of a contract.  They are not available after the Annuitization Date.  In addition, GTOs are not available for use with Asset Rebalancing, Dollar Cost Averaging, or Systematic Withdrawals.

Guaranteed Term Options may not be available in every state.

GTO Charges Assessed for Certain Optional Benefits

For contract owners that elect the following optional benefits, allocations made to the GTOs will be assessed a fee as indicated:

Optional Benefit	GTO Charge
Beneficiary Protector II Option	0.35%
Extra Value Option	0.45%
Capital Preservation Plus Option	0.50%
Capital Preservation Plus Lifetime Income Option	up to 1.00%*

* For contracts issued on or after September 15, 2008 or the date of state approval (whichever comes last), the Guaranteed Term Option/Target Term Option charge associated with the Capital Preservation Plus Lifetime Income Option is equal to a reduction in crediting rates of 0.75%.  For contracts issued before September 15, 2008 or the date of state approval (whichever comes last), the Guaranteed Term Option/Target Term Option charge associated with the Capital Preservation Plus Lifetime Income Option is equal to a reduction in crediting rates of 0.60%.

The GTO charges are assessed by decreasing the interest rate of return credited to assets allocated to the Guaranteed Term Options.

Target Term Options

Due to certain state requirements, in some state jurisdictions, Nationwide uses Target Term Options ("TTOs") instead of GTOs in connection with the Capital Preservation Plus Option and the Capital Preservation Plus Lifetime Income Option.  Target Term Options are not available separate from these options.

For all material purposes, GTOs and TTOs are the same.  Target Term Options are managed and administered identically to GTOs.  The distinction is that the interest rate associated with TTOs is not guaranteed as it is in GTOs.  However, because the options are managed and administered identically, the result to the investor is the same.

All references in this prospectus to GTOs in connection with the Capital Preservation Plus Option and the Capital Preservation Plus Lifetime Income Option will also mean TTOs (in applicable jurisdictions).  Please refer to the prospectus for the Guaranteed Term Options/Target Term Options for more information.

The Fixed Account

The Fixed Account is an investment option that is funded by assets of Nationwide's General Account.  The General Account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.  The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this prospectus relating to the Fixed Account.

Purchase payments will be allocated to the Fixed Account by election of the contract owner.  Nationwide reserves the right to limit or refuse purchase payments allocated to the Fixed Account at its sole discretion.  Generally, Nationwide will invoke this right when interest rates are low by historical standards.

Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the contract owner elects or has elected the 3% Extra Value Option.  These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front Extra Value Option credits.

The investment income earned by the Fixed Account will be allocated to the contracts at varying guaranteed interest rate(s) depending on the following categories of Fixed Account allocations:

•
New Money Rate – The rate credited on the Fixed Account allocation when the contract is purchased or when subsequent purchase payments are made.  Subsequent purchase payments may receive different New Money Rates than the rate when the contract was issued, since the New Money Rate is subject to change based on market conditions.

•
Variable Account to Fixed Rate – Allocations transferred from any of the underlying investment options in the Variable Account to the Fixed Account may receive a different rate.  The rate may be lower than the New Money Rate.  There may be limits on the amount and frequency of movements from the Variable Account to the Fixed Account.

•
Renewal Rate – The rate available for maturing Fixed Account allocations which are entering a new guarantee period.  The contract owner will be notified of this rate in a letter issued with the quarterly statements when any of the money in the contract owner's Fixed Account matures.  At that time, the contract owner will have an opportunity to leave the money in the Fixed Account and receive the Renewal Rate or the contract owner can move the money to any of the other underlying mutual fund options.

•
Dollar Cost Averaging Rate – From time to time, Nationwide may offer a more favorable rate for an initial purchase payment into a new contract when used in conjunction with a dollar cost averaging program.

All of these rates are subject to change on a daily basis; however, once applied to the Fixed Account, the interest rates are guaranteed until the end of the calendar quarter during which the 12 month anniversary of the Fixed Account allocation occurs.

Credited interest rates are annualized rates – the effective yield of interest over a one-year period.  Interest is credited to each contract on a daily basis.  As a result, the credited interest rate is compounded daily to achieve the stated effective yield.

The guaranteed rate for any purchase payment will be effective for not less than twelve months.  Nationwide guarantees that the rate will not be less than the minimum interest rate required by applicable state law.

Any interest in excess of the minimum interest rate required by applicable state law will be credited to Fixed Account allocations at Nationwide's sole discretion.  The contract owner assumes the risk that interest credited to Fixed Account allocations may not exceed the minimum interest rate required by applicable state law for any given year.

Nationwide guarantees that the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any surrenders and any applicable charges including CDSC.  Additionally, Nationwide guarantees that interest credited to Fixed Account allocations will not be less than the minimum interest required by applicable state law.

Fixed Account Interest Rate Guarantee Period

The Fixed Account interest rate guarantee period is the period of time that the Fixed Account interest rate is guaranteed to remain the same.  During a Fixed Account interest rate guarantee period, transfers cannot be made from the Fixed Account, and amounts transferred to the Fixed Account must remain on deposit.  If Contract Value is allocated to the Fixed Account and the contract owner subsequently elects the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option, the current Fixed Account interest rate guarantee period will terminate.  If such contract owner allocates all or part of the Non-Guaranteed Term Option component of the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option to the Fixed Account, the allocation will be credited interest at the then current Renewal Rate and a new Fixed Account interest rate guarantee period will begin.

For new purchase payments allocated to the Fixed Account and transfers to the Fixed Account, the Fixed Account interest rate guarantee period begins on the date of deposit or transfer and ends on the one year anniversary of the deposit or transfer.  The guaranteed interest rate period may last for up to 3 months beyond the 1 year anniversary because guaranteed terms end on the last day of a calendar quarter.

The Fixed Account interest rate guarantee period is distinct from the maturity durations associated with Guaranteed Term Options.

Fixed Account Charges Assessed for Certain Optional Benefits

All interest rates credited to the Fixed Account will be determined as described above.  Based on the criteria listed above, it is possible for a contract with various optional benefits to receive the same rate of interest as a contract with no optional benefits.  However, for contract owners that elect certain optional benefits under the contract, a charge is assessed to assets allocated to the Fixed Account.  Consequently, even though the guaranteed interest rate credited does not change, the charge assessed for the optional benefit will result in investment returns lower than the interest rate credited, as specified below:

Optional Benefit	Fixed Account Charges
Beneficiary Protector II Option	0.35%*
Extra Value Option	0.45%**

*The Fixed Account charge associated with this option will not be assessed after the applicable benefits are applied according to the terms of the option.

**The Fixed Account charge associated with this option will not be assessed after the end of the 7th Contract Year.

Although there is a fee assessed to the assets in the Fixed Account when either of the above optional benefits are elected, Nationwide guarantees that the interest rate credited to any assets in the Fixed Account will never be less than the minimum interest rate required by applicable state law.

The Contract in General

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs.  There are costs and charges associated with these benefits and advantages – costs and charges that are different, or do not exist at all, within other investment products.  With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates.

Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.  For more detailed information regarding provisions that vary by state, please see "Appendix D: State Variations" later in this prospectus.

Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options.  This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.  Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in the prospectus from being used to facilitate money laundering or the financing of terrorist activities.

If this contract is purchased to replace another variable annuity, be aware that the mortality tables used to determine the amount of annuity payments may be less favorable than those in the contract being replaced.

Guarantees under the contracts are the sole responsibility of Nationwide.

In general, deferred variable annuities are long-term investments; they are not intended as short-term investments.  Accordingly, Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership.  It is very important that contract owners and prospective contract owners understand all the costs associated with owning a contract, and if and how those costs change during the lifetime of the contract.  Contract and optional charges may not be the same in later Contract Years as they are in early Contract Years.  The various contract and optional benefit charges are assessed in order to compensate Nationwide for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the contract.

Following is a discussion of some relevant factors that may be of particular interest to prospective investors.

Distribution, Promotional and Sales Expenses

Nationwide pays commissions to the firms that sell the contracts.  The maximum gross commission that Nationwide will pay on the sale of the contracts is 7.00%.  Note that the individual registered representatives typically receive only a portion of this amount; the remainder is retained by the firm.  Nationwide may also, instead of a premium-based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.

In addition to or partially in lieu of commission, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products.  How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products.  For more information on the exact compensation arrangement associated with this contract, please consult your registered representative.

Underlying Mutual Fund Payments

Nationwide's Relationship with the Underlying Mutual Funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The Variable Account aggregates contract owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.   The Variable Account (and not the contract owners) is the underlying mutual fund shareholder.  When the Variable Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Nationwide incurs these expenses instead.

Nationwide also incurs the distribution costs of selling the contract (as discussed above), which benefit the underlying mutual funds by providing contract owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the contract and may pay Nationwide or its affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the contract.

Types of Payments Nationwide Receives

In light of the above, the underlying mutual funds and their affiliates make certain payments to Nationwide or its affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the contracts and other variable contracts Nationwide and its affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the contracts, paying expenses that Nationwide or its affiliates incur in promoting, marketing, and administering the contracts and the underlying mutual funds, and achieving a profit.

Nationwide or its affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund's adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, Nationwide benefits from assets invested in Nationwide's affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because its affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

Nationwide took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the contracts (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, Nationwide would have imposed higher charges under the contract.

Amount of Payments Nationwide Receives

For the year ended December 31, 2009, the underlying mutual fund payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.55% (as a percentage of the average Daily Net Assets invested in the underlying mutual funds) offered through this contract or other variable contracts that Nationwide and its affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments Nationwide and its affiliates receive depends on the assets of the underlying mutual funds attributable to the contract, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds

Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor Nationwide considers during the identification process is whether the underlying mutual fund's adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable contracts that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the contract in relation to its features and benefits when making your decision to invest.  Please note that higher contract and underlying mutual fund fees and charges have a direct effect on and may lower your investment performance.

Profitability

Nationwide does consider profitability when determining the charges in the contract.  In early Contract Years, Nationwide does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher.  Nationwide does, however, anticipate earning a profit in later Contract Years.  In general, Nationwide's profit will be greater the higher the investment return and the longer the contract is held.

Contract Modification

Nationwide may modify the annuity contracts, but no modification will affect the amount or term of any annuity contract unless a modification is required to conform the annuity contract to applicable federal or state law.  No modification will affect the method by which the Contract Values are determined.

Standard Charges and Deductions

Mortality and Expense Risk and Administrative Charges

Nationwide deducts a Mortality and Expense Risk Charge and an Administrative Charge from the Variable Account.  The Mortality and Expense Risk Charge is computed on a daily basis and is equal to an annualized rate of 0.90% of the Daily Net Assets of the Variable Account.  The Administrative Charge is computed on a daily basis and is equal to an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.

The Mortality and Expense Risk Charge is intended to compensate Nationwide for providing the insurance benefits under the contract, including the contract's basic death benefit that provides guaranteed benefits to your beneficiaries even if the market declines and also the risk that persons we guarantee annuity payments to will live longer than our assumptions.  The charge covers the risk that our assumptions about the mortality risks and expenses under this contract are incorrect and that we have agreed not to increase these charges over time despite our actual costs. The Administrative Charge covers administrative costs associated with providing contract benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. We may increase the Administrative Charge; however, any increase will only apply to contracts issued after the date of the increase. If there are any profits from the Mortality and Expense Risk Charge or the Administrative Charge, we may use such profits to finance the distribution of contracts.

Contract Maintenance Charge

Nationwide deducts a Contract Maintenance Charge of $30 on each contract anniversary that occurs before annuitization and upon full surrender of the contract.  This charge reimburses Nationwide for administrative expenses involved in issuing and maintaining the contract.

If, on any contract anniversary (or on the date of a full surrender), the Contract Value is $50,000 or more, Nationwide will waive the Contract Maintenance Charge from that point forward.

The deduction of the Contract Maintenance Charge will be taken proportionately from each Sub-Account, the Fixed Account and the Guaranteed Term Options based on the value in each option as compared to the total Contract Value.  Nationwide will not increase the Contract Maintenance Charge.  Nationwide will not reduce or eliminate the Contract Maintenance Charge where it would be discriminatory or unlawful.

Contingent Deferred Sales Charge

No sales charge deduction is made from purchase payments upon deposit into the contracts.  However, if any part of the contract is surrendered, Nationwide may deduct a CDSC.  The CDSC will not exceed 7% of purchase payments surrendered.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount of purchase payments surrendered.

For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth.  Earnings are not subject to the CDSC, but may not be distributed prior to the distribution of all purchase payments.  (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC applies as follows:

Number of Completed Years from Date of Purchase Payment	CDSC Percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0%

Some state jurisdictions may require a lower CDSC schedule.  Please refer to your contract for state specific information.

The CDSC is used to cover sales expenses, including commissions, production of sales material, and other promotional expenses.  If expenses are greater than the CDSC, the shortfall will be made up from Nationwide's general assets, which may indirectly include portions of the Variable Account charges, since Nationwide may generate a profit from these charges.

All or a portion of any withdrawal may be subject to federal income taxes.  Contract owners taking withdrawals before age 59½ may be subject to a 10% penalty tax.

Additional purchase payments made to the contract after receiving the benefit of a spousal protection option (if elected) are subject to the CDSC provisions of the contract (see "Spousal Protection Annuity Options" on page 22).

Waiver of Contingent Deferred Sales Charge

Each Contract Year, the contract owner may withdraw without a CDSC the greater of:

(1)	10% of the net difference of purchase payments that are subject to CDSC minus purchase payments surrendered that were subject to CDSC; or

(2)	any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

This CDSC-free withdrawal privilege is non-cumulative.  Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

Purchase payments surrendered under the CDSC-free withdrawal privilege are not, for purposes of calculating the maximum amount that can be withdrawn annually without a CDSC in subsection (1) above and for determining the waiver of CDSC for partial surrenders discussed later in this section, considered a surrender of purchase payments.

In addition, no CDSC will be deducted:

(1)	upon the annuitization of contracts which have been in force for at least 2 years;

(2)
upon payment of a death benefit. However, additional purchase payments made to the contract after receiving the benefit of a spousal protection option are subject to the CDSC provisions of the contract; or

(3)	from any values which have been held under a contract for at least 7 years.

No CDSC applies to transfers among Sub-Accounts or between or among the Guaranteed Term Options, the Fixed Account, or the Variable Account.

A contract held by a Charitable Remainder Trust (within the meaning of Internal Revenue Code Section 664) may withdraw CDSC-free the greater of the amount that would otherwise be available for withdrawal without a CDSC; and the difference between:

(a)	the Contract Value at the close of the day prior to the date of the withdrawal; and

(b)	the total purchase payments made to the contract (less an adjustment for amounts surrendered).

This contract is not designed for and does not support active trading strategies.  In order to protect investors in this contract that do not utilize such strategies, Nationwide may initiate certain exchange offers intended to provide contract owners that meet certain criteria with an alternate variable annuity designed to accommodate active trading.  If this contract is exchanged as part of an exchange offer, the exchange will be made on the basis of the relative Net Asset Value of the exchanged contract.  Furthermore, no CDSC will be assessed on the exchanged assets and Nationwide will "tack" the contract's CDSC schedule onto the new contract.  This means that the CDSC schedule will not start anew on the exchanged assets in the new contract; rather, the CDSC schedule from the exchanged contract will be applied to the exchanged assets both in terms of percentages and the number of completed Contract Years.  This enables the contract owner to exchange into the new contract without having to start a new CDSC schedule on exchanged assets.  However, if subsequent purchase payments are made to the new contract, they will be subject to any applicable CDSC schedule that is part of the new contract.

The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.

The waiver of CDSC only applies to partial surrenders.  If the contract owner elects to surrender the contract in full, where permitted by state law, Nationwide will assess a CDSC on the entire amount surrendered.  For purposes of the CDSC free withdrawal privilege, a full surrender is:

•	multiple surrenders taken within a one-year period that deplete the entire Contract Value; or

•	any single surrender of 90% or more of the Contract Value.

Long-Term Care/Nursing Home and Terminal Illness Waiver

The contract includes a Long-Term Care/Nursing Home and Terminal Illness waiver at no additional charge.

Under this provision, no CDSC will be charged if:

(1)	the third contract anniversary has passed; and

(2)	the contract owner has been confined to a long-term care facility or hospital for a continuous 90-day period that began after the contract issue date; or

(3)	the contract owner has been diagnosed by a physician, at any time after contract issuance, to have a terminal illness; and

(4)	Nationwide receives and records such a letter from that physician indicating such diagnosis.

Written notice and proof of terminal illness or confinement for 90 days in a hospital or long term care facility must be received in a form satisfactory to Nationwide and recorded at Nationwide's home office prior to waiver of the CDSC.

In the case of joint ownership, the waivers will apply if either joint owner meets the qualifications listed above.

For those contracts that have a non-natural person as contract owner as an agent for a natural person, the Annuitant may exercise the right of the contract owner for purposes described in this provision.  If the non-natural contract owner does not own the contract as an agent for a natural person (e.g., the contract owner is a corporation or a trust for the benefit of an entity), the Annuitant may not exercise the rights described in this provision.

Premium Taxes

Nationwide will charge against the Contract Value any premium taxes levied by a state or other government entity.  Premium tax rates currently range from 0% to 5%.  This range is subject to change.  Nationwide will assess premium taxes to the contract at the time Nationwide is assessed the premium taxes by the state.  Premium tax requirements vary from state to state.

Premium taxes may be deducted from death benefit proceeds.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-term trading fees are intended to compensate the underlying mutual fund (and contract owners with interests allocated in the underlying mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of contract owners not engaged in such strategies.

Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.  Short-term trading fees will only apply to those Sub-Accounts corresponding to underlying mutual funds that charge such fees (see the underlying mutual fund prospectus).  Any short-term trading fees paid are retained by the underlying mutual fund, not by Nationwide, and are part of the underlying mutual fund's assets.  Contract owners are responsible for monitoring the length of time allocations are held in any particular underlying mutual fund.  Nationwide will not provide advance notice of the assessment of any applicable short-term trading fee.

For a complete list of the underlying mutual funds offered under the contract that assess (or reserve the right to assess) a short-term trading fee, please see "Appendix A" later in this prospectus.

If a short-term trading fee is assessed, the underlying mutual fund will charge the Variable Account 1% of the amount determined to be engaged in short-term trading.  The Variable Account will then pass the short-term trading fee on to the specific contract owner that engaged in short-term trading by deducting an amount equal to the short-term trading fee from that contract owner's Sub-Account value.  All such fees will be remitted to the underlying mutual fund; none of the fee proceeds will be retained by Nationwide or the Variable Account.

When multiple purchase payments (or exchanges) are made to a Sub-Account that is subject to short-term trading fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees.  In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	scheduled and systematic transfers, such as Dollar Cost Averaging, Asset Rebalancing, and Systematic Withdrawals;

•	contract loans or surrenders, including CDSC-free withdrawals;

•	surrenders of Annuity Units to make annuity payments;

•	surrenders of Accumulation Units to pay the annual Contract Maintenance Charge;

•	surrenders of Accumulation Units to pay a death benefit; or

•	transfers made upon annuitization of the contract.

New share classes of certain currently available underlying mutual funds may be added as investment options under the contracts.  These new share classes may require the assessment of short-term trading or redemption fees.  When these new share classes are added, new purchase payment allocations and exchange reallocations to the underlying mutual funds in question may be limited to the new share class.

Optional Contract Benefits, Charges and Deductions

For an additional charge, the following optional benefits are available to contract owners.  Not all optional benefits are available in every state.  Unless otherwise indicated:

(1)	optional benefits must be elected at the time of application;

(2)	optional benefits, once elected, may not be terminated; and

(3)	the charges associated with the optional benefits will be assessed until annuitization.

The charges associated with optional benefits are generally only assessed prior to annuitization.  However, the charge associated with the 3% Extra Value Option is assessed for the first 7 Contract Years.  Therefore, if a contract owner that elected the 3% Extra Value Option annuitizes before the end of the 7th Contract Year, the charge for that option will continue to be assessed after annuitization until the end of the 7th Contract Year.

Death Benefit Options

For an additional charge, the contract owner may elect a death benefit option.  The charge associated with each option will be assessed until annuitization and are assessed on variable account allocations only.

One-Year Enhanced Death Benefit II Option

Beginning September 1, 2004 (or a later date if state law requires), applicants with Annuitants age 80 or younger at the time of application can elect the One-Year Enhanced Death Benefit II Option for an additional charge at an annualized rate of 0.15% of the Daily Net Assets of the Variable Account.  Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will be the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any contract anniversary prior to the Annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 66.

One-Year Enhanced Death Benefit Option

For contracts issued prior to September 1, 2004 (or prior to state approval of the One-Year Enhanced Death Benefit II Option), the applicant can elect the One-Year Enhanced Death Benefit Option.  On the latter of September 1, 2004 or the date state approval is received for the One-Year Enhanced Death Benefit II Option, this option is no longer available.  The One-Year Enhanced Death Benefit is the same as the One-Year Enhanced Death Benefit II Option, except that this option has a lower price (0.10% of the Daily Net Assets of the Variable Account) and there is no restriction as to the Annuitant's age.  Nationwide may realize a profit from the charge assessed for this option.

One-Month Enhanced Death Benefit II Option

Beginning September 1, 2004 (or a later date if state law requires), applicants with Annuitants age 80 or younger at the time of application can elect the One-Month Enhanced Death Benefit II Option for an additional charge at an annualized rate of 0.35% of the Daily Net Assets of the Variable Account.  Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will be the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any monthly contract anniversary prior to the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 66.

One-Month Enhanced Death Benefit Option

For contracts issued prior to September 1, 2004 (or prior to state approval of the One-Month Enhanced Death Benefit II Option), the applicant can elect the One-Month Enhanced Death Benefit Option.  On the latter of September 1, 2004 or the date state approval is received for the One-Month Enhanced Death Benefit II Option, this option is no longer available.  The One-Month Enhanced Death Benefit is the same as the One-Month Enhanced Death Benefit II Option, except that this option has a lower price (0.30% of the Daily Net Assets of the Variable Account), there is no restriction as to the Annuitant's age, and for item (3) above, Nationwide considers the highest Contract Value on any monthly contract anniversary prior to the Annuitant's 86th birthday (subject to the same adjustments).  Nationwide may realize a profit from the charge assessed for this option.

Combination Enhanced Death Benefit II Option

Beginning September 1, 2004 (or a later date if state law requires), applicants with Annuitants age 75 or younger at the time of application can elect the Combination Enhanced Death Benefit II Option for an additional charge at an annualized rate of 0.45% of the Daily Net Assets of the Variable Account.  Nationwide may realize a profit from the charge assessed for this option.

For contracts that have elected this option, if the total of all purchase payments made to the contract is $3,000,000 or less, the death benefit will be the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments , less an adjustment for amounts surrendered;

(3)
the highest Contract Value on any contract anniversary before the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4)	the 5% interest anniversary value. (See the "Death Benefit Calculations" section for a description of this value.)

For contracts that have elected this option, if the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be adjusted as described in the "Death Benefit Calculations" provision on page 66.

Combination Enhanced Death Benefit Option

For contracts issued prior to September 1, 2004 (or prior to state approval of the Combination Enhanced Death Benefit II Option), the applicant can elect the Combination Enhanced Death Benefit Option.  On the latter of September 1, 2004 or the date state approval is received for the Combination Enhanced Death Benefit II Option, this option is no longer available.  The Combination Enhanced Death Benefit is the same as the Combination Enhanced Death Benefit II Option, except that this option has a lower price (0.40% of the Daily Net Assets of the Variable Account) and the option is available to applicants with Annuitants age 80 or younger at the time of application.  Nationwide may realize a profit from the charge assessed for this option.

Spousal Protection Annuity Options

Nationwide offers two spousal protection options (collectively, the "Spousal Options"), which are identical but for the price.  Until September 1, 2004 (or a later date if state law requires), an applicant who elects spousal protection will receive the Spousal Protection Annuity Option, for which Nationwide assesses a charge equal to an annualized rate of 0.10% of the Daily Net Assets of the Variable Account.  Beginning September 1, 2004 (or a later date if state law requires), an applicant who elects spousal protection will elect the Spousal Protection Annuity II Option, for which Nationwide assesses a charge equal to an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.  The charges associated with the Spousal Options are assessed on variable account allocations only.  Nationwide may realize a profit from the charges assessed for these options.

The Spousal Options are not available for contracts issued as Charitable Remainder Trusts.  The Spousal Options allow a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse, provided the conditions described below are satisfied:

(1)
One or both spouses (or revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the contract owner.  For contracts issued as IRAs and Roth IRAs, only the person for whom the IRA or Roth IRA was established may be named as the contract owner;

(2)	The spouses must be co-annuitants;

(3)	Both spouses must be age 85 or younger at the time the contract is issued;

(4)	Both spouses must be named as beneficiaries;

(5)	No person other than the spouse may be named as the contract owner, Annuitant or primary beneficiary;

(6)
If both spouses are alive upon annuitization, the contract owner must specify which spouse is the Annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for IRA and Roth IRA contracts, this person must be the contract owner); and

(7)
If the contract owner requests to add a co-annuitant after contract issuance, the date of marriage must be after the contract issue date and Nationwide will require the contract owner to provide a copy of the marriage certificate.

If the marriage terminates due to the death of a spouse, divorce, dissolution, or annulment, the surviving spouse may not elect the Spousal Protection Option to cover a subsequent spouse.

If the co-annuitant dies before the Annuitization Date, the surviving spouse may continue the contract as its sole contract owner.  Additionally, if the death benefit value is higher than the Contract Value at the time of the first co-annuitant's death, Nationwide will adjust the Contract Value to equal the death benefit value.  The surviving co-annuitant may then name a new beneficiary but may not name another co-annuitant.

Beneficiary Protector II Option

For an additional charge at an annualized rate of 0.35% of the Daily Net Assets of the Variable Account, the contract owner may purchase the Beneficiary Protector II Option.  In addition, allocations to the Fixed Account and the Guaranteed Term Options will be assessed a fee of 0.35%.  Nationwide will also stop assessing this charge once the contract is annuitized.  Nationwide may realize a profit from the charge assessed for this option.  The Beneficiary Protector II Option is only available for contracts with Annuitants age 75 or younger at the time of application.

The Beneficiary Protector II Option provides that upon the death of the Annuitant (and potentially, the co-annuitant, if one is named), and in addition to any death benefit payable, Nationwide will credit an additional amount to the contract (the "benefit").  The amount of the benefit depends on the Annuitant's age at the time of application and, if applicable, the co-annuitant's age at the time of the first Annuitant's death.

After the death of the last surviving Annuitant or after all applicable benefits have been credited to the contract, the charge associated with the Beneficiary Protector II Option will be removed and the beneficiary may:

(a)	take distribution of the contract in the form of the death benefit or required distributions as applicable; or

(b)	if the beneficiary is the deceased Annuitant's surviving spouse, continue the contract as the new beneficial contract owner and subject to any mandatory distribution rules.

Calculation of the First Benefit

The formula for determining the first benefit, which is paid upon the first Annuitant's death, is as follows:

Earnings Percentage x Adjusted Earnings.

If the Annuitant is age 70 or younger at the time of application, the Earnings Percentage will be 40%.  If the Annuitant is age 71 through age 75 at the time of application, the Earnings Percentage will be 25%.

Adjusted Earnings = (a) – (b); where:

a =	the Contract Value on the date the death benefit is calculated and prior to any death benefit calculation; and

b =	purchase payments, proportionally adjusted for surrenders.

The adjustment for amounts surrendered will reduce purchase payments in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

There is a limit on the amount of Adjusted Earnings used in the first benefit calculation.

Maximum Adjusted Earnings from the Date of the First Benefit = 200% of the total of all purchase payments that were applied to the contract more than 12 months before the date of the co-annuitant's death (regardless of the date of the Annuitant's death), proportionally adjusted for surrenders.

The benefit will either be paid in addition to the death benefit, or will be credited to the contract if there is a co-annuitant named to the contract.

If there is no co-annuitant named to the contract, the charge associated with the Beneficiary Protector II Option will be removed after the benefit is paid.

Calculation of the Second Benefit

If a co-annuitant is named under the contract, a second benefit will be paid upon the death of the co-annuitant if the co-annuitant is age 75 or younger at the date of the first Annuitant's death.  If the co-annuitant is older than age 75 at the date of the first Annuitant's death, no second benefit will be paid and the charge associated with the Beneficiary Protector II Option will be removed.

The calculation of the second benefit will be based on earnings to the contract after the first benefit was calculated.  The formula for calculating the second benefit is as follows:

Earnings Percentage x Adjusted Earnings from the Date of the First Benefit.

If the co-annuitant is age 70 or younger at the time of the first Annuitant's death, the Earnings Percentage will be 40%.  If the co-annuitant is age 71 through age 75 at the time of the first Annuitant's death, the Earnings Percentage will be 25%.

Adjusted Earnings from the Date of the First Benefit = (a) – (b) – (c), where:

a =	Contract Value on the date the second death benefit is calculated (before the second death benefit is calculated);

b =
the Contract Value on the date the first benefit and the first death benefit were calculated (after the first benefit and the first death benefit were applied), proportionately adjusted for surrenders; and

c =	purchase payments made after the first benefit was applied, proportionately adjusted for surrenders.

The adjustment for amounts surrendered will reduce the beginning Contract Value and purchase payments in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

There is a limit on the amount of Adjusted Earnings from the Date of the First Benefit used in the second benefit calculation.

Maximum Adjusted Earnings from the Date of the First Benefit = 200% of the total of all purchase payments that were applied to the contract more than 12 months before the date of the co-annuitant's death (regardless of the date of the Annuitant's death), proportionally adjusted for surrenders.

After the second benefit is applied, the charge associated with the Beneficiary Protector II Option will be removed.

How the Benefit is Allocated

Any amounts credited to the contract pursuant to the Beneficiary Protector II Option will be allocated among the Sub-Accounts, the Fixed Account and/or the Guaranteed Term Options in the same proportion as each purchase payment is allocated to the contract on the date the benefit is applied.

Extra Value Option

Applicants should be aware of the following prior to electing an extra value option:

(1)	Nationwide may make a profit from the extra value option charge.

(2)
Because the extra value option charge will be assessed against the entire Contract Value for the first 7 Contract Years, contract owners who anticipate making additional purchase payments after the first Contract Year (which will not receive the extra value credit(s) but will be assessed the extra value charge) should carefully examine the extra value option and consult their financial adviser regarding its desirability.

(3)
Nationwide may take back or "recapture" all or part of the amount credited under the extra value option in the event of early surrenders, including revocation of the contract during the contractual free-look period.

(4)	If the market declines during the period that the extra value credit(s) is subject to recapture, the amount subject to recapture could decrease the amount of contract available for surrender.

(5)	The cost of the extra value option and the recapture of the credits (in the event of a surrender) could exceed any benefit of receiving the extra value option credits.

(6)
Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the contract owner elects or has elected an extra value option.  These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front extra value option credits.

3% Extra Value Option

For an additional charge at an annualized rate of 0.45% of the Daily Net Assets of the Variable Account, an applicant can elect the 3% Extra Value Option.  In addition, allocations made to the Fixed Account and the Guaranteed Term Options will be assessed a fee of 0.45%.  After the end of the 7th Contract Year, Nationwide will discontinue assessing the charges associated with the 3% Extra Value Option and the amount credited under this option will be fully vested.

In exchange, for the first 12 months the contract is in force, Nationwide will apply a credit to the contract equal to 3% of each purchase payment made to the contract.  This credit, which is funded from Nationwide's General Account, will be allocated among the Sub-Accounts, the Fixed Account, and/or the Guaranteed Term Options in the same proportion that the purchase payment is allocated to the contract.   For purposes of all benefits and taxes under these contracts, credits applied under this payment are considered earnings, not purchase payments.

Recapture of Extra Value Option Credits

Nationwide will recapture amounts credited to the contract in connection with the 3% Extra Value Option if:

(a)	the contract owner cancels the contract pursuant to the contractual free-look provisions;

(b)	the contract owner takes a full surrender before the end of the 7th Contract Year; or

(c)	the contract owner takes a partial surrender that is subject to a CDSC before the end of the 7th Contract Year.

Some state jurisdictions require a reduced recapture schedule.  Please refer to your contract for state specific information.

Contract owners should carefully consider the consequences of taking a surrender that subjects part or all of the credit to recapture.  If Contract Value decreases due to poor market performance, the recapture provisions could decrease the amount of Contract Value for surrender.  In other words, the dollar amount of the credit Nationwide recaptures will remain the same, but this amount may be a higher percentage of the Contract Value.

Nationwide will not recapture credits under the Extra Value Options under the following circumstances:

(1)	If the withdrawal is not, or would not be, subject to a CDSC under the B Schedule CDSC schedule;

(2)	If the distribution is taken as a result of a death, annuitization, or to meet minimum distribution requirements under the Internal Revenue Code; or

(3)	If the surrender occurs after the 7th Contract Year.

Recapture Resulting from Exercising Free-Look Privilege

If the contract owner cancels the contract pursuant to the contractual free-look provision, Nationwide will recapture the entire amount credited to the contract under this option.  In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free-look, Nationwide will recapture the entire amount credited to the contract under this option, but under no circumstances will the amount returned be less than the purchase payments made to the contract.  In those states that allow a return of Contract Value, the contract owner will retain any earnings attributable to the amount credited, but all losses attributable to the amount credited will be incurred by Nationwide.

Recapture Resulting from a Full Surrender

If the contract owner takes a full surrender of the contract before the end of the 7th Contract Year, Nationwide will recapture the entire amount credited to the contract under this option.

Recapture Resulting from a Partial Surrender

If the contract owner takes a partial surrender before the end of the 7th Contract Year that is subject to CDSC, Nationwide will recapture a proportional part of the amount credited to the contract under this option.

For example, Mr. X, who elected the 3% Extra Value Option, makes a $100,000 initial deposit to his contract and receives a 3% credit of $3,000.  In Contract Year 2, Mr. X takes a $20,000 surrender.  Under the contract Mr. X is entitled to take 10% of purchase payments free of CDSC.  Thus, he can take ($100,000 x 10%) = $10,000 without incurring a CDSC.  That leaves $10,000 of the surrender subject to a CDSC.  For the recapture calculation, Nationwide will multiply that $10,000 by 3% to get the portion of the original credit that Nationwide will recapture.  Thus, the amount of the original credit recaptured as a result of the $20,000 partial surrender is $300.  The amount recaptured will be taken from the Sub-Accounts, the Fixed Account and/or the Guaranteed Term Options in the same proportion that purchase payments are allocated as of the surrender date.

Capital Preservation Plus Option

The Capital Preservation Plus ("CPP") Option provides a "return of principal" guarantee over an elected period of time (3, 5, 7, or 10 years -- the "program period").  Contract Value at the end of the CPP program period will be no less than Contract Value at the beginning of the period, regardless of market performance.  Note, however, that surrenders or contract maintenance charges that are deducted from the contract after this option is elected will reduce the value of the guarantee proportionally.

The guarantee is conditioned upon the allocation of Contract Value between two investment components:

(1)	A Guaranteed Term Option corresponding to the length of the elected program period; and

(2)
Non-Guaranteed Term Option allocations, which consist of the Fixed Account and certain investment options listed under the section, "Income Benefit Investment Options," found later in this prospectus..  This investment component is allocated according to contract owner instructions.

If Contract Value is allocated to the Fixed Account and the contract owner subsequently elects the Capital Preservation Plus Option, the current Fixed Account interest rate guarantee period will terminate.  If such contract owner allocates all or part of the Non-Guaranteed Term Option component of the Capital Preservation Plus Option to the Fixed Account, the allocation will be credited interest at the then current Renewal Rate and a new Fixed Account interest rate guarantee period will begin.

When the CPP Option is elected, Nationwide will specify the percentage of the Contract Value that must be allocated to each of the two general components described above.  Generally, when interest rates are higher, a greater portion of the Contract Value will be made available for allocation among underlying mutual funds; when interest rates are lower, lesser portions may be made available for allocation among underlying mutual funds.  Also, longer program periods will typically permit greater allocations to the underlying mutual funds.  Other general economic factors and market conditions may affect these determinations as well.

Charges

The CPP Option is provided for an additional charge at an annualized rate not to exceed 0.50% of the Daily Net Assets of the Variable Account.  This charge will be assessed against the GTO through a reduction in credited interest rates (not to exceed 0.50%).

All charges associated with the CPP Option will remain the same for the duration of the program period.  When the CPP program period ends or an elected CPP Option is terminated, the charges associated with the option will no longer be assessed.  Nationwide may realize a profit from this charge.

The Advantage of the Capital Preservation Plus Option

Without electing the option, contract owners may be able to approximate (without replicating) the benefits of the CPP Option.  To do this, contract owners would have to determine how much of their Contract Value would need to be allocated to a GTO so that the amount at maturity (principal plus interest attributable to the GTO allocation) would approximate the original total investment.  The balance of the Contract Value would be available to be allocated among underlying funds or the Fixed Account.  This represents an investment allocation strategy aimed at capital preservation.

Election of the CPP Option, however, generally permits a higher percentage of the Contract Value to be allocated outside of the GTO among underlying mutual funds and/or the Fixed Account.  This provides contract owners with a greater opportunity to benefit from market appreciation that is reflected in the underlying mutual fund performance, while preserving the return of principal guarantee.

Availability

The Capital Preservation Plus Option is no longer available for election under the contract and has been replaced with the Capital Preservation Plus Lifetime Income Option effective March 1, 2005 (or thereafter upon state approval of the Capital Preservation Plus Lifetime Income Option).

Additionally, at the end of any CPP program period or after terminating a CPP Option, and if the CPP Option is still available in the applicable jurisdiction, the contract owner may elect to participate in a new CPP Option at the charges, rates and allocation percentages in effect at that point in time.  If the contract owner elects to participate in a new CPP Option, such election and complete instructions must be received by Nationwide within 60 days before the end of the preceding

CPP program period or within 60 days before the CPP Option termination, whichever is applicable.

Enhanced Capital Preservation Plus Option

From time to time, Nationwide may offer an enhanced version of the CPP Option.  The Enhanced CPP Option costs the same as the standard CPP Option and operates similarly.  The distinction between the two options is that the enhanced version provides contract owners with a larger Non-Guaranteed Term Option component than would be available under the standard CPP Option in exchange for stricter allocation restrictions on the Non-Guaranteed Term Option component. For the list of investment options available under this benefit please see "Income Benefit Investment Options" later in this prospectus.   It is possible, under certain enhanced versions of the option, for a contract owner to have 100% of their investment allocated to the Non-Guaranteed Term Option component.

Conditions Associated with the Capital Preservation Plus Option

A contract owner with an outstanding loan may not elect the CPP Option.

During the CPP program period, the following conditions apply:

•	If surrenders or contract maintenance charges are deducted from the contract subsequent to electing this option, the value of the guarantee will be reduced proportionally.

•	Only one CPP Option program may be in effect at any given time.

•	No new purchase payments may be applied to the contract.

•	Enhanced Fixed Account Dollar Cost Averaging is not available as a contract owner service.

•	Nationwide will not permit loans to be taken from the contract.

•	No optional benefit that assesses a charge to the GTOs may be added to the contract.

•
If, while the CPP Option is elected, the Annuitant dies and the Annuitant's spouse elects to continue the contract, the option will remain in effect and will continue until the end of the original program period.

If the contract is annuitized, surrendered or liquidated for any reason prior to the end of the program period, all guarantees are terminated.  A market value adjustment may apply to amounts transferred from a GTO due to annuitization.  A market value adjustment may apply to amounts surrendered or liquidated from a GTO and the surrender will be subject to the CDSC provisions of the contract.

After the end of the program period, or after termination of the option, the above conditions will no longer apply.

Investments During the Program Period

When the CPP option is elected and after Nationwide receives all required information, Nationwide will declare the amount of the Contract Value that is available for allocation to the Fixed Account and/or the available underlying mutual funds.

The remainder of the Contract Value must be allocated to a Guaranteed Term Option, the length of which corresponds to the length of the CPP program period elected by the contract owner.

Nationwide makes only certain underlying mutual funds available when a contract owner elects the Capital Preservation Plus Option.  Nationwide selected the available underlying mutual funds on the basis of certain risk factors associated with the underlying mutual fund's investment objective.  The underlying mutual funds not made available in conjunction with the Capital Preservation Plus Option were excluded on the basis of similar risk considerations.

Election of the CPP Option will not be effective unless and until Nationwide receives Sub-Account allocation instructions based on the preceding list of available underlying mutual funds.  Allocations to underlying mutual funds other than those listed above are not permitted during the program period.

Nationwide reserves the right to modify the list of available underlying mutual funds upon written notice to contract owners.  If an underlying mutual fund is deleted from the list of available underlying mutual funds, such deletion will not affect CPP Option programs already in effect.

Surrenders During the CPP Program Period

If, during the CPP program period, the contract owner takes a partial surrender from the contract, Nationwide will surrender Accumulation Units from the Sub-Accounts and an amount from the Fixed Account and GTO.  The amount surrendered from each investment option will be in proportion to the value in each investment option at the time of the surrender request, unless Nationwide is instructed otherwise.  Surrenders may not be taken exclusively from the GTO.  In conjunction with the surrender, the value of the guarantee will be adjusted proportionally.  A market value adjustment may apply to amounts surrendered from GTO and the surrender will be subject to the CDSC provisions of the contract.

Transfers During the CPP Program Period

Transfers to and from the Guaranteed Term Option are not permitted during the CPP program period.

Transfers between the Fixed Account and the Variable Account, and among Sub-Accounts are subject to the terms and conditions in the "Transfers Prior to Annuitization" provision.  During the CPP program period, transfers to underlying mutual funds that are not included in the CPP Option program are not permitted.

If the Nationwide Allocation Architect and/or the Custom Portfolio Asset Rebalancing Service are available as a Non-Guaranteed Term Option, the contract owner may move the variable portion of the Non-Guaranteed Term Option component back and forth between the Nationwide Allocation Architect service, the Custom Portfolio Asset Rebalancing Service and the CPP investment options at any time during the CPP program period.  Whenever the contract owner elects to move the variable portion of the Non-Guaranteed Term Option component from the Nationwide Allocation Architect service or Custom Portfolio Asset Rebalancing Service to the CPP investment options, all sub-account values allocated to underlying mutual funds that are not part of the CPP investment options must be reallocated to one or more CPP investment options.  While the contract owner elects to participate in the Nationwide Allocation Architect service or the Custom Portfolio Asset Rebalancing Service, the terms and conditions associated with that service apply.

For those contracts that have elected an Enhanced CPP Option, transfers may be further limited during the program period.

Terminating the Capital Preservation Plus Option

Once elected, the CPP Option cannot be revoked, except as provided below.

If the contract owner elected a CPP program period matching a 7 year Guaranteed Term Option, upon reaching the 5th anniversary of the program, the contract owner may terminate the CPP Option.  Any termination instructions must be received at Nationwide's home office within 60 days after the option's 5th anniversary.

If the contract owner elected a CPP program period matching a 10 year Guaranteed Term Option, upon reaching the 7th anniversary of the program, the contract owner may terminate the CPP Option.  Any termination instructions must be received at Nationwide's home office within 60 days after the option's 7th anniversary.

If the contract owner terminates the CPP Option as described above, the charges associated with the CPP Option will no longer be assessed, all guarantees associated with the option will terminate, the contract's investment allocations will remain the same as when the program was in effect (unless Nationwide is instructed otherwise), and all conditions associated with the CPP Option are removed.

Fulfilling the Return of Principal Guarantee

At the end of the CPP program period, if the Contract Value is less than the guaranteed amount, Nationwide will credit an amount to the contract so that the Contract Value equals the guaranteed amount.  Amounts credited under the CPP Option are considered, for the purposes of other benefits under this contract, earnings, not purchase payments.  If the contract owner does not elect to begin a new CPP Option program, the amount previously allocated to the GTO and any amounts credited under the guarantee will be allocated to the money market Sub-Account.

Election of the Capital Preservation Plus Lifetime Income Option

Beginning March 1, 2005 (or a later date if state law requires), at the end of any CPP program period or after terminating a CPP Option, the contract owner may elect to replace the CPP Option with the Capital Preservation Plus Lifetime Income Option (or an enhanced version thereof, if available) at the rates, conditions, allocation percentages, and prices in effect at that point in time.  Any such election must be received by Nationwide within 60 days before the end of the preceding CPP program period or within 60 days before the CPP Option termination, whichever is applicable.

Capital Preservation Plus Lifetime Income Option

The Capital Preservation Plus Lifetime Income Option ("CPPLI Option") is an optional benefit that provides both principal protection and the possibility of a lifetime income stream.

The CPP Lifetime Income Option is a two-phase option.  The first phase (the "preservation phase") is substantially the same as the CPP Option (see "Capital Preservation Plus Option").  Part of the Contract Value may be allocated to a GTO and the remainder is allocated to available non-GTO investment options.  At the end of the CPP program period, if the Contract Value is less than the Contract Value at the time the CPP program period began, Nationwide will credit the contract with an amount sufficient to equal the guaranteed amount.

Immediate Withdrawals

Contract owners who are in the preservation phase of the option can elect the immediate withdrawal benefit and begin taking withdrawals of up to 6% of the guaranteed amount annually.  Election of this benefit changes some of the terms of the CPP Lifetime Income Option.  Refer to the "Immediate Withdrawal Benefit" subsection later in this provision.

The second phase of the CPP Lifetime Income Option (the "withdrawal phase") begins with establishing the lifetime withdrawal base.  Thereafter, the contract owner may take surrenders from the contract equal to a certain percentage of that lifetime withdrawal base for the remainder of his/her life, regardless of the actual Contract Value.  This essentially provides the contract owner with an available lifetime stream of income.  Note, however, that this lifetime income stream is distinct from the annuitization phase of the contract.

In short, the preservation phase gives the contract owner the assurance of a principal guarantee and the withdrawal phase gives the contract owner the opportunity for a consistent lifetime income stream.  The preservation phase and withdrawal phase are discussed more thoroughly later in this provision.

Charges

The CPP Lifetime Income Option is provided for an additional charge at an annualized rate not to exceed 1.00% of the Daily Net Assets of the Variable Account.  Additionally, the interest rate of return credited to allocations made to the Guaranteed Term Options or Target Term Options will be reduced by not more than 1.00%.  For contracts issued on or after September, 15, 2008 or the date of state approval (whichever is later): the current charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.75% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.75%.  For contracts issued before September 15, 2008 or the date of state approval (whichever is later): the current charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.60% of the Daily Net Assets of the Variable Account and the Guaranteed Term Option/Target Term Option charge is equal to a reduction in crediting rates of 0.60%.

Nationwide may realize a profit from the charge assessed for this option.  All charges associated with the CPP Lifetime Income Option will be assessed until annuitization and the charge will remain the same (unless the contract owner elects a new CPP program or invokes the reset opportunity, discussed herein).

Availability

The Capital Preservation Plus Lifetime Income Option is only available at the time of application for contracts issued based on good order applications signed and dated on or prior to January 12, 2009.  After January 12, 2009, the Capital Preservation Plus Lifetime Income Option is only available to those contract owners that previously elected either the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option.  The person's life upon which the benefit depends (the "determining life") must be age 35 or older at the time of election.  For most contracts, the determining life is that of the contract owner.  For those contracts where the contract owner is a non-natural person, for purposes of this option, the determining life is that of the Annuitant, and all references in this option to "contract owner" shall mean Annuitant.  The CPP Lifetime Income Option is not available if a Lifetime Income Option is elected.  Additionally, the CPP Lifetime Income Option may not be revoked or terminated except as described herein.  The Capital Preservation Plus Lifetime Income Option is not available on beneficially owned contracts.

The CPP Lifetime Income Option may also be elected by contract owners who previously elected the CPP Option.  Thus, the contract owner would be switching from the CPP Option to the CPP Lifetime Income Option.  Any such election to switch must occur at the end of a CPP program period or after terminating a CPP Option as described in the "Capital Preservation Plus Option" provision.  The CPP Lifetime Income Option is not available if the CPP Option is elected.  Any election to switch from the CPP Option to the CPP Lifetime Income Option and complete instructions must be received by Nationwide within 60 days before the end of the CPP program period or within 60 days before the CPP Option termination, whichever is applicable.

Enhanced Capital Preservation Plus Lifetime Income Option

Nationwide may offer an enhanced version of the CPP Lifetime Income Option.  The Enhanced CPP Lifetime Income Option costs the same as the standard CPP Lifetime Income Option and operates similarly.  The distinction between the two options lies in the preservation phase of the option.  During the preservation phase of the Enhanced CPP Lifetime Income Option, contract owners will have a larger Non-GTO component than would be available during the preservation phase of the standard CPP Lifetime Income Option.  In exchange for this benefit, Nationwide will impose stricter allocation restrictions on the Non-GTO component. For the list of investment options available under this benefit please see "Income Benefit Investment Options" later in this prospectus.   It is possible, under certain enhanced versions of the option, for a contract owner to have 100% of their investment allocated to the Non-GTO component during the preservation phase.  Any Enhanced CPP Lifetime Income

Option that Nationwide offers will be subject to the rates, conditions, and allocation percentages in effect at that point in time.  The contract owner may also elect Dollar Cost Averaging for Living Benefits (see "Contract Owner Services" later in this prospectus).

Preservation Phase of the CPP Lifetime Income Option

The first phase of the CPP Lifetime Income Option, the preservation phase, is similar to the CPP Option.  It enables the contract owner to allocate part of his/her Contract Value to the Fixed Account and/or certain underlying mutual funds in order to benefit from possible market appreciation, while preserving a return of principal guarantee.  The preservation phase of the CPP Lifetime Income Option generally operates the same as the CPP Option.

•
All of the terms and conditions associated with the CPP Option also apply to the preservation phase of the CPP Lifetime Income Option except that contract owners may not terminate the CPP Lifetime Income Option prior to the end of the CPP program period (see "Terminating the Capital Preservation Plus Option").

•	Market conditions determine the availability and allocation percentages of the various CPP program periods.

•	Surrenders or contract maintenance charges that are deducted from the contract during the preservation phase will reduce the value of the guarantee proportionally.

•	If at the end of any CPP program period the Contract Value is less than the guaranteed amount, Nationwide will credit an amount to the contract so that the Contract Value equals the guaranteed amount.

•	Amounts credited to fulfill the principal guarantee are considered, for purposes of other benefits under this contract, earnings, not purchase payments.

During the preservation phase, for purposes of this option, Nationwide will consider a change in contract owner as a death of contract owner.

Options at the End of the Preservation Phase

Approximately 75 days before the end of a CPP program period, Nationwide will communicate the ensuing CPP program period end to the contract owner.  The communication will inform the contract owner of his/her options relating to the CPP Lifetime Income Option and will instruct him/her to elect how the contract should continue.  The contract owner must elect to: remain in the preservation phase of the option by electing a new CPP program; move into the withdrawal phase of the option; or terminate the option.  The contract owner's election is irrevocable.  Each of the options is discussed more thoroughly below.

Remaining in the preservation phase of the CPP Lifetime Income Option.  After Nationwide applies any credit that may be due on the maturing CPP program, the contract owner may elect to remain in the preservation phase of the CPP Lifetime Income Option by beginning a new CPP program.  If the contract owner elects this option, the new CPP program will be subject to the rates and conditions that are in effect at that point in time, and the guaranteed amount corresponding to the new CPP program will be the Contract Value as of the beginning of that CPP program period.  The charge, from that point forward, will be the then current charge for the CPP Lifetime Income Option.

Moving into the withdrawal phase of the CPP Lifetime Income Option.  After Nationwide applies any credit that may be due on the maturing CPP program, the contract owner may elect to begin the withdrawal phase of the CPP Lifetime Income Option (see "Withdrawal Phase of the CPP Lifetime Income Option" below).  During the withdrawal phase, Nationwide will continue to assess the same charge that was assessed during the prior CPP program.

Terminating the CPP Lifetime Income Option.  After Nationwide applies any credit that may be due on the maturing CPP program, the contract owner may elect to terminate the CPP Lifetime Income Option.  Upon such an election, Nationwide will no longer assess the charge associated with the option, all benefits associated the option will terminate, and all conditions associated with the option are removed.  The contract's variable investment allocations will remain the same as they were prior to the termination (unless Nationwide is instructed otherwise) and the Contract Value previously allocated to the GTO and any amounts credited under the principal guarantee will be allocated to the money market Sub-Account.

If Nationwide does not receive the contract owner's instructions as to how the option/contract should continue prior to the end of the CPP program period, upon such CPP program period end, Nationwide will assume that the contract owner intends to terminate the CPP Lifetime Income Option.

Withdrawal Phase of the CPP Lifetime Income Option

Upon electing to begin the withdrawal phase, the contract owner must instruct Nationwide how to allocate their Contract Value among a select group of investment options.  A list of the investment options available during the withdrawal phase will be included in the election notice.  The contract owner may reallocate only among the limited investment options for the remainder of the withdrawal phase.

During the withdrawal phase of the option, Nationwide will not permit any additional purchase payments to the contract and Nationwide will not permit a change in contract owner (unless the change would result in using the same determining life).

At the beginning of the withdrawal phase of the CPP Lifetime Income Option, Nationwide will determine the lifetime withdrawal base, which is equal to the Contract Value as of the end of the CPP program period (including any amounts credited under the principal guarantee).

At any point in the withdrawal phase, the contract owner may begin taking the lifetime income stream by requesting a surrender from the contract.  All surrenders taken from the contract during the withdrawal phase will be taken from each investment option in proportion to the value in each investment option at the time of the surrender request.

At the time the first surrender is requested during the withdrawal phase, Nationwide will determine the benefit amount under this option, referred to as the "lifetime withdrawal amount."  The lifetime withdrawal amount is determined by multiplying the lifetime withdrawal base by the corresponding lifetime withdrawal percentage in the chart that follows.

Age of determining life:	Lifetime withdrawal percentage:
age 35 up to age 59½	4%
age 59½ through 66	5%
age 67 through 71	6%
age 72 or older	7%

The lifetime withdrawal percentage is based on the age of the determining life as of the date of the first surrender during the withdrawal phase and will not change, except as described in the "Lifetime Withdrawal Base Reset Opportunity."

Thereafter, on each anniversary of the beginning of the withdrawal phase, the contract owner is entitled to surrender an amount equal to the lifetime withdrawal amount without reducing the lifetime withdrawal base.  The contract owner may continue to take annual surrenders that do not exceed the lifetime withdrawal amount until the earlier of the contract owner's death or annuitization regardless of the actual value of the contract.  Thus, it is possible for the contract owner to take annual surrenders equal to the lifetime withdrawal amount after the Contract Value is zero.  After the Contract Value falls to zero, the contract owner can continue to take annual surrenders of no more than the lifetime withdrawal amount.  Surrender requests may be submitted systematically or directly by the contract owner.

Although surrenders of the lifetime income amount do not reduce the lifetime withdrawal base, they do reduce the Contract Value and death benefit, and are subject to the CDSC provisions of the contract.  Lifetime withdrawal amounts not surrendered in a given year are forfeited and may not be claimed in subsequent years.

Contract owners are permitted to take surrenders in excess of the lifetime withdrawal amount (provided that the Contract Value is greater than zero).  However, to the extent that a surrender exceeds that year's lifetime withdrawal amount, Nationwide will proportionally reduce the lifetime withdrawal base, which will result in lower lifetime withdrawal amounts in subsequent years.  The proportionate reduction will be equal to the amount withdrawn in excess of the lifetime withdrawal amount, divided by the Contract Value (after it is reduced by the lifetime withdrawal amount).  Once the Contract Value falls to zero, the contract owner is no longer permitted to take surrenders in excess of the lifetime withdrawal amount.

Surrenders taken before the contract owner is age 59½ may be subject to additional tax penalties.

Required Minimum Distribution Privilege

If you surrender an amount greater than your benefit amount for the sole purpose of satisfying Internal Revenue Code minimum distribution requirements for this contract, we will not reduce your income benefit base.  Nationwide reserves the right to modify or eliminate this required minimum distribution privilege.  This RMD privilege does not apply to beneficially owned contracts.

If Nationwide exercises its right to modify or eliminate this privilege then any distribution in excess of your lifetime withdrawal amount will reduce your remaining lifetime withdrawal base.

Lifetime Withdrawal Base Reset Opportunity. On each 5-year anniversary of the beginning of the withdrawal phase, if the Contract Value exceeds the lifetime withdrawal base, the contract owner will have the opportunity to instruct Nationwide to reset the lifetime withdrawal base to equal the current Contract Value.

Nationwide will provide the contract owner with advance notice of any reset opportunity and will provide the Contract Value information necessary for the contract owner to decide whether or not to invoke the reset opportunity.  If Nationwide does not receive and record a contract owner's election to reset the lifetime withdrawal base by the date stipulated in the notice, Nationwide will assume that the contract owner does not wish to reset the lifetime withdrawal base.

If the contract owner chooses to reset the lifetime withdrawal base, the following terms and conditions will apply:

•	The contract owner will be assessed the charge for the CPP Lifetime Income Option that is in effect as of the date of the election to reset the lifetime withdrawal base.

•	The lifetime withdrawal percentages that are in effect as of the date of the election to reset the lifetime withdrawal base will apply.

•	The lifetime withdrawal percentage applicable to the contract will continue to be based on the age of the determining life as of the date of the first surrender during the withdrawal phase.

Nationwide reserves the right to limit the number of reset opportunities to one.

Annuitization and the CPP Lifetime Income Option

Election of the CPP Lifetime Income Option does not restrict the contract owner's right to annuitize the contract.

If the contract owner elects to annuitize during the preservation phase, and any portion of the Contract Value has been allocated to a GTO, the contract owner must transfer the entire GTO allocation to another investment option (GTOs are not available during annuitization), and the transfer may result in a market value adjustment.  All guarantees associated with the preservation phase are terminated, the charge is removed, and the conditions associated with the CPP program are no longer applicable.  The amount to be annuitized will be the Contract Value after any market value adjustment has been applied.

If the contract owner elects to annuitize during the withdrawal phase, the charge is removed and the investment restrictions associated with the withdrawal phase are no longer applicable.  The amount to be annuitized will be the Contract Value.  Since surrenders from the contract during the withdrawal phase of the option reduce the Contract Value, and consequently, the amount to be annuitized, the contract owner should carefully weigh the option of annuitization against continuing with the lifetime income stream associated with the CPP Lifetime Income Option.

Succession of Rights and Termination of the CPP Lifetime Income Option

The following events will trigger an automatic termination of the CPP Lifetime Income Option:

•	a full surrender of the contract;

•	a full surrender of the death benefit proceeds; or

•	an election to annuitize the contract.

If any of the events listed above occur, the CPP Lifetime Income Option will terminate and Nationwide will no longer be obligated to fulfill the principal guarantee or to provide the lifetime withdrawal benefit.

Immediate Withdrawal Benefit

During the preservation phase of the CPP Lifetime Income Option, the contract owner can invoke the immediate withdrawal benefit.  This benefit permits the contract owner to take immediate withdrawals of up to 6% annually of the guaranteed amount until the benefit is exhausted.  The benefit may only be invoked during the preservation phase, specifically during the current CPP program period, but once it is invoked, withdrawals will be permitted both during the current CPP program period and after its maturity date, until the guaranteed amount is exhausted.  After the benefit is invoked, the contract owner's current CPP program period will remain in effect until its regular maturity date.  The CPP program period's ending does not automatically terminate the option.  However, the contract owner will receive notice that the Contract Value must be reallocated in order to continue the option (see "Options at the end of the CPP Program Period" later in this subsection).  As long as the contract owner reallocates the Contract Value upon the maturity of the current CPP program period, the contract owner will remain in the preservation phase of the option (subject to the limitations herein) and continue to receive immediate withdrawals for the duration of the option.  The investment options available upon the maturity of the CPP program period will be limited and may not include GTO options.

Invoking the immediate withdrawal benefit changes some of the conditions associated with the CPP Lifetime Income option, as indicated below:

•
Invoking the immediate withdrawal benefit changes the nature of the guarantee associated with the preservation phase.  Nationwide will not credit an amount to the contract so that the Contract Value equals the guaranteed amount at the end of the applicable CPP program period.  Instead, the CPP guarantee amount (as determined on the day the benefit is invoked) becomes the basis for determining the amount of the withdrawals permitted under the immediate withdrawal benefit.  This amount is referred to as the "immediate withdrawal base" and is guaranteed not to change as long as the option is not terminated or total annual withdrawals do not exceed the 6% limit (see

"Determining the Immediate Withdrawal Base" and "Termination (of the CPP Lifetime Income Option) with Immediate Withdrawals" later in this subsection).

•
For purposes of the immediate withdrawal benefit, the CPP program period (during which the benefit is invoked) will remain in effect until its regular maturity date.  At the CPP program period's end, the contract owner will not be permitted to begin a new CPP program period.  Instead, the contract owner will be required to reallocate the Contract Value into certain limited investment options.  The contract owner will lose the value of remaining withdrawals if the Contract Value is not reallocated (see "Options at the End of the CPP Program Period").

•
The contract owner will remain in the preservation phase for the duration of the CPP Lifetime Income option once the immediate withdrawal benefit is invoked.  The contract owner will not be permitted to enter the lifetime withdrawal phase of the option.

•
The "Succession of Rights and Termination of the CPP Lifetime Income Option" provision no longer applies once the immediate withdrawal benefit is invoked (see instead, "Termination (of the CPP Lifetime Income Option) with Immediate Withdrawals" in this subsection).

•	Immediate withdrawals in excess of 6% annually will reduce the value of future immediate withdrawals (see "Impact of Withdrawals in Excess of 6%" later in this subsection).

•	No additional purchase payments are permitted once the immediate withdrawal benefit is invoked.

•	The immediate withdrawal benefit is non-cumulative. Withdrawals not taken in one Contract Year cannot be carried over to the following Contract Year.

•
Nationwide may discontinue offering the immediate withdrawal benefit.  If the benefit is discontinued, contract owners who have elected the CPP Lifetime Income Option will be permitted to invoke the benefit (subject to the conditions herein).

Immediate withdrawals are subject to the applicable CDSC provisions of the contract.  If taken prior to age 59½, the withdrawals could incur a penalty tax.  Minimum required distributions could cause annual withdrawals to exceed 6% (see "Impact of an Immediate Withdrawal (within the 6% limit)" in this subsection).

Invoking the Immediate Withdrawal Benefit.  A contract owner wishing to take an immediate withdrawal must affirmatively elect to invoke the benefit using a form approved by Nationwide.  Upon receipt of this affirmative election, Nationwide will determine the immediate withdrawal base.  Note:  A surrender request alone will not initiate the immediate withdrawal benefit, but will, instead, be treated as an ordinary surrender under the contract.

In addition, since the contract owner may only invoke the benefit during the preservation phase of the option, the CPP program period that is in effect at the time of the election will continue in effect until the program period ends.  In other words, invoking the immediate withdrawal benefit does not have any affect on the current CPP program period.

Options at the End of the CPP Program Period

For purposes of the immediate withdrawal benefit, the CPP program period (during which the benefit is invoked) will remain in effect until its regular maturity date.  The CPP program period is chosen by the contract owner and generally corresponds to the duration of any GTO option chosen by the contract owner.  Upon the CPP program period end, the contract owner will have two options:

•	reallocate the Contract Value among the limited available investment options; or

•	let the CPP Lifetime Income Option terminate.

Nationwide will communicate the ensuing CPP program period end to the contract owner approximately 75 days before the end of the period and this notice will include a list of the limited investment options available.

The contract owner must reallocate the Contract Value, including amounts allocated to the GTO, among the limited investment options available in order to continue receiving immediate withdrawals under the benefit.  If Nationwide does not receive the contract owner's instructions prior to the end of the program period, Nationwide will assume that the contract owner intends to terminate the CPP Lifetime Income Option.  Note:  If the option is terminated, the contract owner will lose the value of the remaining immediate withdrawal base, i.e., lose any remaining payments (see "Termination (of the CPP Lifetime Income Option) with Immediate Withdrawals").

Determining the Immediate Withdrawal Base.  The immediate withdrawal base is the dollar amount that Nationwide will use as the basis for determining how much the contract owner can withdraw under the benefit.  The immediate withdrawal base will be equal to the CPP guarantee amount (as determined on the day the benefit is invoked).  The immediate withdrawal base will not change unless the contract owner takes withdrawals in excess of 6% each year (i.e., the total amount of withdrawals in one year may not exceed 6% of the immediate withdrawal base).

For example, if the contract owner's initial investment at the beginning of the CPP program period was $100,000, assuming no surrenders are made during the CPP program period, the CPP guarantee amount at the end of the CPP program period will be $100,000.  If the contract owner invokes the immediate withdrawal benefit, the immediate withdrawal base becomes the CPP guarantee amount (i.e., $100,000).  The Contract Value will not be credited with any CPP guarantee amount at the end of the program period.

Taking an Immediate Withdrawal.  After the affirmative election to invoke the benefit has been made and received in good order by Nationwide, in order to take an immediate withdrawal, the contract owner must submit a surrender request to Nationwide.  Nationwide will process the request based upon the election of the withdrawal benefit.  Nationwide will surrender Accumulation Units from the Sub-Accounts and an amount from the Fixed Account and GTO when an immediate withdrawal is requested.  The amount surrendered from each investment option will be in proportion to the value in each investment option at the time of the surrender request.  Immediate withdrawals cannot be taken exclusively from the GTO. Amounts surrendered from the GTO could incur a market value adjustment.  Market value adjustments are applied to the Contract Value and not the amount of the withdrawal request.  Contract owners can request that Accumulation Units not be surrendered from the GTO in order to avoid application of a market value adjustment.  Please refer to the GTO prospectus for examples of how market value adjustments are calculated.

Impact of Immediate Withdrawals (within the 6% limit).  The impact of an immediate withdrawal on the contract will depend on the immediate withdrawal base, the remaining immediate withdrawal base, and the amount of the gross surrender request.  Annual gross surrenders include required minimum distributions pursuant to the Internal Revenue Code and any applicable CDSC.

Remaining Immediate Withdrawal Base

The amount available or remaining for withdrawal under the benefit is referred to as the "remaining immediate withdrawal base."  This figure is used to track how much the contract owner has withdrawn and how much the contract owner has left to withdraw.

For example assume the following:

Immediate Withdrawal Base = $100,000
Contract Value = $31,000
Remaining Immediate Withdrawal Base = $56,000
Gross Surrender Request = $6,000

In the above example, the contract owner has already taken immediate withdrawals that have reduced the remaining immediate withdrawal base to $56,000.  Contract Value also includes any market value adjustments.  The impact of the gross surrender request is:

Immediate Withdrawal Base = $100,000
Contract Value = $25,000
Remaining Immediate Withdrawal Base = $50,000

Impact of Withdrawals in Excess of 6%. Withdrawals in excess of 6% will reduce the immediate withdrawal base (based on the formula described below), thereby reducing the amount of future immediate withdrawals available under the benefit.  This reduction could be significant.  Therefore, requesting surrenders in excess of 6% should be carefully considered.

The reduction to the immediate withdrawal base will be the greater of (i) the dollar amount of the surrender in excess of the 6% withdrawal or (ii) a proportionate reduction based on the ratio of the dollar amount of the excess surrender to the Contract Value (already adjusted for any applicable market value adjustment and the amount of the surrender request up to 6%) multiplied by the immediate withdrawal base.  The remaining immediate withdrawal base will also be reduced by this same amount.

For example:

Immediate Withdrawal Base = $100,000
Contract Value = $31,000
Remaining Immediate Withdrawal Base = $56,000
Gross Surrender Request = $11,000

The impact of the full surrender request will be calculated in two steps:

1)	The impact of the request up to 6% would be (6% of $100,000 = $6,000):

Permissible 6% Withdrawal = $6,000
Immediate Withdrawal Base = $100,000
Contract Value = $25,000
Remaining Immediate Withdrawal Base = $50,000

and

2)	Because the total request exceeded the allowable 6% by $5,000 ($11,000 - $6,000 = $5,000), the proportionate reduction (described above) is applied as follows:

5,000/25,000*100,000 = $20,000.

Therefore, the full impact of the request on the contract would be:

Immediate Withdrawal Base = $80,000
Contract Value = $20,000
Remaining Immediate Withdrawal Base = $30,000

The Contract Value is reduced by the dollar amount of the excess surrender request ($5,000).

Surrenders in excess of 6% will not be permitted if Contract Value is zero.

Contingent Deferred Sales Charges

A withdrawal under the benefit may cause a CDSC to apply (see "Contingent Deferred Sales Charges" earlier in this prospectus).  Application of a CDSC could result in the gross surrender being greater than 6%.  For example, the amount of the surrender request plus the applicable CDSC could exceed the 6% limit.  If applicable, contract owners can request to receive a specific dollar amount of withdrawal (i.e., Nationwide will gross up the withdrawal to include the CDSC amount) or to receive the withdrawal net of the CDSC amount.  In either case, the gross amount of the surrender (i.e., including the CDSC) is the amount used to determine whether the withdrawal exceeds the 6% limit.  A reduction to the immediate withdrawal base will be applied as described in the "Impact of Withdrawals in Excess of 6%" provision if the gross surrender exceeds the 6% limit.

The contract permits a percentage of purchase payments to be withdrawn free of CDSC each year (see "Waiver of Contingent Deferred Sales Charge" earlier in this prospectus).  The total free withdrawal amount permitted (a percentage of purchase payments), however, may result in annual surrenders greater than the 6% limit permitted by this benefit (i.e., 6% of the immediate withdrawal base).  In such case, the reduction described in the "Impact of Withdrawals in Excess of 6%" provision will apply.

Minimum Required Distributions

Withdrawals taken pursuant to minimum required distribution rules under the Internal Revenue Code could also cause gross surrender requests to exceed 6% annually if the rules require a distribution greater than the 6% limit be distributed from the contract.  The reduction to the immediate withdrawal base will be applied as described in the "Impact of Withdrawals in Excess of 6%" provision if distributions result in gross surrenders in excess of 6% annually.

How long will the immediate withdrawals last?  A contract owner can continue to take immediate withdrawals as long as there is remaining immediate withdrawal base value.  The number of years will depend on the amount and frequency of the withdrawals taken.  For example, it would take approximately 16 and 2/3 years for a $100,000 remaining immediate withdrawal base to be exhausted if immediate withdrawals did not exceed 6% annually.

Immediate withdrawals that do not exceed 6% annually reduce the remaining immediate withdrawal base by the dollar amount of each immediate withdrawal until the base reaches zero.  Once the remaining immediate withdrawal base reaches zero, the immediate withdrawal benefit is exhausted.

What happens if there is Contract Value but the Remaining Immediate Withdrawal Base is Zero?  If there is Contract Value left after the remaining immediate withdrawal base is exhausted, the contract owner can no longer take withdrawals under the immediate withdrawal benefit.  Surrenders can still be taken subject to the CDSC provisions of the contract.  The charge associated with the CPP Lifetime Income option will continue to be assessed until the contract is terminated or annuitized.

What happens if the Contract Value is Zero, but there is Remaining Immediate Withdrawal Base Value?  If Contract Value reaches zero before the remaining immediate withdrawal base is zero, Nationwide will continue to pay the contract owner 6% of the immediate withdrawal base each Contract Year until the remaining immediate withdrawal base is zero.  Additionally, if the contract owner has invoked the benefit but has not requested regular or systematic withdrawals, Nationwide will automatically begin paying the contract owner the value of 6% of the current immediate withdrawal base until the remaining immediate withdrawal base is zero.  Once the remaining immediate withdrawal base reaches zero, the contract will automatically terminate.

Termination (of the CPP Lifetime Income Option) with Immediate Withdrawals.  The CPP Lifetime Income Option can be terminated at the end of a CPP program period.  Note: Termination of the option will cause the contract owner to lose any remaining immediate withdrawal base value, i.e., lose any remaining payments.

The option will automatically terminate if, at the end of the CPP program period during which the immediate withdrawal benefit is invoked, the contract owner does not instruct Nationwide how to reallocate the Contract Value (see "Options at the End of the CPP Program Period").  Such automatic termination of the option will result in the contract owner losing any remaining immediate withdrawal base value.

If terminated, the contract's variable investment allocations will remain the same as they were prior to the termination (unless Nationwide is instructed otherwise) and any Contract Value previously allocated to the GTO will be allocated to the money market Sub-Account.  Nationwide will no longer assess the charge associated with the option, all benefits associated with the option will terminate, and all conditions associated with the option will be removed.

Some contract events will trigger an automatic termination of the CPP Lifetime Income option, including:

•	A full surrender of the Contract Value;
•	A full surrender of the death benefit proceeds; or
•	An election to annuitize the contract (see "Annuitization and the CPP Lifetime Income Option" in the "Capital Preservation Plus Lifetime Income Option" provision).

Automatic termination of the option will result in the contract owner losing any remaining immediate withdrawal base value.

Succession of Rights and the Immediate Withdrawal Benefit.  Any remaining immediate withdrawal base value is guaranteed for as long as the CPP Lifetime Income Option is in force.  If by the terms of the contract, the death of the contract owner results in the contract being continued, i.e., does not result in payment of the death benefit proceeds, the CPP Lifetime Income Option will continue in force with the immediate withdrawal benefit invoked.  The values of the immediate withdrawal base and the remaining immediate withdrawal base remain the same as they were prior to the contract owner's death, i.e., the new owner will continue receiving withdrawals until the remaining immediate withdrawal base is zero.  If death of the contract owner occurs during the CPP program period, the new contract owner will be required to reallocate the Contract Value no sooner than the expiration of the corresponding GTO, in order to continue to receive the withdrawals and retain the benefit.

If the death of the contract owner results in the CPP Lifetime Income Option being terminated, the termination will result in the loss of any remaining immediate withdrawal base value.

Taxation of Surrenders under the CPP Lifetime Income Option.  Although the tax treatment is not clear, when the contract owner takes a surrender from the contract before the Annuitization Date, Nationwide will treat the following amount of the surrender as a taxable distribution: the excess of the greater of (a) the Contract Value immediately before the surrender; or (b) the guaranteed benefit amount immediately before the surrender; over the remaining investment in the contract.  In certain circumstances, this treatment could result in the Contract Value being less than the investment in the contract after the surrender.  A subsequent surrender under such circumstances could result in a loss that may be deductible.  See "Taxation of Lifetime Surrenders Under the CPPLI Option or a Lifetime Income Option," in "Appendix C: Contract Types and Tax Information."  Please consult a qualified tax adviser.

Lifetime Income Options – Generally

Unlike the CPP Lifetime Income Option, the 5%, 7% and 10% Lifetime Income Options are designed exclusively for contract withdrawal benefits, with no principal protection period.  Nationwide determines a benefit base that it uses to calculate how much the contract owner can withdraw each year.  Additionally, if the contract owner delays taking withdrawals for 10 years, Nationwide will guarantee that the Current Income Benefit Base on the 10th L.Inc anniversary will be no less than the Original Income Benefit Base plus simple interest at a rate of either 5%, 7%, or 10% annually for each of those 10 years.

Although the tax treatment for surrenders under withdrawal benefits, such as the 5%, 7% or 10% Lifetime Income Option, is not clear, when the contract owner takes a surrender from the contract before the Annuitization Date, Nationwide will treat the following amount of the surrender as a taxable distribution: the excess of the greater of (a) the Contract Value immediately before the surrender; or (b) the guaranteed benefit amount immediately before the surrender; over the remaining investment in the contract.  In certain circumstances, this treatment could result in the Contract Value being less than the investment in the contract after the surrender.  A subsequent surrender under such circumstances could result in a loss that may be deductible.  See "Taxation of Lifetime Surrenders under the CPPLI Option or a Lifetime Income Option," in "Appendix C: Contract Types and Tax Information."  Please consult a qualified tax adviser.

10% Lifetime Income Option

The 10% Lifetime Income Option provides for lifetime withdrawals, up to a certain amount each year, even after the Contract Value is zero.  The age of the person upon which the benefit depends (the "determining life") must be between 45 and 85 years old at the time of application.  For most contracts, the determining life is that of the contract owner.  For those contracts where the contract owner is a non-natural person, for purposes of this option, the determining life is that of the Annuitant, and all references in this option to "contract owner" shall mean Annuitant.  If in addition to the Annuitant, a co-annuitant or joint annuitant has been elected, the determining life will be that of the younger Annuitant.  The determining life may not be changed.

The 10% Lifetime Income Option is available upon the later of September 15, 2008 or the date of state approval.  The 10% Lifetime Income Option may not be elected if a loan is outstanding or if any of the following optional benefits are elected: another Lifetime Income Option or the Capital Preservation Plus Lifetime Income Option.  The 10% Lifetime Income Option is not available on beneficially owned contracts.

In exchange for this lifetime withdrawal benefit, Nationwide will assess an annual charge not to exceed 1.20% of the Current Income Benefit Base.  The current charge for the 10% Lifetime Income Option is 1.00% of the Current Income Benefit Base.  The charge associated with the 10% Lifetime Income Option will not change, except, possibly, upon the contract owner's election to reset the benefit base, as discussed herein. The charge will be assessed on each contract anniversary (the 10% L.Inc Anniversary) and will be deducted via redemption of Accumulation Units.  A prorated charge will also be deducted upon full surrender of the contract.  Accumulation Units will be redeemed proportionally from each Sub-Account in which the contract owner is invested at the time the charge is taken.  Amounts redeemed as the 10% Lifetime Income Option charge will not reduce the current value of other benefits elected or available under the contract, will not be subject to a CDSC, and will not reduce amounts available under the CDSC-free withdrawal privilege. (See below for an explanation of what happens if application of the CDSC causes the gross surrender (the surrender amount plus the CDSC) to exceed the Lifetime Withdrawal Percentage limit).

Election of the 10% Lifetime Income Option requires that the contract owner, until annuitization, allocate the entire Contract Value to the Custom Portfolio Asset Rebalancing Service (see "Contract Owner Services") or to a limited set of investment options currently available in the contract.  For the list of investment options available under this option please see "Income Benefit Investment Options" later in this prospectus.  Allocations to investment options other than those listed in the "Income Benefit Investment Options" chart will not be honored; they will be treated as though no allocation request was submitted.  Allocation to a GTO and/or the Fixed Account is not permitted.  The contract owner may reallocate the Contract Value among the limited set of investment options in accordance with the "Transfers Prior to Annuitization" provision.  Additionally, the contract owner may elect Dollar Cost Averaging for Living Benefits described in this prospectus.

Subsequent Purchase Payments

Where permitted by state law, subsequent purchase payments are permitted under the 10% Lifetime Income Option as long as the Contract Value is greater than zero.  There may be instances where a subsequent purchase payment creates a financial risk that Nationwide is unwilling to bear.  If this occurs, Nationwide may exercise its right to refuse subsequent purchase payments which total in aggregate $50,000 or more in any calendar year.  If Nationwide exercises this right to refuse a purchase payment, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the contract owner in the same form in which it was received.

Determination of the Income Benefit Base Prior to the First Surrender

Upon contract issuance, the Original Income Benefit Base is equal to the Contract Value.  Each time the benefit base is recalculated, as described below, the resulting benefit base becomes the Current Income Benefit Base.  Provided no surrenders are taken from the contract, the Current Income Benefit Base will equal the greater of:

(1)	the highest Contract Value on any 10% L.Inc Anniversary plus purchase payments submitted after that 10% L.Inc Anniversary; or

(2)	the sum of the following calculations:

(a)	Original Income Benefit Base with Roll-up: the Original Income Benefit Base plus 10% of the Original Income Benefit Base for each 10% L.Inc

Anniversary up to and including the 10th 10% L.Inc Anniversary; plus

(b)
Purchase Payments with Roll-up: any purchase payments submitted after contract issuance and before the 10th 10% L.Inc Anniversary, increased by a simple interest rate of 10% through the 10th 10% L.Inc Anniversary; plus

(c)	Purchase Payments with No Roll-up: any purchase payments submitted after the 10th 10% L.Inc Anniversary.

When a purchase payment is made on a date other than a 10% L.Inc Anniversary, simple interest is calculated using a prorated method based upon the number of days from the date of the purchase payment to the next 10% L.Inc Anniversary.

However, if at any time prior to the first surrender the Contract Value equals zero, no further income benefit base calculations will be made.  The Current Income Benefit Base will be set equal to the income benefit base calculated on the most recent 10% L.Inc Anniversary, and the annual benefit amount will be based on that Current Income Benefit Base.

Lifetime Income Surrenders

At any time after the 10% Lifetime Income Option is elected, the contract owner may begin taking the lifetime income benefit by taking a surrender from the contract.  The first surrender under the contract constitutes the first lifetime income surrender, even if such surrender is taken to meet minimum distribution requirements under the Internal Revenue Code.  Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts as of the date of the surrender request.  As with any surrender, lifetime income surrenders reduce the Contract Value and consequently, the amount available for annuitization.

At the time of the first surrender, the Current Income Benefit Base is locked in and will not change unless the contract owner takes excess surrenders, elects a reset opportunity (both discussed later in this provision), or submits additional purchase payments.  Additional purchase payments submitted after the first surrender from the contract will increase the Current Income Benefit Base by the amount of the purchase payment.

Simultaneously, the lifetime withdrawal percentage is determined based on the age of the contract owner as indicated in the following tables.

For contracts issued on or after May 1, 2010:
Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5.25%
81 and older	6.25%

For contracts issued on or after May 1, 2009 or the date of state approval (whichever is later), but before May 1, 2010:

Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5%
81 and older	6%

For contracts issued before May 1, 2009, or the date of state approval of the table above (whichever is later):

Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
45 up to 59½	4%
59½ through 66	5%
67 through 71	5.5%
72 through 80	6%
81 and older	7%

A contract owner will receive the greatest lifetime withdrawal percentage only if he or she does not take a surrender from the contract prior to age 81.

Note: The Internal Revenue Code requires that IRAs, SEP IRAs, and Simple IRAs begin distributions no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70½.  Contract Owners subject to minimum required distribution rules may not be able to take advantage of the lifetime withdrawal percentages available at higher age bands if distributions are taken from the contract to meet these Internal Revenue Code requirements.  Contract Owners who elect not to take minimum required distributions from this contract, i.e., they take minimum required distributions from other sources, may be able to take advantage of lifetime withdrawal percentages at the higher age bands.  Consult a qualified tax adviser for more information.

At the time of the first surrender and on each 10% L.Inc anniversary thereafter, the lifetime withdrawal percentage is multiplied by the Current Income Benefit Base to determine the benefit amount for that year.  The benefit amount is the maximum amount that can be surrendered from the contract before the next 10% L.Inc anniversary without reducing the Current Income Benefit Base.  The ability to surrender the current benefit amount will continue until the earlier of the contract owner's death or annuitization.

Although surrenders up to the benefit amount do not reduce the lifetime benefit base, they do reduce the Contract Value and the death benefit.

If a CDSC does apply, application of the CDSC could cause the gross surrender (the surrender amount plus the CDSC) to exceed the Lifetime Withdrawal Percentage limit.  To avoid this, contract owners can request to receive the surrender net of the CDSC amount.  The gross amount of the surrender (including the CDSC) is the amount used to determine whether the surrender exceeds the Lifetime Withdrawal Percentage limit.

Impact of Withdrawals in Excess of the Lifetime Withdrawal Percentage Limit

The contract owner is permitted to surrender Contract Value in excess of that year's benefit amount provided that the Contract Value is greater than zero.  Surrenders in excess of the benefit amount will reduce the Current Income Benefit Base, and consequently, the benefit amount calculated for subsequent years.  In the event of excess surrenders, the Current Income Benefit Base will be reduced by the greater of:

(1)	the dollar amount of the surrender in excess of the benefit amount; or

(2)	the ratio of the dollar amount of the excess surrender to the Contract Value (which has been reduced by the amount of the benefit amount surrendered), multiplied by the Current Income Benefit Base.

In situations where the Contract Value exceeds the existing Current Income Benefit Base, excess surrenders will typically result in a dollar amount reduction to the new Current Income Benefit Base.  In situations where the Contract Value is less than the existing Current Income Benefit Base, excess surrenders will typically result in a proportional reduction to the new Current Income Benefit Base.

Currently, Nationwide allows for an "RMD privilege" whereby Nationwide permits a contract owner to surrender Contract Value in excess of the benefit amount without reducing the Current Income Benefit Base if such excess surrender is for the sole purpose of meeting Internal Revenue Code required minimum distributions for this contract.  This RMD privilege does not apply to beneficially owned contracts.  In order to qualify for the RMD privilege, the contract owner must:

(1)	be at least 70 ½ years old as of the date of the request;

(2)	own the contract as an IRA, SEP IRA, Simple IRA, or Investment-Only Contract; and

(3)	submit a completed administrative form to Nationwide's home office.

Nationwide reserves the right to modify or eliminate the RMD privilege if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance.  If Nationwide exercises this right, Nationwide will provide notice to contract owners and any surrender in excess of the benefit amount will reduce the remaining Current Income Benefit Base.

Once the Contract Value falls to zero, the contract owner is no longer permitted to submit additional purchase payments or take surrenders in excess of the benefit amount.  Additionally, there is no Contract Value to annuitize, making the payment of the benefit associated with this option the only income stream producing benefit remaining in the contract.

Reset Opportunities

Nationwide offers an automatic reset of the income benefit base.  If, on any 10% L.Inc Anniversary, the Contract Value exceeds the existing Current Income Benefit Base, Nationwide will automatically reset the Current Income Benefit Base to equal that Contract Value.  This higher amount will be the new Current Income Benefit Base.  This automatic reset will continue until any terms and conditions associated with the 10% Lifetime Income Option change.

In the event one or more terms and conditions of the 10% Lifetime Income Option change, the reset opportunities still exist, but are no longer automatic.  An election to reset the Current Income Benefit Base must be made by the contract owner to Nationwide.  On or about each 10% L.Inc Anniversary, Nationwide will provide the contract owner with information necessary to make this determination.  Specifically, Nationwide will provide: the Contract Value; the Current Income Benefit Base; the current terms and conditions associated with the 10% Lifetime Income Option; and instructions on how to communicate an election to reset the benefit base.

If the contract owner elects to reset the Current Income Benefit Base, it will be at the then current terms and conditions of the option as described in the most current prospectus.  If Nationwide does not receive a contract owner's election to reset the Current Income Benefit Base within 60 days after the 10% L.Inc Anniversary, Nationwide will assume that the contract owner does not wish to reset the Current Income Benefit Base.  If the Current Income Benefit Base is not reset, it will remain the same and the terms and conditions of the 10% Lifetime Income Option will not change (as applicable to that particular contract).

Contract owners may cancel the automatic reset feature of the 10% Lifetime Income Option by notifying Nationwide as to such election.  Nationwide reserves the right to modify or terminate the automatic reset feature at any time upon written notice to contract owners.

Settlement Options

If, after beginning the lifetime income surrenders, a contract owner's Contract Value falls to zero and there is still a positive Current Income Benefit Base, Nationwide will provide the contract owner with one or more settlement options (in addition to the option of continuing to take or receive annual benefit payments).  Specifically, Nationwide will provide a notification to the contract owner describing the following three options, along with instructions on how to submit the election to Nationwide:

(1)	the contract owner can continue to take annual surrenders of no more than the annual benefit amount until the death of the contract owner;

(2)	the contract owner can elect the Age Based Lump Sum Settlement Option, as described below; or

(3)	if the contract owner qualifies after a medical examination, the contract owner can elect the Underwritten Lump Sum Settlement Option, as described below.

The options listed above each result in a different amount ultimately received under the 10% Lifetime Income Benefit Option.  The Underwritten Lump Sum Settlement Option will generally pay a larger amount than the Age Based Lump Sum Settlement Option when a contract owner is healthier than the normal population.  Regardless of age or health, the

Underwritten Lump Sum Settlement Option amount will never be less than the Age Based Lump Sum Settlement Option amount.  Election of the Age Based Lump Sum Settlement Option enables the contract owner to receive payment without a medical exam, which could potentially delay payment.  Before selecting a settlement option, consult with a qualified financial adviser to determine which option is best for you based on your individual financial situation and needs.

The contract owner will have 60 days from the date of Nationwide's notification letter to make an election.  Once the contract owner makes an election, the election is irrevocable.  If the contract owner does not make an election within 60 days of the date of the notification letter, Nationwide will assume that the contract owner intends to continue to take surrenders of the annual benefit amount.

Age Based Lump Sum Settlement Option.  Under the Age Based Lump Sum Settlement Option, in lieu of taking surrenders of the annual benefit amount, Nationwide will pay the contract owner a lump sum equal to the contract owner's most recently calculated annual benefit amount multiplied by the Annual Benefit Multiplier listed below:

Contract Owner's Age (as of the date the Age Based Lump Sum Option is elected)	Annual Benefit Multiplier
Up to Age 70	5.5
71-75	4.5
76-80	3.5
81-85	2.5
86-90	2.0
91-95	1.5
96+	1.0

For contracts that have elected the 10% Spousal Continuation Benefit, if both spouses are living on the date the Age Based Lump Sum Settlement Option is elected, Nationwide will use the age of the younger contract owner minus three years to determine the Annual Benefit Multiplier.  If only one spouse is living on the date the Age Based Lump Sum Settlement Option is elected, Nationwide will use the age of the living spouse to determine the Annual Benefit Multiplier.

Underwritten Lump Sum Settlement Option.  Under the Underwritten Lump Sum Settlement Option, in lieu of taking surrenders of the annual benefit amount, for those who qualify based on a medical exam, Nationwide will pay the contract owner a lump sum based upon the current age, sex, and health of the contract owner and joint owner, if applicable.  Once Nationwide receives the contract owner's election to take the Underwritten Lump Sum Settlement Option, Nationwide will provide the contract owner with a medical examination form, which must be completed by a certified physician chosen by the contract owner and returned to Nationwide's home office within 30 days.  Upon completion of underwriting by Nationwide, the lump sum settlement amount is issued to the contract owner.  If Nationwide does not receive the completed form within the 30-day period, Nationwide will pay the contract owner the amount that would be payable under the Age Based Lump Sum Settlement Option.

Annuitization

If the contract owner elects to annuitize the contract, this option will terminate.  Specifically, the charge associated with the option will no longer be assessed and all benefits associated with the 10% Lifetime Income Option will terminate.

Death of Determining Life

For contracts with no Spousal Protection Benefit, upon the death of the determining life, the benefits associated with the option terminate.  If the contract owner is also the Annuitant, the death benefit will be paid in accordance with the "Death Benefits" provision.  If the contract owner is not the Annuitant, the Contract Value will be distributed in accordance with the "Required Distributions" section of "Appendix C: Contract Types and Tax Information."

For contracts with the Spousal Protection Benefit, upon the death of the determining life, the surviving spouse continues to receive the benefit associated with the Lifetime Income Option for the remainder of his or her lifetime.  The Contract Value will reflect the death benefit and Spousal Protection Feature.

7% Lifetime Income Option

The 7% Lifetime Income Option provides for lifetime withdrawals, up to a certain amount each year, even after the Contract Value is zero.  The age of the person upon which the benefit depends (the "determining life") must be between 45 and 85 years old at the time the Lifetime Income Option is elected.  For most contracts, the determining life is that of the primary contract owner.  For those contracts where the contract owner is a non-natural person, for purposes of this option, the determining life is that of the primary Annuitant, and all references in this option to "contract owner" shall mean primary Annuitant.  If in addition to the Annuitant, a co-annuitant or joint annuitant has been elected, the determining life will be that of the younger Annuitant.  The determining life may not be changed.

The 7% Lifetime Income Option is available under the contract at the time of application.  (For contracts issued before May 1, 2007, the 7% Lifetime Income Option is also available for election at any time after application.)  However, upon state approval of the 10% Lifetime Income Option, the 7% Lifetime Income Option will no longer be available for election.  The 7% Lifetime Income Option is not available in the State of New York.  The 7% Lifetime Income Option is not available on beneficially owned contracts.

The 7% Lifetime Income Option may not be elected if a loan is outstanding of if any of the following optional benefits are elected: another Lifetime Income Option or the Capital Preservation Plus Lifetime Income Option.

In exchange for this lifetime withdrawal benefit, Nationwide will assess an annual charge not to exceed 1.00% of the Current Income Benefit Base.  The current charge for the 7% Lifetime Income Option is 0.95% of the Current Income Benefit Base.  (Once a 7% Lifetime Income Option is is elected, the charge percentage will not change, except, possibly, upon the contract owner's election to reset the benefit base, as discussed herein.)  The charge will be assessed on each anniversary of the date the 7% Lifetime Income Option was added to the contract (the "7% L.Inc anniversary") and will be deducted via redemption of Accumulation Units.  A prorated charge will also be deducted upon full surrender of the contract.  Accumulation Units will be redeemed proportionally from each Sub-Account in which the contract owner is invested at the time the charge is taken.  Amounts redeemed as the 7% Lifetime Income Option charge will not negatively impact calculations associated with other benefits elected or available under the contract, will not be subject to a CDSC, and will not reduce amounts available under the CDSC-free withdrawal privilege.

Election of the 7% Lifetime Income Option requires that the contract owner, until annuitization, allocate the entire Contract Value to the Custom Portfolio Asset Rebalancing Service (see "Contract Owner Services") or to a limited set of investment options currently available in the contract.  Allocation requests that fall outside of the Custom Portfolio Asset Rebalancing Service or to investment options other than those listed in the "Income Benefit Investment Options" chart will not be honored; they will be treated as though no allocation request was submitted.  Allocation to a GTO and/or the Fixed Account is not permitted.  The contract owner may reallocate the Contract Value among the limited set of investment options in accordance with the "Transfers Prior to Annuitization" provision.  The contract owner may reallocate the Contract Value within the Custom Portfolio Asset Rebalancing Service in accordance with that provision.  Additionally, contract owners may change from the Custom Portfolio Asset Rebalancing Service to the permitted investment options, and vice versa.  Once this option is elected, contract loans are unavailable.  Additionally, the contract owner may elect Dollar Cost Averaging for Living Benefits described in this prospectus.

Subsequent Purchase Payments

Where permitted by state law, subsequent purchase payments are permitted under the 7% Lifetime Income Option as long as the Contract Value is greater than zero.  There may be instances where a subsequent purchase payment creates a financial risk that Nationwide is unwilling to bear.  If this occurs, Nationwide may exercise its right to refuse subsequent purchase payments which total in aggregate $50,000 or more in any calendar year.  If Nationwide exercises this right to refuse a purchase payment, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the contract owner in the same form in which it was received.

Determination of the Income Benefit Base Prior to the First Surrender

Upon contract issuance, the Original Income Benefit Base is equal to the Contract Value. Each time the benefit base is recalculated, as described below, the resulting benefit base becomes the Current Income Benefit Base. Provided no surrenders are taken from the contract, the Current Income Benefit Base will equal the greater of:

(1)	the highest Contract Value on any 7% L.Inc Anniversary plus purchase payments submitted after that 7% L.Inc Anniversary; or

(2)	the sum of the following calculations:

(a)
Original Income Benefit Base with Roll-up: the Original Income Benefit Base plus 7% of the Original Income Benefit Base for each 7% L.Inc Anniversary up to and including the 10th 7% L.Inc Anniversary; plus

(b)
Purchase Payments with Roll-up: any purchase payments submitted after contract issuance and before the 10th 7% L.Inc Anniversary, increased by a simple interest rate of 7% through the 10th 7% L.Inc Anniversary; plus

(c)	Purchase Payments with No Roll-up: any purchase payments submitted after the 10th 7% L.Inc Anniversary.

When a purchase payment is made on a date other than a 7% L.Inc Anniversary, simple interest is calculated using a prorated method based upon the number of days from the date of the purchase payment to the next 7% L.Inc Anniversary.

However, if at any time prior to the first surrender the Contract Value equals zero, no further Income Benefit Base calculations will be made.  The Current Income Benefit Base will be set equal to the Income Benefit Base calculated on the most recent 7% L.Inc anniversary, and the annual benefit amount will be based on that Current Income Benefit Base.

Lifetime Income Surrenders

At any time after the 7% Lifetime Income Option is elected, the contract owner may begin taking the lifetime income benefit by taking a surrender from the contract.  The first surrender under the contract constitutes the first lifetime income surrender, even if such surrender is taken to meet minimum distribution requirements under the Internal Revenue Code.  Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts as of the date of the surrender request.  As with any surrender, lifetime income surrenders reduce the Contract Value and consequently, the amount available for annuitization.

At the time of the first surrender, the Income Benefit Base is locked in and will not change unless the contract owner takes excess surrenders, elects a reset opportunity (both discussed later in this provision), or submits additional purchase payments.  Additional purchase payments submitted after the first surrender from the contract will increase the Income Benefit Base by the amount of the purchase payment.

Simultaneously, the lifetime withdrawal percentage is determined based on the age of the contract owner as indicated in the following tables:

For contracts issued before May 1, 2009, or the date of state approval (whichever is later):

Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
45 up to 59½	4%
59½ through 66	5%
67 through 71	5.5%
72 through 80	6%
81 and older	7%

A contract owner will receive the 7% lifetime withdrawal percentage only if he or she does not take a surrender from the contract prior to age 81.  Note: The Internal Revenue Code requires that IRAs, SEP IRAs, and Simple IRAs begin distributions no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  Thus, if the contract is subject to these minimum distribution rules and distributions are taken at the latest date possible under the tax rules, the maximum lifetime withdrawal percentage available to that contract is 5.5%.  Contract owners may be eligible to take the minimum required distributions from other IRA, SEP IRA, or Simple IRA contracts or accounts, and thus may be able to receive a lifetime withdrawal percentage greater than 5.5%.  Consult a qualified tax adviser.

For contracts issued on or after May 1, 2009, or the date of state approval (whichever is later):

Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5%
81 and older	6%

At the time of the first surrender and on each 7% L.Inc anniversary thereafter, the lifetime income percentage is multiplied by the Income Benefit Base to determine the benefit amount for that year.  The benefit amount is the maximum amount that can be surrendered from the contract before the next 7% L.Inc anniversary without reducing the Income Benefit Base.  The ability to surrender the current benefit amount will continue until the earlier of the contract owner's death or annuitization.

Although surrenders up to the benefit amount do not reduce the lifetime benefit base, they do reduce the Contract Value and the death benefit, and are subject to the CDSC provisions of the contract.

Contingent Deferred Sales Charges

A withdrawal under the benefit may cause a CDSC to apply (see "Contingent Deferred Sales Charges" earlier in this prospectus).  Application of a CDSC could result in the gross surrender being greater than the 7% Lifetime Withdrawal Percentage limit.  For example, the amount of the surrender request plus the applicable CDSC could exceed the 7% Lifetime Withdrawal Percentage limit.  If applicable, contract owners can request to receive a specific dollar amount of withdrawal (i.e., Nationwide will gross up the withdrawal to include the CDSC amount) or to receive the withdrawal net of the CDSC amount.  In either case, the gross amount of the surrender (i.e., including the CDSC) is the amount used to determine whether the withdrawal exceeds the 7% Lifetime Withdrawal Percentage limit.  A reduction to the Current Income Benefit Base will be applied as described in the "Impact of Withdrawals in Excess of the 7% Lifetime Withdrawal Percentage Limit" provision if the gross surrender exceeds the 7% Lifetime Withdrawal Percentage limit.

The contract permits a percentage of purchase payments to be withdrawn free of CDSC each year (see "Waiver of Contingent Deferred Sales Charge" earlier in this prospectus).  The total free withdrawal amount permitted (a percentage of purchase payments), however, may result in annual surrenders greater than the 7% Lifetime Withdrawal Percentage limit permitted by this benefit.  In such case, the reduction described in the "Impact of Withdrawals in Excess of the 7% Lifetime Withdrawal Percentage Limit" provision will apply.

Impact of Withdrawals in Excess of the7% Lifetime Withdrawal Percentage Limit

The contract owner is permitted to surrender Contract Value in excess of that year's benefit amount provided that the Contract Value is greater than zero.  Surrenders in excess of the benefit amount will reduce the Income Benefit Base, and consequently, the benefit amount calculated for subsequent years.  In the event of excess surrenders, the Income Benefit Base will be reduced by the greater of:

(1)	the dollar amount of the surrender in excess of the benefit amount; or

(2)	the ratio of the dollar amount of the excess surrender to the Contract Value (which has been reduced by the amount of the benefit amount surrendered), multiplied by the Income Benefit Base.

In situations where the Contract Value exceeds the Current Income Benefit Base, excess surrenders will typically result in a dollar amount reduction to the Income Benefit Base.  In situations where the Contract Value is less than the Current Income Benefit Base, excess surrenders will typically result in a proportional reduction to the Income Benefit Base.

Currently, Nationwide allows for an "RMD privilege" whereby Nationwide permits a contract owner to surrender Contract Value in excess of the benefit amount without reducing the Current Income Benefit Base if such excess surrender is for the sole purpose of meeting Internal Revenue Code required minimum distributions for this contract.  This RMD privilege does not apply to beneficially owned contracts.  In order to qualify for the RMD privilege, the contract owner must:

(1)	be at least 70 ½ years old as of the date of the request;

(2)	own the contract as an IRA, SEP IRA, Simple IRA, or Investment-Only Contract; and

(3)	submit a completed administrative form to Nationwide's home office.

Nationwide reserves the right to modify or eliminate the RMD privilege if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance.  If Nationwide exercises this right, Nationwide will provide notice to contract owners and any surrender in excess of the benefit amount will reduce the remaining Current Income Benefit Base.

Once the Contract Value falls to zero, the contract owner is no longer permitted to submit additional purchase payments or take surrenders in excess of the benefit amount.  Additionally, there is no Contract Value to annuitize, making the payment of the benefit associated with this option the only income stream producing benefit remaining in the contract.

Reset Opportunities

If the terms and conditions of the 7% Lifetime Income Option have not changed and the Contract Value exceeds the Income Benefit Base on a 7% L.Inc anniversary, Nationwide will automatically reset the Income Benefit Base.  If the terms and conditions of 7% Lifetime Income Option have changed, Nationwide will provide the contract owner with the Contract Value and Income Benefit Base information and will provide instructions on how to communicate an election to reset the benefit base.  If the contract owner elects to reset the Income Benefit Base, it will be at the then current terms and conditions of the option.  If Nationwide does not receive a contract owner's election to reset the Income Benefit Base within 60 days after the 7% L.Inc anniversary, Nationwide will assume that the contract owner does not wish to reset the Income Benefit Base.

The automatic reset privilege will cease anytime the terms and conditions of the 7% Lifetime Income Option changes.  Nationwide will notify the contract owner anytime the terms and conditions of the 7% Lifetime Income Option changes and will provide the contract owner with an opportunity to confirm whether to reset the Income Benefit Base under the updated 7% Lifetime Income Option charge.  If the contract owner does not elect to reset the Income Benefit Base within 60 days after the 7% L.Inc anniversary date, the Income Benefit Base and 7% Lifetime Income Option charges will not change.  Contract owners may cancel the election to automatically reset the Income Benefit Base at any time.  Nationwide reserves the right to modify or cancel the contract owners' ability to automatically reset the Income Benefit Base.

Lump Sum Settlement Options for the Lifetime Income Option

If Contract Value is zero and the Income Benefit Base is greater than zero Nationwide will notify the contract owner of the following three options:

(1)	the contract owner can continue to take withdrawals equal to the Lifetime Income Percentage until the death of the contract owner;

(2)	the contract owner may elect the Age Based lump sum settlement option described below; or

(3)	the contract owner may elect the Underwritten lump sum settlement option as described below.

The settlement option you select will affect the amount you ultimately receive under the 7% Lifetime Income Benefit Option.  Before you select a settlement option you should consult with your registered representative to determine which option is best for you based on your individual financial situation and needs.
The contract owner will have 60 days from the date of Nationwide's notification letter to make an election.  Once the contract owner makes an election the election is irrevocable.  If the contract owner does not make an election within the 60 days Nationwide will assume that the contract owner desires to continue take withdrawals under the Lifetime Income Option.

Age Based Lump Sum Settlement Option for the Lifetime Income Option

Instead of continuing to take withdrawals under Lifetime Income Option after the Contract Value falls to zero and the benefit base is greater than zero, Nationwide permits a contract owner to take an Age Based lump sum settlement equal to the contract owner's current benefit amount multiplied by the Annual Benefit Multiplier listed below:

Contract Owner's Age	Annual Benefit Multiplier
Up to Age 70	5.5
71-75	4.5
76-80	3.5
81-85	2.5
86-90	2.0
91-95	1.5
96+	1.0

For contracts that have elected the Spousal Continuation Benefit and both spouses are alive on the date this option is elected Nationwide will use the age of the younger contract owner minus three years to determine the Annual Benefit Multiplier.

Underwritten Lump Sum Settlement Option for the Lifetime Income Option

Nationwide also makes an Underwritten lump sum settlement option available to contract owners after the Contract Value falls to zero and the benefit base is greater than zero.  The Underwritten lump sum settlement amount shall be based upon the attained age, sex, and health information provided by the contract owner.  Once Nationwide receives the contract owner's election to take the Underwritten Lump Sum Settlement Option, Nationwide will provide the contract owner with a medical examination form, which must be completed by a certified physician chosen by the contract owner and returned to Nationwide's home office within 30 days.  Upon completion of underwriting by Nationwide, the lump sum settlement amount is issued to the contract owner.  If Nationwide does not receive the completed form within the 30-day period, Nationwide will pay the contract owner the amount that would be payable under the Age Based Lump Sum Settlement Option.  The Underwritten lump sum settlement option will generally pay a larger amount than the Age Based lump sum settlement option when a contract owner is healthier than the normal population. Regardless of age or health, the Underwritten lump sum settlement amount will never be less than the Lump Sum Settlement Option amounts shown in the chart above.

Annuitization

If the contract owner elects to annuitize the contract, this option will terminate.  Specifically, the charge associated with the option will no longer be assessed and all benefits associated with the 7% Lifetime Income Option will terminate.

Death of Determining Life

For contracts with no Spousal Protection Benefit, upon the death of the determining life, the benefits associated with the option terminate.  If the contract owner is also the Annuitant, the death benefit will be paid in accordance with the "Death Benefits" provision.  If the contract owner is not the Annuitant, the Contract Value will be distributed in accordance with the "Required Distributions" section of "Appendix C: Contract Types and Tax Information."

For contracts with the Spousal Protection Benefit, upon the death of the determining life, the surviving spouse continues to receive the benefit associated with the Lifetime Income Option for the remainder of his or her lifetime.  The Contract Value will reflect the death benefit and Spousal Protection Feature.

Taxation of Surrenders under the 7% Lifetime Income Option.  Although the tax treatment for surrenders under withdrawal benefits, such as the 7% Lifetime Income Option, is not clear, when the contract owner takes a surrender from the contract before the Annuitization Date, Nationwide will treat the following amount of the surrender as a taxable distribution: the excess of the greater of (a) the Contract Value immediately before the surrender; or (b) the guaranteed benefit amount immediately before the surrender; over the remaining investment in the contract.  In certain circumstances, this treatment could result in the Contract Value being less than the investment in the contract after the surrender.  A subsequent surrender under such circumstances could result in a loss that may be deductible.  See "Taxation of Lifetime Surrenders under the CPPLI Option or a Lifetime Income Option," in "Appendix C: Contract Types and Tax Information."  Please consult a qualified tax adviser.

5% Lifetime Income Option

The 5% Lifetime Income Option provides for lifetime withdrawals, up to a certain amount each year, even after the Contract Value is zero.  The age of the person upon which the benefit depends (the "determining life") must be between 45 and 85 years old at the time the 5% Lifetime Income Option is elected.  For most contracts, the determining life is that of the primary contract owner.  For those contracts where the contract owner is a non-natural person, for purposes of this option, the determining life is that of the primary Annuitant, and all references in this option to "contract owner" shall mean primary Annuitant.  If in addition to the Annuitant, a co-annuitant or joint annuitant has been elected, the determining life will be that of the younger Annuitant.  The determining life may not be changed.

The 5% Lifetime Income Option is available under the contract at the time of application.  Effective September 15, 2008, the 5% Lifetime Income Option is only available for contracts issued in the State of New York.  The 5% Lifetime Income Option may not be elected if a loan is outstanding on the contract or if any of the following optional benefits are elected: another Lifetime Income Option or the Capital Preservation Plus Lifetime Income Option.  The 5% Lifetime Income Option is not available on beneficially owned contracts.

In exchange for this lifetime withdrawal benefit, Nationwide will assess an annual charge not to exceed 1.00% of the Current Income Benefit Base.  The current charge for the 5% Lifetime Income Options is 0.85% of the Current Income Benefit Base.  (Once the 5% Lifetime Income Option is elected, the charge percentage will not change, except, possibly, upon the contract owner's election to reset the benefit base, as discussed herein.)  The charge will be assessed on each anniversary of the date the 5% Lifetime Income Option was added to the contract (the "5% L.Inc anniversary") and will be deducted via redemption of Accumulation Units.  A prorated charge will also be deducted upon full surrender of the contract.  Accumulation Units will be redeemed proportionally from each Sub-Account in which the contract owner is invested at the time the charge is taken.  Amounts redeemed as the 5% Lifetime Income Option charge will not negatively impact calculations associated with other benefits elected or available under the contract, will not be subject to a CDSC, and will not reduce amounts available under the CDSC-free withdrawal privilege.

Election of the 5% Lifetime Income Option requires that the contract owner, until annuitization, allocate the entire Contract Value to the Custom Portfolio Asset Rebalancing Service (see "Contract Owner Services") or to a limited set of investment options currently available in the contract. Allocation requests that fall outside of the Custom Portfolio Asset Rebalancing Service or to investment options other than those listed in the "Income Benefit Investment Options" chart will not be honored; they will be treated as though no allocation request was submitted.  Allocation to a GTO and/or the Fixed Account is not permitted.  The contract owner may reallocate the Contract Value among the limited set of investment options in accordance with the "Transfers Prior to Annuitization" provision.  The contract owner may reallocate the Contract Value within the Custom Portfolio Asset Rebalancing Service in accordance with that provision.  Additionally, contract owners may change from the Custom Portfolio Asset Rebalancing Service to the permitted investment options, and vice versa.  Once this option is elected, contract loans are unavailable.  Additionally, the contract owner may elect Dollar Cost Averaging for Living Benefits described in this prospectus.

Subsequent Purchase Payments

Where permitted by state law, subsequent purchase payments are permitted under the 5% Lifetime Income Option as long as the Contract Value is greater than zero.  There may be instances where a subsequent purchase payment creates a financial risk that Nationwide is unwilling to bear.  If this occurs, Nationwide may exercise its right to refuse subsequent purchase payments which total in aggregate $50,000 or more in any calendar year.  If Nationwide exercises this right to refuse a purchase payment, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the contract owner in the same form in which it was received.

Determination of the Income Benefit Base Prior to the First Surrender

Upon contract issuance, the Original Income Benefit Base is equal to the Contract Value. Each time the benefit base is recalculated, as described below, the resulting benefit base becomes the Current Income Benefit Base. Provided no surrenders are taken from the contract, the Current Income Benefit Base will equal the greater of:

(1)	the highest Contract Value on any 5% L.Inc Anniversary plus purchase payments submitted after that 5% L.Inc Anniversary; or

(2)	the sum of the following calculations:

(a)
Original Income Benefit Base with Roll-up: the Original Income Benefit Base plus 5% of the Original Income Benefit Base for each 5% L.Inc Anniversary up to and including the 10th 5% L.Inc Anniversary; plus

(b)
Purchase Payments with Roll-up: any purchase payments submitted after contract issuance and before the 10th 5% L.Inc Anniversary, increased by a simple interest rate of 5% through the 10th 5% L.Inc Anniversary; plus

(c)	Purchase Payments with No Roll-up: any purchase payments submitted after the 10th 5% L.Inc Anniversary.

When a purchase payment is made on a date other than a 5% L.Inc Anniversary, simple interest is calculated using a prorated method based upon the number of days from the date of the purchase payment to the next 5% L.Inc Anniversary.

However, if at any time prior to the first surrender the Contract Value equals zero, no further Income Benefit Base calculations will be made.  The Current Income Benefit Base will be set equal to the Income Benefit Base calculated on the most recent 5% L.Inc anniversary, and the annual benefit amount will be based on that Current Income Benefit Base.

Lifetime Income Surrenders

At any time after the 5% Lifetime Income Option is elected, the contract owner may begin taking the lifetime income benefit by taking a surrender from the contract.  The first surrender under the contract constitutes the first lifetime income surrender, even if such surrender is taken to meet minimum distribution requirements under the Internal Revenue Code.  Nationwide will surrender Accumulation Units proportionally from the Sub-Accounts as of the date of the surrender request.  As with any surrender, lifetime income surrenders reduce the Contract Value and consequently, the amount available for annuitization.

At the time of the first surrender, the Income Benefit Base is locked in and will not change unless the contract owner takes excess surrenders, elects a reset opportunity (both discussed later in this provision), or submits additional purchase payments.  Additional purchase payments submitted after the first surrender from the contract will increase the Income Benefit Base by the amount of the purchase payment.

Simultaneously, the lifetime withdrawal percentage is determined based on the age of the contract owner as indicated in the following tables:

For contracts issued before May 1, 2009, or the date of state approval (whichever is later):

Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
45 up to 59½	4%
59½ through 66	5%
67 through 71	5.5%
72 through 80	6%
81 and older	7%

A contract owner will receive the greatest lifetime withdrawal percentage only if he or she does not take a surrender from the contract prior to age 81.  Note: The Internal Revenue Code requires that IRAs, SEP IRAs, and Simple IRAs begin distributions no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  Thus, if the contract is subject to these minimum distribution rules and distributions are taken at the latest date possible under the tax rules, the maximum lifetime withdrawal percentage available to that contract is 5.5%.  Contract owners may be eligible to take the minimum required distributions from other IRA, SEP IRA, or Simple IRA contracts or accounts, and thus may be able to receive a lifetime withdrawal percentage greater than 5.5%.  Consult a qualified tax adviser.

For contracts issued on or after May 1, 2009, or the date of state approval (whichever is later):

Contract Owner's Age (at time of first surrender)	Lifetime Withdrawal Percentage
45 up to 59½	3%
59½ through 64	4%
65 through 80	5%
81 and older	6%

At the time of the first surrender and on each 5% L.Inc anniversary thereafter, the lifetime income percentage is multiplied by the Income Benefit Base to determine the benefit amount for that year.  The benefit amount is the maximum amount that can be surrendered from the contract before the next 5% L.Inc anniversary without reducing the Income Benefit Base.  The ability to surrender the current benefit amount will continue until the earlier of the contract owner's death or annuitization.

Although surrenders up to the benefit amount do not reduce the lifetime benefit base, they do reduce the Contract Value and the death benefit, and are subject to the CDSC provisions of the contract.

Contingent Deferred Sales Charges

A withdrawal under the benefit may cause a CDSC to apply (see "Contingent Deferred Sales Charges" earlier in this prospectus).  Application of a CDSC could result in the gross surrender being greater than the 5% Lifetime Withdrawal Percentage limit.  For example, the amount of the surrender request plus the applicable CDSC could exceed the 5% Lifetime Withdrawal Percentage limit.  If applicable, contract owners can request to receive a specific dollar amount of withdrawal (i.e., Nationwide will gross up the withdrawal to include the CDSC amount) or to receive the withdrawal net of the CDSC amount.  In either case, the gross amount of the surrender (i.e., including the CDSC) is the amount used to determine whether the withdrawal exceeds the 5% Lifetime Withdrawal Percentage limit.  A reduction to the Current Income Benefit Base will be applied as described in the "Impact of Withdrawals in Excess of the 5% Lifetime Withdrawal Percentage Limit" provision if the gross surrender exceeds the 5% Lifetime Withdrawal Percentage limit.

The contract permits a percentage of purchase payments to be withdrawn free of CDSC each year (see "Waiver of Contingent Deferred Sales Charge" earlier in this prospectus).  The total free withdrawal amount permitted (a percentage of purchase payments), however, may result in annual surrenders greater than the 5% Lifetime Withdrawal Percentage limit permitted by this benefit.  In such case, the reduction described in the "Impact of Withdrawals in Excess of the 5% Lifetime Withdrawal Percentage Limit" provision will apply.

Impact of Withdrawals in Excess of the 5% Lifetime Withdrawal Percentage Limit

The contract owner is permitted to surrender Contract Value in excess of that year's benefit amount provided that the Contract Value is greater than zero.  Surrenders in excess of the benefit amount will reduce the Income Benefit Base, and consequently, the benefit amount calculated for subsequent years.  In the event of excess surrenders, the Income Benefit Base will be reduced by the greater of:

(1)	the dollar amount of the surrender in excess of the benefit amount; or

(2)	the ratio of the dollar amount of the excess surrender to the Contract Value (which has been reduced by the amount of the benefit amount surrendered), multiplied by the Income Benefit Base.

In situations where the Contract Value exceeds the Current Income Benefit Base, excess surrenders will typically result in a dollar amount reduction to the Income Benefit Base.  In situations where the Contract Value is less than the Current Income Benefit Base, excess surrenders will typically result in a proportional reduction to the Income Benefit Base.

Currently, Nationwide allows for an "RMD privilege" whereby Nationwide permits a contract owner to surrender Contract Value in excess of the benefit amount without reducing the Current Income Benefit Base if such excess surrender is for the sole purpose of meeting Internal Revenue Code required minimum distributions for this contract.  This RMD privilege does not apply to beneficially owned contracts.

In order to qualify for the RMD privilege, the contract owner must:

(1)	be at least 70 ½ years old as of the date of the request;

(2)	own the contract as an IRA, SEP IRA, Simple IRA, or Investment-Only Contract; and

(3)	submit a completed administrative form to Nationwide's home office.

Nationwide reserves the right to modify or eliminate the RMD privilege if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance.  If Nationwide exercises this right, Nationwide will provide notice to contract owners and any surrender in excess of the benefit amount will reduce the remaining Current Income Benefit Base.

Once the Contract Value falls to zero, the contract owner is no longer permitted to submit additional purchase payments or take surrenders in excess of the benefit amount.  Additionally, there is no Contract Value to annuitize, making the payment of the benefit associated with this option the only income stream producing benefit remaining in the contract.

Reset Opportunities

Nationwide permits contract owners to elect to automatically reset the Income Benefit Base on each 5% L.Inc anniversary after the first surrender from the contract.  For those who do not elect to automatically reset their Income Benefit Base, if the Contract Value exceeds the Income Benefit Base, the contract owner will have the opportunity to instruct Nationwide to reset the Income Benefit Base to equal the current Contract Value.  Nationwide will provide the contract owner with the Contract Value and Income Benefit Base information and will provide instructions on how to communicate an election to reset the benefit base.  If the contract owner elects to reset the Income Benefit Base, it will be at the then current terms and conditions of the option.  If Nationwide does not receive a contract owner's election to reset the Income Benefit Base within 60 days after the 5% L.Inc anniversary, Nationwide will assume that the contract owner does not wish to reset the Income Benefit Base.

A contract owner's election to automatically reset the Income Benefit Base or the automatic reset provisions included in contracts issued on or after September 1, 2007 will cease anytime the terms and conditions of the 5% Lifetime Income Option changes.  Nationwide will notify the contract owner anytime the terms and conditions of the 5% Lifetime Income Option changes and will provide the contract owner with an opportunity to confirm whether to reset the Income Benefit Base under the updated 5% Lifetime Income Option charge.  If the contract owner does not elect to reset the Income Benefit Base within 60 days after the 5% L.Inc anniversary date, the Income Benefit Base and 5% Lifetime Income Option charges will not change.  Contract owners may cancel the election to automatically reset the Income Benefit Base at any time.  Nationwide reserves the right to modify or cancel the contract owners' ability to automatically reset the Income Benefit Base.

Lump Sum Settlement Options for the Lifetime Income Option

If Contract Value is zero and the Income Benefit Base is greater than zero Nationwide will notify the contract owner of the following three options:

(1)	the contract owner can continue to take withdrawals equal to the Lifetime Income Percentage until the death of the contract owner;

(2)	the contract owner may elect the Age Based lump sum settlement option described below; or

(3)	the contract owner may elect the Underwritten lump sum settlement option as described below.

The settlement option you select will affect the amount you ultimately receive under the 5% Lifetime Income Benefit Option.  Before you select a settlement option you should consult with your registered representative to determine which option is best for you based on your individual financial situation and needs.

The contract owner will have 60 days from the date of Nationwide's notification letter to make an election.  Once the contract owner makes an election the election is irrevocable.  If the contract owner does not make an election within the 60 days Nationwide will assume that the contract owner desires to continue take withdrawals under the Lifetime Income Option.

Age Based Lump Sum Settlement Option for the Lifetime Income Option

Instead of continuing to take withdrawals under Lifetime Income Option after the Contract Value falls to zero and the benefit base is greater than zero, Nationwide permits a contract owner to take an Age Based lump sum settlement equal to the contract owner's current benefit amount multiplied by the Annual Benefit Multiplier listed below:

Contract Owner's Age	Annual Benefit Multiplier
Up to Age 70	5.5
71-75	4.5
76-80	3.5
81-85	2.5
86-90	2.0
91-95	1.5
96+	1.0

For contracts that have elected the Spousal Continuation Benefit and both spouses are alive on the date this option is elected Nationwide will use the age of the younger contract owner minus three years to determine the Annual Benefit Multiplier.

Underwritten Lump Sum Settlement Option for the Lifetime Income Option

Nationwide also makes an Underwritten lump sum settlement option available to contract owners after the Contract Value falls to zero and the benefit base is greater than zero.  The Underwritten lump sum settlement amount shall be based upon the attained age, sex, and health information provided by the contract owner.  Once Nationwide receives the contract owner's election to take the Underwritten Lump Sum Settlement Option, Nationwide will provide the contract owner with a medical examination form, which must be completed by a certified physician chosen by the contract owner and returned to Nationwide's home office within 30 days.  Upon completion of underwriting by Nationwide, the lump sum settlement amount is issued to the contract owner.  If Nationwide does not receive the completed form within the 30-day period, Nationwide will pay the contract owner the amount that would be payable under the Age Based Lump Sum Settlement Option.  The Underwritten lump sum settlement option will generally pay a larger amount than the Age Based lump sum settlement option when a contract owner is healthier than the normal population. Regardless of age or health, the Underwritten lump sum settlement amount will never be less than the Lump Sum Settlement Option amounts shown in the chart above.

Annuitization

If the contract owner elects to annuitize the contract, this option will terminate.  Specifically, the charge associated with the option will no longer be assessed and all benefits associated with the 5% Lifetime Income Option will terminate.

Death of Determining Life

For contracts with no Spousal Protection Benefit, upon the death of the determining life, the benefits associated with the option terminate.  If the contract owner is also the Annuitant, the death benefit will be paid in accordance with the "Death Benefits" provision.  If the contract owner is not the Annuitant, the Contract Value will be distributed in accordance with the "Required Distributions" section of "Appendix C: Contract Types and Tax Information."

For contracts with the Spousal Protection Benefit, upon the death of the determining life, the surviving spouse continues to receive the benefit associated with the Lifetime Income Option for the remainder of his or her lifetime.  The Contract Value will reflect the death benefit and Spousal Protection Feature.

Taxation of Surrenders under the 5% Lifetime Income Option.  Although the tax treatment for surrenders under withdrawal benefits, such as the 5% Lifetime Income Option, is not clear, when the contract owner takes a surrender from the contract before the Annuitization Date, Nationwide will treat the following amount of the surrender as a taxable distribution: the excess of the greater of (a) the Contract Value immediately before the surrender; or (b) the guaranteed benefit amount immediately before the surrender; over the remaining investment in the contract.  In certain circumstances, this treatment could result in the Contract Value being less than the investment in the contract after the surrender.  A subsequent surrender under such circumstances could result in a loss that may be deductible.  See "Taxation of Lifetime Surrenders under the CPPLI Option or a Lifetime Income Option," in "Appendix C: Contract Types and Tax Information."  Please consult a qualified tax adviser.

Spousal Continuation Benefit

At the time the Lifetime Income Option is elected (at time of application), the contract owner may elect the corresponding Spousal Continuation Benefit (not available for contracts issued as Charitable Remainder Trusts). The 10% and 7% Spousal Continuation Benefit are not available in the State of New York.  The charge for the 10% Spousal Continuation Benefit will not exceed 0.30% of the Current Income Benefit Base.  The current charge for the 10% Spousal Continuation Benefit is 0.20% of the Current Income Benefit Base. The current charge for the 7% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base. The 5% Spousal Continuation Benefit is only available in the State of New York.  The current charge for the 5% Spousal Continuation Benefit is 0.15% of the Current Income Benefit Base.

The Spousal Continuation Benefit allows a surviving spouse to continue to receive, for the duration of his/her lifetime, the benefit associated with the Lifetime Income Option, provided that the following conditions are satisfied:

(1)	The Spousal Continuation Benefit must be elected at the time the Lifetime Income Option is elected, and both spouses must be between 45 and 85 years old at that time.

(2)
Both spouses must be age 45 before either spouse is eligible to begin withdrawals. Note: the Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½ unless certain exceptions are met.  See "Federal Tax Considerations" in "Appendix C: Contract Types and Tax Information" for additional information.

(3)	Once the Spousal Continuation Benefit is elected, it may not be removed from the contract, except as provided below.

(4)	The lifetime income percentage will be based on the age of the younger spouse as of the date of the first surrender from the contract.

(5)
One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the contract owner.  For contracts issued as IRAs and Roth IRAs, only the person for whom the IRA or Roth IRA was established may be named as the contract owner.

(6)	Both spouses must be named as primary beneficiaries. For contracts with non-natural owners, both spouses must be named as co-annuitants.

(7)	No person other than the spouse may be named as contract owner, Annuitant or primary beneficiary.

(8)
If both spouses are alive upon annuitization, the contract owner must specify which spouse is the Annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for IRA and Roth IRA contracts, this person must be the contract owner).

Note: The Spousal Continuation Benefit is distinct from the Spousal Protection Feature associated with the death benefits.  The Spousal Continuation Benefit allows a surviving spouse to continue receiving the lifetime income payments associated with the Lifetime Income Options.  In contrast, the Spousal Protection Feature is a death benefit bump-up feature associated with the death benefits.

Marriage Termination

If, prior to taking any surrenders from the contract, the marriage terminates due to divorce, dissolution, or annulment, the contract owner may remove the Spousal Continuation Benefit from the contract.  Nationwide will remove the benefit and the associated charge upon the contract owner's written request and evidence of the marriage termination satisfactory to Nationwide.  Once the Spousal Continuation Benefit is removed from the contract, the benefit may not be re-elected or added to cover a subsequent spouse.

If, after taking any surrender from the contract, the marriage terminates due to divorce, dissolution, or annulment, the contract owner may not remove the Spousal Continuation Benefit from the contract.

Risks Associated with Electing the Spousal Continuation Option

There are situations where a contract owner who elects the Spousal Continuation Benefit will not receive the benefits associated with the option.  This will occur if:

(1)	your spouse (co-annuitant) dies before you;

(2)	the contract is annuitized; or

(3)	withdrawals are taken after the withdrawal start date and the marriage terminates due to divorce, dissolution, or annulment.

Additionally, in the situations described in (1) and (3) above, not only will the contract owner not receive the benefits associated with the Spousal Continuation Benefit, but he/she must continue to pay for the option until annuitization.

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B		X
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II	X	X
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II	X	X
American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class II	X	X
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Dreyfus Stock Index Fund, Inc.: Service Shares	X	X
Dreyfus Variable Investment Fund - Appreciation Portfolio: Service Shares	X	X
Federated Insurance Series - Federated Quality Bond Fund II: Service Shares	X	X
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class 2	X	X	X2	X
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class 2	X	X	X3	X
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class 2	X	X	X3
Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2	X	X
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2R
Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2	X	X
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2
Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3
Invesco - Invesco V.I. Capital Appreciation Fund: Series II	X	X
Invesco - Invesco V.I. Capital Development Fund: Series II	X	X
Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy	X	X

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
Janus Aspen Series - Forty Portfolio: Service Shares	X	X
Janus Aspen Series - Global Technology Portfolio: Service II Shares
Janus Aspen Series - Overseas Portfolio: Service II Shares
MFS® Variable Insurance Trust - MFS Value Series: Service Class	X	X
MFS® Variable Insurance Trust II - MFS® International Value Portfolio: Service Class
Nationwide Variable Insurance Trust - AllianceBernstein NVIT Global Fixed Income Fund: Class III
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class II
Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II	X	X	X3	X
Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II	X	X
Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II	X	X
Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II		X
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class VI
Nationwide Variable Insurance Trust - Gartmore NVIT Worldwide Leaders Fund: Class VI
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II		X
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II		X
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class II	X	X	X4
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class II	X	X	X2	X
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class II	X	X	X2	X
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class II	X	X	X3	X5
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class II		X
Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class II		X
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class VI
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I	X	X
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II	X	X	X3
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II	X	X	X2	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II	X	X	X2	X
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II	X	X	X3	X5
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II	X	X	X	X
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I	X	X
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I	X	X
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class VI
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class VI
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class II
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class II
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class II
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class II	X	X
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class II
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II	X	X
Nationwide Variable Insurance Trust - Oppenheimer NVIT Large Cap Growth Fund: Class II
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class II	X	X
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class	X	X
Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class
Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class	X	X

Income Benefit Investment Options1
Investment Option	Available in:
	CPP	CPPLI	Enhanced CPP and CPPLI	5%, 7% and 10% L.Inc
Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Service Shares	X	X
Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 4
Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 4
Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Service Shares	X	X
Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Service Shares
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class
PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class
T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: II	X	X
T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II	X	X
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class II	X	X
Van Eck Variable Insurance Products Trust - Van Eck VIP Global Hard Assets Fund: Class R1
Wells Fargo Advantage Funds - Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage Funds - Wells Fargo Advantage VT Small Cap Growth Fund
Wells Fargo Advantage Funds - Wells Fargo Advantage VT Small/Mid Cap Value Fund
Wells Fargo Advantage Funds - Wells Fargo Advantage VT Total Return Bond Fund
Static Asset Allocation Models
American Funds Option (33% American Funds NVIT Asset Allocation Fund, 33% American Funds NVIT Bond Fund and 34% American Funds NVIT Growth-Income Fund)	X	X	X	X
Balanced Option (50% Nationwide NVIT Investor Dest. Moderate Fund and 50% Nationwide NVIT Investor Dest. Moderately Conservative Fund) 6	X	X	X	X
Capital Appreciation Option (50% Nationwide NVIT Investor Dest. Moderate Fund and 50% Nationwide NVIT Investor Dest. Moderately Aggressive Fund) 6	X	X	X2	X
Custom Portfolio Asset Rebalancing Service
Conservative	X	X	X	X
Moderately Conservative	X	X	X	X
Balanced	X	X	X	X
Moderate	X	X	X	X
Capital Appreciation	X	X	X	X
Moderately Aggressive 5	X	X	X	X
Aggressive	X	X	X

1 This table provides a comprehensive list of all variable investment options that have been made available with the respective Income Benefit Options, as indicated with an "X."  Some of the indicated variable investment options may not currently be available.  To determine whether or not a particular investment option is currently available, see "Appendix A: Underlying Mutual Funds."

2 The five year program duration is not available with this investment option.

3 The five and seven year program durations are not available with this investment option.

4 Only available with Enhanced CPP.

5 Effective March 2, 2009, this investment option will no longer be available to new investors in these Income Benefit Investment Options (5% L.Inc, 7% L.Inc and 10% L.Inc).

If you are invested in these Income Benefit Investment Options prior to March 2, 2009, you are permitted to make subsequent purchase payments as long as you remain invested in these Income Benefit Investment Options.  No transfers into these Income Benefit Investment Options will be permitted on or after March 2, 2009.  Any asset rebalancing program established prior to March 2, 2009, that includes one of these Income Benefit Investment Options will continue to rebalance; however, you will not be permitted to increase the percentage of Contract Value that is rebalanced into these Income Benefit Investment Options.

In addition, effective March 2, 2009, the Nationwide Allocation Architect ("NAA") Moderately Aggressive model and the Custom Portfolio Moderately Aggressive Model will no longer be available to new investors that have elected a Lifetime Income Option.  If you invested in either of these models prior to March 2, 2009, you are permitted to make subsequent purchase payments as long as you remain invested in that model.  If you transfer Contract Value out of either the NAA Moderately Aggressive Model or the Custom Portfolio Moderately Aggressive model on or after March 2, 2009, you will not be permitted to subsequently transfer Contract Value back into that model.

In addition, the NAA Moderately Aggressive model, the Custom Portfolio Moderately Aggressive model, and the Income Benefit Investment Options listed above will no longer be available for any dollar cost averaging program established on or after March 2, 2009.  Any dollar cost averaging program established prior to March 2, 2009, that includes the NAA Moderately Aggressive model, the Custom Portfolio Moderately Aggressive model, or either of the Income Benefit Investment Options listed above will continue uninterrupted, however, you will not be permitted to increase the percentage of Contract Value that is transferred through your dollar cost averaging program into any of these investments.

6 Effective May 1, 2009, the Balanced Option and the Capital Appreciation Option of the Static Asset Allocation Models will no longer be available to new investors that have selected the L.Inc option.

Custom Portfolio (asset allocation models)

Custom Portfolio Asset Rebalancing Service ("Custom Portfolio") is an asset allocation program that contract owners can choose to build their own customized portfolio of investments, subject to certain limitations.  Each model (listed above) is comprised of different percentages of standardized asset categories designed to different investment goals, risk tolerances, and investment time horizons.  Once the contract owner creates their Custom Portfolio, the contract owner's model remains static; meaning that the percentage allocated to each underlying mutual fund will not change over time, except for quarterly rebalancing.  Contract owners may change the underlying mutual fund allocations within their elected model, percentages within their elected model, and/or may change models and create a new Custom Portfolio within the new model.

Only one Custom Portfolio can be created and in effect at a time and the entire Variable Account Contract Value must be allocated to the model.

For additional information about Custom Portfolios, see "Custom Portfolio Asset Rebalancing Service" later in this prospectus.

Static Asset Allocation Models

A Static Asset Allocation Model is an allocation strategy comprised of two or more underlying mutual funds that together provide a unique allocation mix not available as a single underlying mutual fund.  Contract owners that elect a Static Asset Allocation Model directly own Sub-Account units of the underlying mutual funds that comprise the particular model.  In other words, a Static Asset Allocation Model is not a portfolio of underlying mutual funds with one accumulation/annuity unit value, but rather, direct investment in a certain allocation of Sub-Accounts.  There is no additional charge associated with investing in a Static Asset Allocation Model.

Each of the Static Asset Allocation Models is just that: static.  The allocations or "split" between one or more Sub-Accounts is not monitored and adjusted to reflect changing market conditions.  However, a contract owner's investment in a Static Asset Allocation Model is rebalanced quarterly to ensure that the assets are allocated to the percentages in the same proportion that they were allocated at the time of election.

Only one Static Asset Allocation Model may be elected at any given time.  Additionally, the entire Contract Value must be allocated to the elected model.

With respect to transferring into and out of a Static Asset Allocation Model, the models are treated like an underlying mutual fund and are subject to the "Transfers Prior to Annuitization" provision.  You may request to transfer from one model to another, or transfer from a model to a permitted underlying mutual fund.  Each transfer into or out of a Static Asset Allocation Model is considered one transfer event.

For additional information about the underlying mutual funds that comprise each Static Asset Allocation Model, see "Appendix A: Underlying Mutual Funds."

Removal of Variable Account Charges

For certain optional benefits, a charge is assessed only for a specified period of time.  To remove a Variable Account charge at the end of the specified charge period, Nationwide systematically re-rates the contract.  This re-rating results in lower contract charges, but no change in Contract Value or any other contractual benefit.

Re-rating involves two steps: the adjustment of contract expenses and the adjustment of the number of units in the contract.

The first step, the adjustment of contract expenses, involves removing the charge from the unit value calculation.  For example, on a contract where the only optional benefit elected is the 3% Extra Value Option, the Variable Account value will be calculated using unit values with Variable Account charges of 1.55% for the first 7 Contract Years.  At the end of that period, the contract will be re-rated, and the 0.45% charge associated with the 3% Extra Value Option will be removed.  From that point on, the Variable Account value will be calculated using the unit values with Variable Account charges at 1.10%.  Thus, the 3% Extra Value Option charge is no longer included in the daily Sub-Account valuation for the contract.

The second step of the re-rating process, the adjustment of the number of units in the contract, is necessary in order to keep the re-rating process from altering the Contract Value.  Generally, for any given Sub-Account, the higher the Variable Account charges, the lower the unit value, and vice versa.  For example, Sub-Account X with charges of 1.55% will have a lower unit value than Sub-Account X with charges of 1.10% (higher expenses result in lower unit values).  When, upon re-rating, the unit values used in calculating Variable Account value are dropped from the higher expense level to the lower expense level, the higher unit values will cause an incidental increase in the Contract Value.  In order to avoid this incidental increase, Nationwide adjusts the number of units in the contract down so that the Contract Value after the re-rating is the same as the Contract Value before the re-rating.

Ownership and Interests in the Contract

Contract Owner

Prior to the Annuitization Date, the contract owner has all rights under the contract, unless a joint owner is named.  If a joint owner is named, each joint owner has all rights under the contract.  Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

On the Annuitization Date, the Annuitant becomes the contract owner, unless the contract owner is a Charitable Remainder Trust.  If the contract owner is a Charitable Remainder Trust, the Charitable Remainder Trust continues to be the contract owner after annuitization.

Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the Annuitization Date.  Any change of contract owner automatically revokes any prior contract owner designation.  Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

Joint Owner

Joint owners each own an undivided interest in the contract.

Non-Qualified contract owners can name a joint owner at any time before annuitization.  However, joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners.

Generally, the exercise of any ownership rights under the contract must be in writing and signed by both joint owners.  However, if a written election, signed by both contract owners, authorizing Nationwide to allow the exercise of ownership rights independently by either joint owner is submitted, Nationwide will permit joint owners to act independently.  If such an authorization is submitted, Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner.

If either joint owner dies before the Annuitization Date, the contract continues with the surviving joint owner as the remaining contract owner.

Contingent Owner

The contingent owner succeeds to the rights of a contract owner if a contract owner who is not the Annuitant dies before the Annuitization Date, and there is no surviving joint owner.

If a contract owner who is the Annuitant dies before the Annuitization Date, the contingent owner will not have any rights under the contract, unless such contingent owner is also the beneficiary.

The contract owner may name a contingent owner at any time before the Annuitization Date.

Annuitant

The Annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.  This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for an Annuitant of greater age.

Only Non-Qualified Contract owners may name someone other than himself/herself as the Annuitant.

The contract owner may not name a new Annuitant without Nationwide's consent.

Contingent Annuitant

If the Annuitant dies before the Annuitization Date, the contingent annuitant becomes the Annuitant.  The contingent annuitant must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for a contingent annuitant of greater age.

If a contingent annuitant is named, all provisions of the contract that are based on the Annuitant's death prior to the Annuitization Date will be based on the death of the last survivor of the Annuitant and contingent annuitant.

Co-Annuitant

A co-annuitant, if named, must be the Annuitant's spouse.  The co-annuitant may be named at any time prior to annuitization and will receive the benefit of any spousal protection option elected.

If either co-annuitant dies before the Annuitization Date, the surviving co-annuitant may continue the contract and will receive the benefit of any spousal protection option elected.

Joint Annuitant

The joint annuitant is designated as a second person (in addition to the Annuitant) upon whose continuation of life any annuity payment involving life contingencies depend.  This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for a joint annuitant of greater age.

The contract owner may name a joint annuitant at any time before the Annuitization Date.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who is entitled to the death benefit if the Annuitant dies before the Annuitization Date and there is no joint owner.  The contract owner can name more than one beneficiary.  Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

A contingent beneficiary will succeed to the rights of the beneficiary if no beneficiary is alive when the Annuitant dies.  The contract owner can name more than one contingent beneficiary.  Multiple contingent beneficiaries will share the death benefit equally, unless otherwise specified.

Changes to the Parties to the Contract

Prior to the Annuitization Date (and subject to any existing assignments), the contract owner may request to change the following:

•	contract owner (Non-Qualified Contracts only);

•	joint owner (must be the contract owner's spouse);

•	contingent owner;

•	Annuitant (subject to Nationwide's underwriting and approval);

•	contingent annuitant (subject to Nationwide's underwriting and approval);

•	co-annuitant (must be the Annuitant's spouse);

•	joint annuitant (subject to Nationwide's underwriting and approval);

•	beneficiary; or

•	contingent beneficiary.

The contract owner must submit the request to Nationwide in writing and Nationwide must receive the request at its home office before the Annuitization Date.  No change will be effective unless and until it is received and recorded at Nationwide's home office.  Once Nationwide receives and records the change request, the change will be effective as of the date the written request was signed.  The change will not affect any action taken by Nationwide before the change was recorded.

In addition to the above requirements, any request to change the contract owner must be signed by the existing contract owner and the person designated as the new contract owner.  Nationwide may require a signature guarantee.

If the contract owner is not a natural person and there is a change of the Annuitant, distributions will be made as if the contract owner died at the time of the change, regardless of whether the contract owner named a contingent annuitant.

Nationwide reserves the right to reject any change request that would alter the nature of the risk that Nationwide assumed when it originally issued the contract (see "Purpose of the Contract" earlier in this prospectus).

Operation of the Contract

Minimum Initial and Subsequent Purchase Payments

Contract Type	Minimum Initial Purchase Payment*	Minimum Subsequent Payments**
Charitable Remainder Trust	$5,000	$500
IRA	$3,000	$500
Investment-Only	$3,000	$500
Non-Qualified	$5,000	$500
Roth IRA	$3,000	$500
SEP IRA	$3,000	$500
Simple IRA	$3,000	$500
Tax Sheltered Annuity***	$3,000	$500

* A contract owner will meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first Contract Year.

** For subsequent purchase payments sent via electronic deposit, the minimum subsequent purchase payment is $50. Subsequent purchase payments may not be permitted in all states.

***Only available for contracts issued prior to September 25, 2007 and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

If the contract owner elects the 3% Extra Value Option, amounts credited to the contract in excess of total purchase payments may not be used to meet the minimum initial and subsequent purchase payment requirements.

The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one Annuitant cannot exceed $1,000,000 without Nationwide's prior consent.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.

Nationwide prohibits subsequent purchase payments made after death of the contract owner(s), the Annuitant or co-annuitant. If upon notification of death of the contract owner(s), the Annuitant or co-annuitant, it is determined that death occurred prior to a subsequent purchase payment being made, Nationwide reserves the right to return the purchase payment subject to investment performance.

Guaranteed Term Options

Guaranteed Term Options are separate investment options under the contract.  The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

Purchase Payment Credits

Purchase Payment Credits ("PPCs") are additional credits that Nationwide will apply to a contract when cumulative purchase payments reach certain aggregate levels.

Each time a contract owner submits a purchase payment, Nationwide will perform a calculation to determine if and how many PPCs are payable as a result of that particular deposit.  The formula used to determine the amount of the PPC is as follows:

(Cumulative Purchase Payments x PPC%)
–	PPCs Paid to Date
=	PPCs Payable

Cumulative Purchase Payments = the total of all purchase payments applied to the contract, including the current deposit, minus any surrenders.

PPC% = either 0.0%, 0.5%, or 1.0%, depending on the level of Cumulative Purchase Payments as follows:

If Cumulative Purchase Payments are . . .	Then the PPC% is . . .
$0 - $499,999	0.0% (no PPC is payable)
$500,000 - $999,999	0.5%
$1,000,000 or more	1.0%

PPCs Paid to Date = the total PPCs that Nationwide has already applied to the contract.

PPCs Payable = the PPCs that Nationwide will apply to the contract as a result of the current deposit.

For example, on March 1, Ms. Z makes an initial deposit of $200,000 to her contract.  She does not receive a PPC since her Cumulative Purchase Payments are less than $500,000.

On April 1, Ms. Z applies additional purchase payments of $350,000.  Cumulative Purchase Payments now equal $550,000.  Nationwide will apply PPCs to Ms. Z's contract equal to $2,750, which is (0.5% x $550,000) - $0.

On May 1, Ms. Z takes a surrender of $150,000.  Cumulative Purchase Payments now equal $400,000.

On June 1, Ms. Z applies additional purchase payments of $500,000.  Cumulative Purchase Payments now equal $900,000.  Nationwide will apply PPCs to Ms. Z's contract equal to $1,750, which is ($900,000 x 0.5%) - $2,750.  At this point in time, a total of $4,500 in PPCs have been applied to Ms. Z's contract.

On July 1, Ms. Z applies additional purchase payments of $300,000.  Cumulative Purchase Payments now equal $1,200,000.  Nationwide will apply PPCs to Ms. Z's contract equal to $7,500, which is ($1,200,000 x 1.0%) - $4,500.  At this point in time, a total of $12,000 in PPCs have been applied to Ms. Z's contract.

For purposes of all benefits and taxes under these contracts, PPCs are considered earnings, not purchase payments, and they will be allocated in the same proportion that purchase payments are allocated on the date the PPCs are applied.

If the contract owner cancels the contract pursuant to the contractual free-look provision, Nationwide will recapture all PPCs applied to the contract.  In those states that require the return of purchase payments for IRAs that are surrendered pursuant to the contractual free-look, Nationwide will recapture all PPCs, but under no circumstances will the amount returned to the contract owner be less than the purchase payments made to the contract.  In those states that allow a return of Contract Value, the contract owner will retain any earnings attributable to the PPCs, but all losses attributable to the PPCs will be incurred by Nationwide.

All PPCs are fully vested after the end of the contractual free-look period.

When determining PPCs Nationwide will include the purchase payments in this contract, as well as the purchase payments of any other Nationwide annuity contract issued to an immediate family member made within the 12 months before the purchase of this contract.  Immediate family members include spouses, children, or other family members living within the contract owner's household.  In order to be considered for PPCs, the contract owner must notify Nationwide in writing of all Nationwide annuity contracts owned by the contract owner or immediate family members.

Pricing

Initial purchase payments allocated to Sub-Accounts will be priced at the Accumulation Unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete.  If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it.  If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay.  The purchase payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments allocated to Sub-Accounts will be priced at the next available Accumulation Unit value after the payment is received.  If a subsequent purchase payment is received at Nationwide's home office (along with all necessary information) after the close of the New York Stock Exchange, it will be priced at the Accumulation Unit value determined on the following Valuation Date.

Except on the days listed below and on weekends, purchase payments, transfers and surrenders are priced every day.  Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

•New Year's Day	•Independence Day
•Martin Luther King, Jr. Day	•Labor Day
•Presidents' Day	•Thanksgiving
•Good Friday	•Christmas
•Memorial Day

Nationwide also will not price purchase payments, surrenders or transfers if:

(1)	trading on the New York Stock Exchange is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the Variable Account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.  If Nationwide is closed on days when the New York Stock Exchange is open, Contract Value may change and contract owners will not have access to their accounts.

Allocation of Purchase Payments

Nationwide allocates purchase payments to Sub-Accounts, the Fixed Account and/or Guaranteed Term Options as instructed by the contract owner.  Shares of the underlying mutual funds allocated to the Sub-Accounts are purchased at Net Asset Value and then converted into Accumulation Units.  Nationwide reserves the right to limit or refuse purchase payments allocated to the Fixed Account at its sole discretion.

Contract owners can change future allocations to the Sub-Accounts, Fixed Account or Guaranteed Term Options.  However, no change may be made that would result in an amount less than 1% of the purchase payments being allocated to any Sub-Account.  Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

Determining the Contract Value

The Contract Value is the sum of:

(1)	the value of amounts allocated to the Sub-Accounts of the Variable Account; and

(2)	amounts allocated to the Fixed Account; and

(3)	amounts allocated to a Guaranteed Term Option.

If charges are assessed against the whole Contract Value, Nationwide will deduct a proportionate amount from each Sub-Account, the Fixed Account and any Guaranteed Term Option based on current cash values.

Determining Variable Account Value – Valuing an Accumulation Unit

Sub-Account allocations are accounted for in Accumulation Units.  Accumulation Unit values (for each Sub-Account) are determined by calculating the net investment factor for the underlying mutual funds for the current Valuation Period and multiplying that result with the Accumulation Unit values determined on the previous Valuation Period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a Sub-Account from Valuation Period to Valuation Period.  For each Sub-Account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular Sub-Account invests, including the charges assessed against that Sub-Account for a Valuation Period.

The net investment factor for any particular Sub-Account is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

(a)	is the sum of:

(1)	the Net Asset Value of the underlying mutual fund as of the end of the current Valuation Period; and

(2)	the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period).

(b)	is the Net Asset Value of the underlying mutual fund determined as of the end of the preceding Valuation Period.

(c)
is a factor representing the daily total Variable Account charges, which may include charges for optional benefits elected by the contract owner.  The factor is equal to an annualized rate ranging from 1.10% to 2.55% of the Daily Net Assets of the Variable Account, depending on which optional benefits the contract owner elects.

Based on the change in the net investment factor, the value of an Accumulation Unit may increase or decrease.  Changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of the underlying mutual fund shares because of the deduction of Variable Account charges.

Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Determining Fixed Account Value

Nationwide determines the value of the Fixed Account by:

(1)	adding all amounts allocated to the Fixed Account, minus amounts previously transferred or surrendered;

(2)	adding any interest earned on the amounts allocated to the Fixed Account; and

(3)	subtracting charges deducted in accordance with the contract.

Determining the Guaranteed Term Option Value

Nationwide determines the value of a Guaranteed Term Option by:

(1)	adding all amounts allocated to the Guaranteed Term Options, minus amounts previously transferred or surrendered (including any market value adjustment);

(2)	adding any interest earned on the amounts allocated to the Guaranteed Term Options; and

(3)	subtracting charges deducted in accordance with the contract.

Transfer Requests

Contract owners may submit transfer requests in writing, over the telephone, or via the internet.  Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine.  Nationwide may restrict or withdraw the telephone and/or internet transfer privilege at any time.

Generally, Sub-Account transfers will receive the Accumulation Unit value next computed after the transfer request is received.  However, if a contract that is limited to submitting transfer requests via U.S. mail submits a transfer request via the internet or telephone pursuant to Nationwide's one-day delay policy, the transfer will be executed on the next business day after the exchange request is received by Nationwide (see "Managers of Multiple Contracts").

Transfer Restrictions

Neither the contracts described in this prospectus nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  A contract owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this contract because the frequent movement between or among Sub-Accounts may negatively impact other investors in the contract.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the underlying mutual fund;

•
underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  Nationwide makes no assurances that all risks associated with short-term trading will be completely eliminated by these processes and/or restrictions.

Nationwide cannot guarantee that its attempts to deter active trading strategies will be successful.  If we are unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted.

Redemption Fees

Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the underlying mutual fund.  Redemption fees compensate the underlying mutual fund for any negative impact on fund performance resulting from short-term trading.  For more information on short-term trading fees, please see the "Short-Term Trading Fees" provision.

U.S. Mail Restrictions

Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a contract may appear on these reports if the contract owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period).  For example, if a contract owner executes multiple transfers involving 10 underlying mutual funds in one day, this counts as one transfer event.  A single transfer occurring on a given trading day and involving only 2 underlying mutual funds (or one underlying mutual fund if the transfer is made to or from the Fixed Account or a Guaranteed Term Option) will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the method of communication by which transfer orders will be accepted.

In general, Nationwide will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the contract owner notifying them that:
(1)they have been identified as engaging in harmful trading practices; and
(2)if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the contract owner will be limited to submitting transfer requests via U.S. mail on a Nationwide issued form.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the contract owner to submitting transfer requests via U.S. mail on a Nationwide issued form.

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts

Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple contract owners.  These multi-contract advisers will generally be required by Nationwide to submit all transfer requests via U.S. mail.

Nationwide may, as an administrative practice, implement a "one-day delay" program for these multi-contract advisers, which they can use in addition to or in lieu of submitting transfer requests via U.S. mail.  The one-day delay option permits multi-contract advisers to continue to submit transfer requests via the internet or telephone.  However, transfer requests submitted by multi-contract advisers via the internet or telephone will not receive the next available accumulation unit value.  Rather, they will receive the accumulation unit value that is calculated on the following business day.  Transfer requests submitted under the one-day delay program are irrevocable.  Multi-contract advisers will receive advance notice of being subject to the one-day delay program.

Other Restrictions

Contract owners that are required to submit transfer requests via U.S. mail will be required to use a Nationwide issued form for their transfer request.  Nationwide will refuse transfer requests that either do not use the Nationwide issued form for their transfer request or fail to provide accurate and complete information on their transfer request form.  In the event that a contract owner's transfer request is refused by Nationwide, they will receive notice in writing by U.S. Mail and will be required to resubmit their transfer request on a Nationwide issued form.

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect contract owners, Annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some contract owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.

Any restrictions that Nationwide implements will be applied consistently and uniformly.

Underlying Mutual Fund Restrictions and Prohibitions

Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Nationwide contract owner;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

(3)
instruct Nationwide to restrict or prohibit further purchases or exchanges by contract owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide's policies).

Nationwide is required to provide such transaction information to the underlying mutual funds upon their request.  In addition, Nationwide is required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  Nationwide and any affected contract owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by Nationwide, Nationwide will keep any affected contract owner in their current underlying mutual fund allocation.

Transfers Prior to Annuitization

Transfers from the Fixed Account

A contract owner may request to transfer allocations from the Fixed Account to the Sub-Accounts or a Guaranteed Term Option only upon reaching the end of a Fixed Account interest rate guarantee period.  Fixed Account transfers must be made within 45 days after the end of the interest rate guarantee period.  The Fixed Account interest rate guarantee period is the period of time that the Fixed Account interest rate is guaranteed to remain the same.

Normally, Nationwide will permit 100% of the maturing Fixed Account allocations to be transferred.  However, Nationwide may limit the amount that can be transferred from the Fixed Account.  Nationwide will determine the amount that may be transferred and will declare this amount at the end of the Fixed Account interest rate guarantee period.  The maximum transferable amount will never be less than 10% of the Fixed Account allocation reaching the end of a Fixed Account interest rate guarantee period.

Contract owners who use Dollar Cost Averaging may transfer from the Fixed Account under the terms of that program.

Nationwide reserves the right to limit the number of transfers from the Fixed Account to the Guaranteed Term Options to one per calendar year.

Nationwide is required by state law to reserve the right to postpone the transfer of assets from the Fixed Account for a period of up to 6 months from the date of the transfer request.

If there is Contract Value allocated to the Fixed Account at the time the Capital Preservation Plus Option or the Capital Preservation Plus Lifetime Income Option is elected, the Fixed Account interest rate guarantee period will end and that Contract Value may be transferred according to the terms of the option elected.

Transfers from a Guaranteed Term Option

A contract owner may request to transfer allocations from a Guaranteed Term Option to the Sub-Accounts and/or the Fixed Account at any time.  Transfers from a Guaranteed Term Option prior to maturity are subject to a market value adjustment.

Nationwide reserves the right to limit or refuse transfers to the Fixed Account and to limit the number of transfers out of the Guaranteed Term Options to one per calendar year.

Nationwide is required by state law to reserve the right to postpone the transfer of assets from the Guaranteed Term Options for a period of up to 6 months from the date of the transfer request.

Transfers from the Sub-Accounts

A contract owner may request to transfer allocations from the Sub-Accounts to the Fixed Account or a Guaranteed Term Option at any time, subject to terms and conditions imposed by the contract and the underlying mutual funds.

Nationwide reserves the right to limit or refuse transfers to the Fixed Account and to limit the number of transfers from the Sub-Accounts to the Guaranteed Term Options to one per calendar year.

Transfers Among the Sub-Accounts

A contract owner may request to transfer allocations among the Sub-Accounts at any time, subject to terms and conditions imposed by this prospectus and the underlying mutual funds.

Transfers After Annuitization

After annuitization, the portion of the Contract Value allocated to fixed annuity payments and the portion of the Contract Value allocated to variable annuity payments may not be changed.

After annuitization, transfers among Sub-Accounts may only be made on the anniversary of the Annuitization Date.  Guaranteed Term Options are not available after annuitization.

Right to Examine and Cancel

If the contract owner elects to cancel the contract, he/she may return it to Nationwide's home office within a certain period of time known as the "free look" period.  Depending on the state in which the contract was purchased (and, in some states, if the contract is purchased as a replacement for another annuity contract), the free look period may be 10 days or longer.  For ease of administration, Nationwide will honor any free look cancellation that is received at Nationwide's home office or postmarked within 30 days after the contract issue date.  For contracts issued in the State of California, Nationwide will honor any free look cancellation that is received at Nationwide's home office or postmarked within 35 days after the contract issue date.  The contract issue date is the date the initial purchase payment is applied to the contract.

If the contract owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any applicable federal and state income tax withholding.  Otherwise, Nationwide will return the Contract Value, less any applicable federal and state income tax withholding.

Where state law requires the return of purchase payments upon cancellation of the contract during the free look period, Nationwide will allocate initial purchase payments allocated to Sub-Accounts to the money market Sub-Account during the free look period.  After the free look period, Nationwide will reallocate the Contract Value among the Sub-Accounts based on the instructions contained on the application.  Where state law requires the return of Contract Value upon cancellation of the contract during the free look period, Nationwide will immediately allocate initial purchase payments to the investment options based on the instructions contained on the application.

Liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation.  Any additional amounts refunded to the contract owner will be paid by Nationwide.

Please see "Extra Value Options" for a description of the recapture of the amount credited under an Extra Value Option in the event the right to free look the contract is exercised.

Surrender (Redemption) Prior to Annuitization

Prior to annuitization and before the Annuitant's death, contract owners may generally surrender some or all of their Contract Value.  Surrenders from the contract may be subject to federal income tax and/or a tax penalty.  See "Federal Income Taxes" in "Appendix C: Contract Types and Tax Information."  Surrender requests must be in writing and Nationwide may require additional information.  When taking a full surrender, the contract must accompany the written request.  Nationwide may require a signature guarantee.

If the 3% Extra Value Option has been elected, and the amount withdrawn is subject to a CDSC, then for the first 7 Contract Years only, Nationwide will recapture a portion of the amount credited under the Extra Value Option.  No recapture will take place after the 7th Contract Year.

Nationwide will pay any amounts surrendered from the Sub-Accounts within 7 days.  However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer (see "Pricing").

Nationwide is required by state law to reserve the right to postpone payment of assets in the Fixed Account and Guaranteed Term Options for a period of up to 6 months from the date of the surrender request.

Partial Surrenders (Partial Redemptions)

If a contract owner requests a partial surrender, Nationwide will surrender Accumulation Units from the Sub-Accounts and an amount from the Fixed Account and the Guaranteed Term Options.  The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

Partial surrenders are subject to the CDSC provisions of the contract.  If a CDSC is assessed, the contract owner may elect to have the CDSC deducted from either:

(a)	the amount requested; or

(b)	the Contract Value remaining after the contract owner has received the amount requested.

If the contract owner does not make a specific election, any applicable CDSC will be deducted from the amount requested by the contract owner.

The CDSC deducted is a percentage of the amount requested by the contract owner.  Amounts deducted for CDSC are not subject to subsequent CDSC.

Partial Surrenders to Pay Investment Advisory Fees

Some contract owners utilize an investment adviser(s) to manage their assets, for which the investment adviser assesses a fee.  Investment advisers are not endorsed or affiliated with Nationwide and Nationwide makes no representation as to their qualifications.  The fees for these investment advisory services are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus.  Some contract owners authorize their investment adviser to take a partial surrender(s) from the contract in order to collect investment advisory fees.  Surrenders taken from this contract to pay advisory or investment management fees are subject to the CDSC provisions of the contract and may be subject to income tax and/or tax penalties.

Full Surrenders (Full Redemptions)

Upon full surrender, the Contract Value may be more or less than the total of all purchase payments made to the contract.  The Contract Value will reflect:

•	Variable Account charges;

•	underlying mutual fund charges;

•
a $30 Contract Maintenance Charge (this charge will be waived upon full surrender if the Contract Value is equal to or greater than $50,000 at the time of the full surrender or on any contract anniversary prior to the full surrender);

•	the investment performance of the underlying mutual funds;

•	any outstanding loan balance plus accrued interest;

•	any recapture of extra value credit;

•	amounts allocated to the Fixed Account and any interest credited;

•	amounts allocated to the Guaranteed Term Options, plus or minus any market value adjustment; and

•	Purchase Payment Credits (if applicable).

Full surrenders are subject to the CDSC provisions of the contract, where permitted by state law.  The CDSC-free withdrawal privilege does not apply to full surrenders of the contract.  For purposes of the CDSC free withdrawal privilege, a full surrender is:

•	multiple surrenders taken within a Contract Year that deplete the entire Contract Value; or

•	any single net surrender of 90% or more of the Contract Value.

Surrender (Redemption) After Annuitization

After the Annuitization Date, surrenders other than regularly scheduled annuity payments are not permitted.

Surrenders Under Certain Plan Types

Surrenders Under a Tax Sheltered Annuity

Contract owners of a Tax Sheltered Annuity may surrender part or all of their Contract Value before Annuitant's death, except as provided below:

(A)
Contract Value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a custodial account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

(1)	when the contract owner reaches age 59½, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)); or

(2)
in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may not include any income earned on salary reduction contributions.

(B)	The surrender limitations described in Section A also apply to:

(1)	salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

(2)	earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

(3)	all amounts transferred from 403(b)(7) custodial accounts (except that earnings and employer contributions as of December 31, 1988 in such custodial accounts may be withdrawn in the case of hardship).

(C)
Any distribution other than the above, including a ten day free-look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free-look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the contract owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions.  These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan

Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan.

The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:

•	the participant dies;

•	the participant retires;

•	the participant terminates employment due to total disability; or

•	the participant that works in a Texas public institution of higher education terminates employment.

A participant under a contract issued under the Louisiana Optional Retirement Plan may only take distributions from the contract upon retirement or termination of employment.  All retirement benefits under this type of plan must be paid as lifetime income; lump sum cash payments are not permitted, except for death benefits.

Due to the restrictions described above, a participant under either of these plans will not be able to withdraw cash values from the contract unless one of the applicable conditions is met.  However, Contract Value may be transferred to other carriers, subject to any sales charges.

Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940.  Nationwide issues this contract to participants in the Louisiana Optional Retirement Plan in reliance upon and in compliance with an exemptive order that Nationwide received from the SEC on August 22, 1990.

Loan Privilege

The loan privilege is only available to contract owners of Tax Sheltered Annuities.  Contract owners of Tax Sheltered Annuities may take loans from the Contract Value beginning 30 days after the contract is issued up to the Annuitization Date.  Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code.  Nationwide may modify the terms of a loan to comply with changes in applicable law.

Minimum and Maximum Loan Amounts

Contract owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount.  Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum non-taxable loan amount based on information provided by the participant or the employer.  Loans may be taxable if a participant has additional loans from other plans.

The total of all outstanding loans must not exceed the following limits:

Contract Values	Maximum Outstanding Loan Balance Allowed
Up to $20,000	up to 80% of Contract Value (not more than $10,000)
$20,000 and over	up to 50% of Contract Value (not more than $50,000*)

*The $50,000 limit will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the Contract Value.

Maximum Loan Processing Fee

Nationwide may charge a loan processing fee at the time each new loan is processed.  The loan processing fee, if assessed, will not exceed $25 per loan processed.  This fee compensates Nationwide for expenses related to administering and processing loans.  Loans are not available in all states.  In addition, some states may not allow Nationwide to assess a loan processing fee.

The fee is taken from the Sub-Accounts, Fixed Account, and Guaranteed Term Options in proportion to the Contract Value at the time the loan is processed.

How Loan Requests are Processed

All loans are made from the collateral fixed account.  Nationwide transfers Accumulation Units in proportion to the assets in each Sub-Account to the collateral fixed account until the requested amount is reached.

If there are not enough Accumulation Units available in the contract to reach the requested loan amount, Nationwide next transfers Contract Value from the Fixed Account.  Contract Value transferred from the Fixed Account to meet the requested loan amount is not subject to the Fixed Account transfer limitations otherwise applicable under the contract.

Any remaining required collateral will be transferred from the Guaranteed Term Options.  Transfers from the Guaranteed Term Options may be subject to a market value adjustment.

No CDSC will be deducted on transfers related to loan processing.

Loan Interest

The outstanding loan balance in the collateral fixed account is credited with interest until the loan is repaid in full.  The credited interest rate will be 2.25% less than the loan interest rate fixed by Nationwide.  The credited interest rate is guaranteed never to fall below the minimum interest rate required by applicable state law.

Specific loan terms are disclosed at the time of loan application or issuance.

Loan Repayment

Loans must be repaid in five years.  However, if the loan is used to purchase the contract owner's principal residence, the contract owner has 15 years to repay the loan.

Contract owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan.  Loan repayments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement.  Repayments are allocated to the Sub-Accounts in accordance with the contract, unless Nationwide and the contract owner have agreed to amend the contract at a later date on a case by case basis.

Loan repayments to the Guaranteed Term Options must be at least $1,000.  If the proportional share of the repayment to the Guaranteed Term Options is less than $1,000, that portion of the repayment will be allocated to the money market Sub-Account unless the contract owner directs otherwise and will be subject to any Variable Account charges applicable under the contract.

Distributions and Annuity Payments

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

•	the contract owner takes a full surrender of the contract;

•	the contract owner/Annuitant dies;

•	the contract owner who is not the Annuitant dies prior to annuitization; or

•	the contract owner annuitizes the contract.

Transferring the Contract

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

Grace Period and Loan Default

If a loan payment is not made when due, interest will continue to accrue.  A grace period may be available (please refer to the terms of the loan agreement).  If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower.  This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan.  Defaulted amounts, plus interest, are deducted from the Contract Value when the participant is eligible for a distribution of at least that amount.  Additional loans are not available while a previous loan is in default.

Assignment

Contract rights are personal to the contract owner and may not be assigned without Nationwide's written consent.  Nationwide reserves the right to refuse to recognize assignments that alter the nature of the risks that Nationwide assumed when it originally issued the contract.

A Non-Qualified Contract owner may assign some or all rights under the contract.  An assignment must occur before annuitization while the Annuitant is alive.  Once proper notice of assignment is recorded by Nationwide's home office, the assignment will become effective.

Investment-Only Contracts, IRAs, Roth IRAs, SEP IRAs, Simple IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

Nationwide is not responsible for the validity or tax consequences of any assignment.  Nationwide is not liable for any payment or settlement made before the assignment is recorded.  Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned.  Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the Contract Value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

Contract Owner Services

Asset Rebalancing

Asset Rebalancing is the automatic reallocation of Contract Value to the Sub-Accounts on a predetermined percentage basis.  Asset Rebalancing is not available for assets held in the Fixed Account or the Guaranteed Term Options.  Requests for Asset Rebalancing must be on a Nationwide form.  Once Asset Rebalancing is elected, it will only be terminated upon specific instruction from the contract owner; manual transfers will not automatically terminate the program.

Asset Rebalancing occurs every three months or on another frequency if permitted by Nationwide.  If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, Asset Rebalancing will occur on the next business day.  Each Asset Rebalancing reallocation is considered a transfer event.

Asset Rebalancing may be subject to employer limitations or restrictions for contracts issued to a Tax Sheltered Annuity plan.  Contract owners should consult a financial adviser to discuss the use of Asset Rebalancing.

Nationwide reserves the right to stop establishing new Asset Rebalancing programs.

Dollar Cost Averaging

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time.  It involves the automatic transfer of a specified amount from the Fixed Account and/or certain Sub-Accounts into other Sub-Accounts.  Nationwide does not guarantee that this program will result in profit or protect contract owners from loss.

Contract owners direct Nationwide to automatically transfer specified amounts from the Fixed Account and the:

Federated Insurance Series
•	Federated Quality Bond Fund II: Service Shares (only available in contracts for which good order applications were received before May 1, 2008)

Fidelity Variable Insurance Products Fund
•	VIP Investment Grade Bond Portfolio: Service
Class 2

Nationwide Variable Insurance Trust ("NVIT")
•	NVIT Government Bond Fund: Class I
•	NVIT Investor Destinations Funds
➢	NVIT Investor Destinations Conservative Fund: Class II
•	NVIT Money Market Fund: Class I

Neuberger Berman Advisers Management Trust
•	AMT Short Duration Bond Portfolio: I Class

to any other underlying mutual fund(s).  Dollar Cost Averaging transfers may not be directed to the Fixed Account or Guaranteed Term Options.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Dollar Cost Averaging transfers are not considered transfer events.  Nationwide will process transfers until either the value in the originating investment option is exhausted, or the contract owner instructs Nationwide to stop the transfers.

Transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value at the time the program is requested.  Contract owners that wish to utilize Dollar Cost Averaging from the Fixed Account should first inquire whether any Enhanced Fixed Account Dollar Cost Averaging programs are available.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs.

Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account for a period of up to 6 months from the date of the transfer request.

Enhanced Fixed Account Dollar Cost Averaging

Nationwide may, periodically, offer Enhanced Fixed Account Dollar Cost Averaging programs.  Only new purchase payments to the contract are eligible for Enhanced Fixed Account Dollar Cost Averaging.

Enhanced Fixed Account Dollar Cost Averaging involves the automatic transfer of a specific amount from the enhanced Fixed Account into other Sub-Accounts.  Enhanced Fixed Account Dollar Cost Averaging transfers may not be directed to the Fixed Account or the Guaranteed Term Options.  Amounts allocated to the enhanced Fixed Account earn a higher rate of interest than assets allocated in the standard Fixed Account.  Each enhanced interest rate is guaranteed for as long as the corresponding program is in effect.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Enhanced Fixed Account Dollar Cost Averaging transfers are not considered transfer events.  Nationwide will process transfers until either amounts allocated to the enhanced Fixed Account are exhausted or the contract owner instructs Nationwide to stop the transfers.  For Enhanced Fixed Account Dollar Cost Averaging, when a contract owner instructs Nationwide to stop the transfers, Nationwide will automatically transfer any amount remaining in the enhanced Fixed Account according to future investment allocation instructions.

Nationwide reserves the right to stop establishing new Enhanced Fixed Account Dollar Cost Averaging programs.

Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account, including an enhanced Fixed Account, for a period of up to 6 months from the date of the transfer request.

Dollar Cost Averaging for Living Benefits

Nationwide may periodically offer Dollar Cost Averaging programs with the Enhanced Capital Preservation Plus Lifetime Income Option and the Lifetime Income Options referred to as "Dollar Cost Averaging for Living Benefits."  Dollar Cost Averaging for Living Benefits involves the automatic transfer of a specific amount from the standard or enhanced Fixed Account into other Sub-Accounts.  With this service, the contract owner benefits from the ability to invest in the Sub-Accounts over a period of time, thereby smoothing out the effects of market volatility.

Only new purchase payments to the contract are eligible for Dollar Cost Averaging for Living Benefits.  Nationwide reserves the right to require a minimum balance to establish this program.

The investment options available for the Enhanced Capital Preservation Plus Lifetime Income Option and the Lifetime Income Options are the only investment options available for use in the Dollar Cost Averaging for Living Benefits.  Dollar Cost Averaging for Living Benefits transfers may not be directed to the Fixed Account, Guaranteed Term Options, or to any investment option that is unavailable with the respective living benefit option.  Please refer to the "Income Benefits Investment Chart" earlier in this prospectus for the investment options available for these living benefits. The dollar cost averaging rate within this program may vary depending on the benefit elected.

Dollar Cost Averaging for Living Benefits transfers are not considered transfer events.  Nationwide will process transfers until amounts allocated to the standard or enhanced Fixed Account are exhausted.

Once a Dollar Cost Averaging for Living Benefits program has begun, no transfers among or between Sub-Accounts is permitted until the Dollar Cost Averaging for Living Benefits program is completed or terminated.  The interest rate credited on amounts applied to the Fixed Account as part of Dollar Cost Averaging for Living Benefits programs may vary depending on the optional benefit elected.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging for Living Benefits programs.

Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account, including an enhanced Fixed Account, for a period of up to 6 months from the date of the transfer request.

Fixed Account Interest Out Dollar Cost Averaging

Nationwide may, periodically, offer Fixed Account Interest Out Dollar Cost Averaging programs.  Fixed Account Interest Out Dollar Cost Averaging involves the automatic transfer of the interest earned on Fixed Account allocations into any other Sub-Accounts.  Fixed Account Interest Out Dollar Cost Averaging transfers may not be directed to the Fixed Account or the Guaranteed Term Options.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Fixed Account Interest Out Dollar Cost Averaging transfers are not considered transfer events.  Nationwide will continue to process transfers until the contract owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Fixed Account Interest Out Dollar Cost Averaging programs.

Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account for a period of up to 6 months from the date of the transfer request.

Systematic Withdrawals

Systematic Withdrawals allow contract owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis.  Requests for Systematic Withdrawals and requests to discontinue Systematic Withdrawals must be in writing.

The withdrawals will be taken from the Sub-Accounts and the Fixed Account proportionately unless Nationwide is instructed otherwise.  Systematic Withdrawals are not available from the Guaranteed Term Options.

Nationwide will withhold federal income taxes from Systematic Withdrawals unless otherwise instructed by the contract owner.  The Internal Revenue Service may impose a 10% penalty tax if the contract owner is under age 59½ unless the contract owner has made an irrevocable election of distributions of substantially equal payments.

A CDSC may apply to amounts taken through systematic withdrawals.  If the contract owner takes Systematic Withdrawals, the maximum amount that can be withdrawn annually without a CDSC is the greatest of:

(1)	10% of the net difference of purchase payments that are subject to CDSC minus purchase payments surrendered that were subject to CDSC;

(2)	an amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code; or

(3)	a percentage of the Contract Value based on the contract owner's age, as shown in the table below:

Contract Owner's Age	Percentage of Contract Value
Under age 59½	5%
Age 59½ through age 61	7%
Age 62 through age 64	8%
Age 65 through age 74	10%
Age 75 and over	13%

The contract owner's age is determined as of the date the request for Systematic Withdrawals is recorded by Nationwide's home office.  For joint owners, the older joint owner's age will be used.

If total amounts withdrawn in any Contract Year exceed the CDSC-free amount described above, those amounts will only be eligible for the CDSC-free withdrawal privilege described in the CDSC provision.  The total amount of CDSC for that Contract Year will be determined in accordance with that provision.

The CDSC-free withdrawal privilege for Systematic Withdrawals is non-cumulative.  Free amounts not taken during any Contract Year cannot be taken as free amounts in a subsequent Contract Year.

Nationwide reserves the right to stop establishing new Systematic Withdrawal programs.  Systematic Withdrawals are not available before the end of the ten-day free-look period.

Nationwide Allocation Architect

Prior to annuitization, Nationwide may make available for use by contract owners the Nationwide Allocation Architect, an asset allocation service that enables contract owners to have their Variable Account allocations invested according to an investment model.  Nationwide Allocation Architect is not available for contracts issued on or after May 1, 2008, or for contracts issued before May 1, 2008 that were not participating in Nationwide Allocation Architect as of May 1, 2008.  For contracts that were participating in Nationwide Allocation Architect as of May 1, 2008, Nationwide Allocation Architect will continue to be available until the contract owner terminates participation.  Once participation in Nationwide Allocation Architect is terminated, the contract owner cannot re-elect Nationwide Allocation Architect.

The investment models in Nationwide Allocation Architect diversify among asset classes to achieve specific investment goals and are based on different profiles of an investor's willingness to accept investment risk.  Participants in the program may elect one of seven available models:

•	Conservative
•	Moderately Conservative
•	Balanced
•	Moderate
•	Capital Appreciation
•	Moderately Aggressive; or
•	Aggressive.

Each model is comprised of Sub-Accounts of underlying funds that are currently available as investment options in this contract.  Certain Sub-Accounts that are not available in other Nationwide products that offer Nationwide Allocation Architect are not considered for inclusion in the models.  In addition, Sub-Accounts that are no longer available to all contract owners (as indicated in "Appendix A: Underlying Mutual Funds") are not considered for inclusion in the models.  The Sub-Accounts within each model and their weightings are selected according to each model's risk tolerance and investment goal.  More information about Nationwide Allocation Architect and the models is available in the brochure ("Form ADV Brochure") for the program.

Nationwide Investment Advisors, LLC ("NIA") as Investment Adviser

For those contract owners who elect Nationwide Allocation Architect, NIA will serve as investment adviser to each participating contract owner for the sole purposes of developing and maintaining the models.  Currently, NIA has retained an independent third-party analytical firm to develop and maintain the models on its behalf.  NIA reserves the right to change the third-party firm (where permitted by law) upon 30 days' written notice to contract owners.  To participate in Nationwide Allocation Architect, contract owners will grant NIA limited discretionary authority to allocate and rebalance their Variable Account assets in accordance with the model they selected.  Contract owners may terminate this limited discretionary investment authority and participation in the service upon proper written notice to Nationwide and NIA.  Contract owners will receive a copy of NIA's Form ADV Brochure at the time of application or prior to electing the service.  The Form ADV Brochure contains more information about NIA's role as investment adviser and the independent third-party analytical firm it relies upon when providing these services to contract owners.

Evaluating and Updating the Models

At least twice each calendar year, NIA will evaluate the models to assess whether the combination and allocation percentages of the Sub-Accounts within each model optimizes the return potential for that model, given its particular level of risk tolerance.  If necessary, the models will be updated on or about the second Friday in January and July of each year.  NIA may evaluate and update the models more frequently at its sole discretion.

Updating the models could entail adding or removing one or more Sub-Accounts from a model, or changing the allocation percentages among existing Sub-Accounts.  Currently, NIA updates the models based on information received from an independent third-party analytical firm.  NIA takes sole responsibility for monitoring and updating the models.

Nationwide will send contract owners written notice of model updates approximately 30 days before the model changes are to be implemented.  Contract owners should review these notices carefully.  If the contract owner is comfortable with the model changes, the contract owner need not take any action.  If the contract owner is not comfortable with the model changes, the contract owner may switch to a different model or terminate their participation in the service.  A contract owner who terminates their participation in the service cannot re-elect it.

On or about the second Friday in January and July of each year (or any other day that NIA updates the models), Nationwide will reallocate the Variable Account contract values of contracts participating in the service based on the updated model allocation information received from NIA.  The reallocation will rebalance the Variable Account contract allocations to the updated model allocations.  If the scheduled date for the reallocation is a recognized holiday or any day that the New York Stock Exchange is closed, the reallocation will occur on the next business day.  Each reallocation is considered a transfer event.  However, the automatic reallocation transfers within Nationwide Allocation Architect are not subject to Short-Term Trading Fees.

Quarterly Rebalancing

In addition to reallocating the Variable Account contract value when the models change, Nationwide will also reallocate the Variable Account contract value on or about the second Friday in January, April, July, and October of each year, referred to as quarterly rebalancing.  If the scheduled date for a rebalance is a recognized holiday or any day that the New York Stock Exchange is closed, the quarterly rebalancing will occur on the next business day.  Each quarterly rebalancing is considered a transfer event.  However, quarterly rebalancing transfers within Nationwide Allocation Architect are not subject to Short-Term Trading Fees.

Election of the Nationwide Allocation Architect

When selecting a model, please consult a qualified financial adviser to determine the most appropriate model based on the contract owner's particular financial needs, time horizon, and willingness to accept investment risk.  The qualified financial adviser may use tools to make this determination that are either independently acquired or provided by Nationwide.  However, neither Nationwide nor NIA is responsible for determining the appropriateness of the model contract owners select.  Contract owners are responsible for notifying their financial adviser of any changes to their financial situation or risk profile.  Contract owners should periodically review with their financial adviser their financial situation and risk profile to evaluate the appropriateness of their selected model.

Operation of the Contract While Nationwide Allocation Architect is in Effect

While Nationwide Allocation Architect is in effect, contract owners will not be permitted to transfer Contract Value among the Sub-Accounts or out of the Sub-Accounts (to the Fixed Account or a GTO) without first terminating their participation in the service.  Contract owners may transfer maturing Fixed Account contract value into the Variable Account (and thus, the selected model) only at the end of the guarantee term.  Any subsequent payments submitted that are to be allocated to the Sub-Accounts will also be allocated according to the currently selected model.  Any surrenders taken from the contract while Nationwide Allocation Architect is in effect will be taken proportionally from all investments in the contract.  Any charges assessed to the contract will be taken proportionally from all investments in the contract.  A contract owner participating in Nationwide Allocation Architect may not participate in Asset Rebalancing or Dollar Cost Averaging.

Changing Models

Contract owners participating in Nationwide Allocation Architect may elect to change models at any time.  An election to change models must be communicated to Nationwide in writing or over the telephone to Nationwide's service center.  An election to change models, received in good order by Nationwide, will be immediately implemented and will not be subject to Short-Term Trading Fees.

Nationwide reserves the right to limit the number of times a contract owner can change models each year.

Terminating Participation in Nationwide Allocation Architect

Once participation in the service has begun, it may only be terminated upon the specific written request of the contract owner.  Once a contract owner's participation in the service is terminated, the Contract Value will remain invested as it was on the last day of participation in the program unless and until Nationwide is instructed otherwise.  Additionally, please be aware that the terms of the "Transfer Restrictions" provision apply.

Nationwide reserves the right to terminate the availability of this service at any time.

Risks Associated with Nationwide Allocation Architect

The models are designed to optimize returns based on different risk tolerances.  However, the models may not perform as intended and neither Nationwide nor NIA guarantees that participation in Nationwide Allocation Architect will result in a profit or protect against a loss.  A contract owner's Contract Value could be better or worse by participating in Nationwide Allocation Architect than if the contract owner had not participated.  A model may perform better or worse than any single Sub-Account or asset class or other combinations of Sub-Accounts and asset classes.

NIA may be subject to competing interests related to the selection of Sub-Accounts in the models.  Specifically, some of the Sub-Accounts offered in Nationwide Allocation Architect correspond to underlying mutual funds managed by a NIA-affiliated company and some underlying mutual funds may pay more revenue to Nationwide than others.  The independent third-party analytical firm provides the models, selects the Sub-Accounts to be used to populate the models (within the universe of Sub-Accounts available in the contract determined by Nationwide and described previously) and provides changes to the models' asset allocation or Sub-Account selection.  NIA believes that its reliance on the recommendations of a third-party analytical firm to develop, maintain, and update the models reduces or eliminates the potential for NIA to be influenced by these competing interests, but there can be no assurance of this.

Custom Portfolio Asset Rebalancing Service

For contract owners that have elected the CPP, CPPLI or a Lifetime Income Option, Nationwide makes available the Custom Portfolio Asset Rebalancing Service ("Custom Portfolio") at no extra charge.  (Note: As of May 1, 2010 Custom Portfolio Asset Rebalancing is available for contracts with Enhanced CPP Programs.  Prior to May 1, 2010 contracts with Enhanced CPP programs were excluded.)  Custom Portfolio is an asset allocation program that contract owners can use to build their own customized portfolio of investments, subject to certain limitations.  Asset allocation is the process of investing in different asset classes (such as equity funds, fixed income funds, and money market funds) and may reduce the risk and volatility of investing.  There are no guarantees that Custom Portfolio will result a profit or protect against loss in a declining market.

Custom Portfolio offers seven asset allocation models.  Each model is comprised of different percentages of standardized asset categories designed to meet different investment goals, risk tolerances, and investment time horizons.  The contract owner selects their model, and then selects the specific underlying mutual funds (also classified according to standardized asset categories) and investment percentages within the model's parameters, enabling the contract owner to create their own unique "Custom Portfolio."  Only one "Custom Portfolio" may be created and in effect at a time and the entire Variable Account contract value must participate in the model.

Note: Contract owners should consult with a qualified investment adviser regarding the use of Custom Portfolio and to determine which model is appropriate for them.

Once the contract owner creates their "Custom Portfolio," that contract owner's model is static.  This means that the percentage allocated to each underlying mutual fund will not change over time, except for quarterly rebalancing, as described below.  Note: allocation percentages within a particular model may subsequently change, but any such changes will not apply to existing model participants; the changes will only apply to participants that elect the model after the change implementation date.

To participate in Custom Portfolio, eligible contract owners must submit the proper administrative form to Nationwide's home office.  While Custom Portfolio is elected, contract owners cannot participate in Asset Rebalancing.

Asset Allocation Models available with Custom Portfolio

The following models are available with Custom Portfolio:

Conservative:  Designed for contract owners that are willing to accept very little risk but still want to see a small amount of growth.

Moderately Conservative:  Designed for contract owners that are willing to accept some market volatility in exchange for greater potential income and growth.

Balanced:  Designed for contract owners that are willing to accept some market volatility in exchange for potential long-term returns.

Moderate:  Designed for contract owners that are willing to accept some short-term price fluctuations in exchange for potential long-term returns.

Capital Appreciation:  Designed for contract owners that are willing to accept more short-term price fluctuations in exchange for potential long-term returns.

Moderately Aggressive1:  Designed for contract owners willing to accept sharp, short-term price fluctuations in exchange for potential long-term returns.

Aggressive:  Designed for contract owners that are willing to accept more sharp, short-term price fluctuations in exchange for potential higher long-term returns.  This model is only available for contracts that elected the CPP or CPPLI Options.

The specific underlying mutual funds available to comprise the equity and fixed income components of the models are contained in the election form, which is provided to contract owners at the time Custom Portfolio is elected.  At that time, contract owners elect their model and the specific underlying mutual funds and percentages that will comprise their "Custom Portfolio."

Quarterly Rebalancing

At the end of each calendar quarter, Nationwide will reallocate the Variable Account contract value so that the percentages allocated to each underlying mutual fund match the most recently provided percentages provided by the contract owner.  If the end of a calendar quarter is a Saturday, Sunday, recognized holiday, or any other day that the New York Stock Exchange is closed, the quarterly rebalancing will occur on the next business day.  Rebalancing will be priced using the unit value determined on the last Valuation Date of the calendar quarter.  Each quarterly rebalancing is considered a transfer event.

However, quarterly rebalancing transfers within your Custom Portfolio are not subject to Short-Term Trading Fees.

Changing Models or Underlying Mutual Fund Allocations

Contract owners who have elected a Lifetime Income Option may change the underlying mutual fund allocations or percentages within their elected model or may change models and create a new "Custom Portfolio" within that new model.  Contract owners who have elected the CPP Lifetime Income Option and the CPP Option are not permitted to change models but can change the underlying mutual fund allocations or percentages within their elected model.  To implement one of these changes, contract owners must submit new allocation instructions to Nationwide's home office in writing on Nationwide's administrative form.  Any model and percentage changes will be subject to Short-Term Trading Fees and will count as a transfer event, as described in the "Transfer Restrictions" provision.

Nationwide reserves the right to limit the number of model changes a contract owner can make each year.

Terminating Participation in Custom Portfolio

Contract owners can terminate participation in Custom Portfolio by submitting a written request to Nationwide's home office.  In order for the termination to be effective, the termination request must contain valid reallocation instructions that are in accordance with the terms and conditions of the CPP Lifetime Income Option or Lifetime Income Option, as applicable.  Termination is effective on the date the termination request is received at Nationwide's home office in good order.

Death Benefits

Death of Contract Owner

If a contract owner (including a joint owner) who is not the Annuitant dies before the Annuitization Date, no death benefit is payable and the surviving joint owner becomes the contract owner.

If no joint owner is named, the contingent owner becomes the contract owner.

If no contingent owner is named, the beneficiary becomes the contract owner.

If no beneficiary survives the contract owner, the last surviving contract owner's estate becomes the contract owner.

Distributions will be made pursuant to the "Required Distributions for Non-Qualified Contracts" in "Appendix C: Contract Types and Tax Information."

Death of Annuitant

If the Annuitant who is not a contract owner dies before the Annuitization Date, the contingent annuitant becomes the Annuitant and no death benefit is payable.  If no contingent annuitant is named, a death benefit is payable to the beneficiary.  Multiple beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries survive the Annuitant, the contingent beneficiary receives the death benefit.  Multiple contingent beneficiaries will share the death benefit equally unless otherwise specified.

1 On or after March 2, 2009, this model will no longer be available to new investors that have selected the L.Inc option.  If you invested in this model as part of the L.Inc option, prior to March 2, 2009, you are permitted to make subsequent purchase payments as long as you remain invested in this model as part of the L.Inc option.  If you remove all Contract Value from this model as part of the L.Inc option on or after March 2, 2009, you will not be permitted to subsequently transfer Contract Value back into this model.

In addition, the Moderately Aggressive model will also no longer be available for any dollar cost averaging program established on or after March 2, 2009.  Any dollar cost averaging program established prior to March 2, 2009 that includes the Moderately Aggressive model will continue uninterrupted, however, you will not be permitted to increase the percentage of Contract Value that is transferred through your dollar cost averaging program into this investment.

If no beneficiaries or contingent beneficiaries survive the Annuitant, the contract owner or the last surviving contract owner's estate will receive the death benefit.

If the contract owner is a Charitable Remainder Trust and the Annuitant dies before the Annuitization Date, the death benefit will accrue to the Charitable Remainder Trust.  Any designation in conflict with the Charitable Remainder Trust's right to the death benefit will be void.

If the Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death of Contract Owner/Annuitant

If a contract owner (including a joint owner) who is also the Annuitant dies before the Annuitization Date, a death benefit is payable to the surviving joint owner.

If there is no surviving joint owner, the death benefit is payable to the beneficiary.  Multiple beneficiaries will share the death benefit equally unless otherwise specified.

If no beneficiaries survive the contract owner/Annuitant, the contingent beneficiary receives the death benefit.  Multiple contingent beneficiaries will share the death benefit equally unless otherwise specified.

If no contingent beneficiaries survive the contract owner/Annuitant, the last surviving contract owner's estate will receive the death benefit.

If the contract owner/Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death Benefit Payment

The recipient of the death benefit may elect to receive the death benefit:

(1)	in a lump sum;

(2)	as an annuity (please see the "Annuity Payment Options" section for additional information); or

(3)	in any other manner permitted by law and approved by Nationwide.

Nationwide will pay (or will begin to pay) the death benefit upon receiving proof of death and the instructions as to the payment of the death benefit.  If the recipient of the death benefit does not elect the form in which to receive the death benefit payment, Nationwide will pay the death benefit in a lump sum.  Contract Value will continue to be allocated according to the most recent allocation instructions until the death benefit is paid.

If the contract has multiple beneficiaries entitled to receive a portion of the death benefit, the Contract Value will continue to be allocated according to the most recent allocation instructions until the first beneficiary provides Nationwide with instructions for payment of death benefit proceeds.  After the first beneficiary provides these instructions, the variable portion of the Contract Value for all beneficiaries will be allocated to the available money market Sub-Account until instructions are received from the beneficiary(ies) to allocate their Contract Value in another manner.  Any Contract Value allocated to the Fixed Account or GTO will remain invested and will not be allocated to the available money market Sub-Account.

Death Benefit Calculations

An applicant may elect either the standard death benefit or an available death benefit option under the contract for an additional charge.  If no election is made at the time of application, the death benefit will be the standard death benefit.

The value of each component of the applicable death benefit calculation will be determined as of the date of the Annuitant's death, except for the Contract Value component, which will be determined as of the date described in the applicable death benefit calculation.

Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.  See the "Operation of the Contract" section for additional information.

Nationwide reserves the right to refuse purchase payments in excess of $1,000,000 (see "Synopsis of the Contracts"). If you do not submit purchase payments in excess of $1,000,000, or if Nationwide has refused to accept purchase payments in excess of $1,000,000, the references in this provision to purchase payments in excess of $1,000,000 will not apply to your contract.

Standard Death Benefit

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the standard death benefit will be the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any 5 year contract anniversary before the Annuitant's 86th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that 5 year contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the death benefit will be the greater of (1) or (2) above.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, the standard death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

A = the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any 5 year contract anniversary before the Annuitant's 86th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that 5 year contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

B = (1)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(2)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

The practical effect of this formula is that the beneficiary recovers a lesser percentage of purchase payments in excess of $3,000,000 than for purchase payments up to $3,000,000.  In no event will the beneficiary receive less than the Contract Value.

One-Year Enhanced Death Benefit II Option

For an additional charge at an annualized rate of 0.15% of the Daily Net Assets of the Variable Account, an applicant can elect the One-Year Enhanced Death Benefit II Option at the time of application.  This One-Year Enhanced Death Benefit II Option is only available beginning September 1, 2004 (or a later date if state law requires) for contracts with Annuitants age 80 or younger at the time of application.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any contract anniversary prior to the Annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the death benefit will be the greater of (1) or (2) above.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

A = the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any contract anniversary prior to the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

B = (1)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(2)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

The practical effect of this formula is that the beneficiary recovers a lesser percentage of purchase payments in excess of $3,000,000 than for purchase payments up to $3,000,000.  In no event will the beneficiary receive less than the Contract Value.

One-Year Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.10% of the Daily Net Assets of the Variable Account, an applicant can elect the One-Year Enhanced Death Benefit Option at the time of application.  The One-Year Enhanced Death Benefit Option is only available until state approval is received for the One-Year Enhanced Death Benefit II Option.  This option is the same as the One-Year Enhanced Death Benefit II Option except that this option has a lower price and there is no restriction as to the Annuitant's age.

One-Month Enhanced Death Benefit II Option

For an additional charge at an annualized rate of 0.35% of the Daily Net Assets of the Variable Account, an applicant can elect the One-Month Enhanced Death Benefit II Option at the time of application.  The One-Month Enhanced Death Benefit II Option is only available beginning September 1, 2004 (or a later date if state law requires) for contracts with Annuitants age 80 or younger at the time of application.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any monthly contract anniversary prior to the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the death benefit will be the greater of (1) or (2) above.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

A = the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any monthly contract anniversary prior to the Annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that monthly contract anniversary.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

B = (1)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(2)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

The practical effect of this formula is that the beneficiary recovers a lesser percentage of purchase payments in excess of $3,000,000 than for purchase payments up to $3,000,000.  In no event will the beneficiary receive less than the Contract Value.

One-Month Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.30% of the Daily Net Assets of the Variable Account, an applicant can elect the One-Month Enhanced Death Benefit Option at the time of application.  The One-Month Enhanced Death Benefit Option is only available until state approval is received for the One-Month Enhanced Death Benefit II Option.  This option is the same as the One-Month Enhanced Death Benefit II Option except that this option has a lower price, there is no restriction as to the Annuitant's age, and for item (3) above, Nationwide considers the highest value on any monthly contract anniversary prior to the Annuitant's 86th birthday (subject to the same adjustments).

Combination Enhanced Death Benefit II Option

For an additional charge at an annualized rate of 0.45% of the Daily Net Assets of the Variable Account, an applicant can elect the Combination Enhanced Death Benefit II Option at the time of application.  The Combination Enhanced Death Benefit II Option is only available beginning September 1, 2004 (or a later date if state law requires) for contracts with Annuitants age 75 or younger at the time of application.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is less than or equal to $3,000,000, the death benefit will be the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments , less an adjustment for amounts surrendered;

(3)
the highest Contract Value on any contract anniversary before the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4)	the 5% interest anniversary value.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the death benefit will be the greater of (1) or (2) above.

The 5% interest anniversary value is equal to purchase payments, accumulated at 5% annual compound interest until the last contract anniversary prior to the Annuitant's 81st birthday, proportionately adjusted for amounts surrendered.  The adjustment for amounts surrendered will reduce the accumulated value as of the most recent contract anniversary prior to each partial surrender in the same proportion that the Contract Value was reduced on the date of the partial surrender.  Such total accumulated amount, after the surrender adjustment, shall not exceed 200% of purchase payments adjusted for amounts surrendered.

If, after the first contract anniversary, the Fixed Account allocation becomes greater than 30% of the Contract Value due to the application of additional purchase payments, additional surrenders, or transfers among investment options, then for purposes of calculating the 5% interest anniversary value, 0% will accrue for that year.  The 30% threshold will come into effect only as a result of an action or actions by the contract owner (e.g., additional purchase payment, surrender or transfers).  If the 30% threshold is reached because of a combination of market performance and contract owner actions, and would not have been reached but for the market performance, interest will continue to accrue at 5%.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, the death benefit will be determined using the following formula:

(A x F) + B(1 - F), where

A = the greatest of:

(1)	(a)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(b)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered;

(3)
the highest Contract Value on any contract anniversary before the Annuitant's 81st birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4)	the 5% interest anniversary value.

The Contract Value in items (1) and (3) above may include a market value adjustment for any amounts allocated to a Guaranteed Term Option.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

If Nationwide does not receive all information necessary to pay the death benefit within one year of the Annuitant's death, the calculation for A above will be the greater of (1) or (2) above.

B = (1)
if the contract was issued prior to February 1, 2005:  the greater of the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit or the Contract Value as of the date of the Annuitant's death;

(2)	if the contract was issued on or after February 1, 2005: the Contract Value as of the date that Nationwide receives all the information necessary to pay the death benefit; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the contract.

The practical effect of this formula is that the beneficiary recovers a lesser percentage of purchase payments in excess of $3,000,000 than for purchase payments up to $3,000,000.  In no event will the beneficiary receive less than the Contract Value.

Combination Enhanced Death Benefit Option

For an additional charge at an annualized rate of 0.40% of the Daily Net Assets of the Variable Account, an applicant can elect the Combination Enhanced Death Benefit Option at the time of application.  The Combination Enhanced Death Benefit Option is only available until state approval is received for the Combination Enhanced Death Benefit II Option.  This option is the same as the Combination Enhanced Death Benefit II Option except that this option has a lower price and the option is available to applicants with Annuitants age 80 or younger at the time of application.

Annuity Commencement Date

The Annuity Commencement Date is the date on which annuity payments are scheduled to begin.  Generally, the contract owner designates the Annuity Commencement Date at the time of application.  If no Annuity Commencement Date is designated at the time of application, Nationwide will establish the Annuity Commencement Date as the date the Annuitant reaches age 90 for Non-Qualified Contracts and the date the contract owner reaches age 70 ½ for all other contract types.

The contract owner may change the Annuity Commencement Date before annuitization.  This change must be in writing and approved by Nationwide.  The Annuity Commencement Date may not be later than the first day of the first calendar month after the Annuitant's 90th birthday (or the 90th birthday of the oldest Annuitant if there are joint annuitants) unless approved by Nationwide.

Annuity Commencement Date and Lifetime Income Options

If the contract owner elected a Lifetime Income Option, Nationwide will, approximately three months before the Annuity Commencement Date, notify the contract owner of the impending Annuity Commencement Date and give the contract owner the opportunity to defer the Annuity Commencement Date in order to preserve the benefit associated with the Lifetime Income Option.  Deferring the Annuity Commencement Date may have negative tax consequences.  See "Required Distributions for IRAs, SEP IRAs, Simple IRAs and Roth IRAs" in "Appendix C: Contract Types and Tax Information," the "10% Lifetime Income Option," the "7% Lifetime Income Option," and the "5% Lifetime Income Option" provisions in this prospectus.  Consult a qualified tax adviser.

Annuitizing the Contract

Annuitization Date

The Annuitization Date is the date on which annuity payments begin.  Annuity payments will not begin until the contract owner affirmatively elects to begin annuity payments.  If the contract owner has elected a Lifetime Income Option, an election to begin annuity payments will terminate all benefits, conditions, guarantees, and charges associated with the Lifetime Income Option.  The Annuitization Date will be the first day of a calendar month unless otherwise agreed.  The Annuitization Date must be at least 2 years after the contract is issued, but may not be later than either:

•	the age (or date) specified in your contract; or

•	the age (or date) specified by state law, where applicable.

If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide's approval.

On the Annuitization Date, the Annuitant becomes the contract owner unless the contract owner is a Charitable Remainder Trust.

The Internal Revenue Code may require that distributions be made prior to the Annuitization Date specified above see "Required Distributions" in "Appendix C: Contract Types and Tax Information."

Annuitization

Annuitization is the period during which annuity payments are received.  It is irrevocable once payments have begun.  Upon arrival of the Annuitization Date, the Annuitant must choose:

(1)	an annuity payment option; and

(2)	either a fixed payment annuity, variable payment annuity, or an available combination.

Any allocations in the Fixed Account that are to be annuitized as a variable payment annuity must be moved to the Variable Account prior to the Annuitization Date.  There are no restrictions on Fixed Account transfers made in anticipation of annuitization.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization.  Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the contract owner.

Nationwide Allocation Architect program models are not available investment options during annuitization.

Fixed Annuity Payments

Fixed annuity payments provide for level annuity payments.  Premium taxes are deducted prior to determining fixed annuity payments.  The fixed annuity payments will remain level unless the annuity payment option provides otherwise.

Variable Annuity Payments

Variable annuity payments will vary depending on the performance of the underlying mutual funds selected.  The underlying mutual funds available during annuitization are those underlying mutual funds shown in the Appendix A.  The Nationwide Allocation Architect and the Static Asset Allocation Models are not available after annuitization.

First Variable Annuity Payment

The following factors determine the amount of the first variable annuity payment:

•	the portion of purchase payments allocated to provide variable annuity payments;

•	the Variable Account value on the Annuitization Date;

•	the adjusted age and sex of the Annuitant (and joint annuitant, if any) in accordance with the contract;

•	the annuity payment option elected;

•	the frequency of annuity payments;

•	the Annuitization Date;

•	the assumed investment return (the net investment return required to maintain level variable annuity payments);

•	the deduction of applicable premium taxes; and

•	the date the contract was issued.

Subsequent Variable Annuity Payments

Variable annuity payments after the first will vary with the performance of the underlying mutual funds chosen by the contract owner after the investment performance is adjusted by the assumed investment return factor.

The dollar amount of each subsequent variable annuity payment is determined by taking the portion of the first annuity payment funded by a particular Sub-Account divided by the Annuity Unit value for that Sub-Account as of the Annuitization Date.  This establishes the number of Annuity Units provided by each Sub-Account for each variable annuity payment after the first.

The number of Annuity Units comprising each variable annuity payment, on a Sub-Account basis, will remain constant, unless the contract owner transfers value from one underlying mutual fund to another.  After annuitization, transfers among Sub-Accounts may only be made on the anniversary of the Annuitization Date.

The number of Annuity Units for each Sub-Account is multiplied by the Annuity Unit value for that Sub-Account for the Valuation Period for which the payment is due.  The sum of these results for all the Sub-Accounts in which the contract owner invests establishes the dollar amount of the variable annuity payment.

Subsequent variable annuity payments may be more or less than the previous variable annuity payment, depending on whether the net investment performance of the elected underlying mutual funds is greater or lesser than the assumed investment return.

Assumed Investment Return

An assumed investment return is the net investment return required to maintain level variable annuity payments.  Nationwide uses a 3.5% assumed investment return factor.  Therefore, if the net investment performance of each Sub-Account in which the contract owner invests exactly equals 3.5% for every payment period, then each payment will be the same amount.  To the extent that investment performance is not equal to 3.5% for given payment periods, the amount of the payments in those periods will not be the same.  Payments will increase from one payment date to the next if the annualized net rate of return is greater than 3.5% during that time.  Conversely, payments will decrease from one payment to the next if the annualized net rate of return is less than 3.5% during that time.

Nationwide uses the assumed investment rate of return to determine the amount of the first variable annuity payment.

Value of an Annuity Unit

Annuity Unit values for Sub-Accounts are determined by:

(1)
multiplying the Annuity Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account for the subsequent Valuation Period (see "Determining the Contract Value – Determining Variable Account Value – Valuing an Accumulation Unit"); and then

(2)	multiplying the result from (1) by a factor to neutralize the assumed investment return factor.

Frequency and Amount of Annuity Payments

Annuity payments are based on the annuity payment option elected.

If the net amount to be annuitized is less than $2,000, Nationwide reserves the right to pay this amount in a lump sum instead of periodic annuity payments.

Nationwide reserves the right to change the frequency of payments if the amount of any payment becomes less than $100.  The payment frequency will be changed to an interval that will result in payments of at least $100.

Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Annuity Payment Options

The Annuitant must elect an annuity payment option before the Annuitization Date.  If the Annuitant does not elect an annuity payment option, a variable payment life annuity with a guarantee period of 240 months will be assumed as the automatic form of payment upon annuitization.  Once elected or assumed, the annuity payment option may not be changed.

Not all of the annuity payment options may be available in all states.  Additionally, the annuity payment options available may be limited based on the Annuitant's age (and the joint Annuitant's age, if applicable) or requirements under the Internal Revenue Code.

Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.  See the "Operation of the Contract" section for additional information.

Nationwide reserves the right to refuse purchase payments in excess of $1,000,000 (see "Synopsis of the Contracts").  If you do not submit purchase payments in excess of $1,000,000, or if Nationwide has refused to accept purchase payments in excess of $1,000,000, the references in this provision to purchase payments in excess of $1,000,000 will not apply to your contract.  If you are permitted to submit purchase payments in excess of $1,000,000, additional restrictions apply, as follows.

Annuity Payment Options for Contracts with Total Purchase Payments Less Than or Equal to $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the contract is less than or equal to $2,000,000, the annuity payment options available are:

•	Single Life;

•	Standard Joint and Survivor; and

•	Single Life with a 10 or 20 Year Term Certain.

Each of the annuity payment options is discussed more thoroughly below.

Single Life

The Single Life annuity payment option provides for annuity payments to be paid during the lifetime of the Annuitant.

Payments will cease with the last payment before the Annuitant's death.  No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Standard Joint and Survivor

The Standard Joint and Survivor annuity payment option provides for annuity payments to continue during the joint lifetimes of the Annuitant and joint annuitant.  After the death of either the Annuitant or joint annuitant, payments will continue for the life of the survivor.

Payments will cease with the last payment due prior to the death of the last survivor of the Annuitant and joint annuitant.  As is the case of the Single Life annuity payment option, there is no guaranteed number of payments. Therefore, it is possible that if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one annuity payment. No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Single Life with a 10 or 20 Year Term Certain

The Single Life with a 10 or 20 Year Term Certain annuity payment option provides that monthly annuity payments will be paid during the Annuitant's lifetime or for the term selected, whichever is longer.  The term may be either 10 or 20 years.

If the Annuitant dies before the end of the 10 or 20 year term, payments will be paid to the beneficiary for the remainder of the term.

No withdrawals other than the scheduled annuity payments are permitted.

Any Other Option

Annuity payment options not set forth in this provision may be available.  Any annuity payment option not set forth in this provision must be approved by Nationwide.

Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the contract is greater than $2,000,000, Nationwide may limit the annuity payment option to the longer of:

(1)	a Fixed Life Annuity with a 20 Year Term Certain; or

(2)	a Fixed Life Annuity with a Term Certain to Age 95.

Annuitization of Amounts Greater than $5,000,000

Additionally, we may limit the amount that may be annuitized on a single life to $5,000,000.  If the total amount to be annuitized is greater than $5,000,000, the contract owner must:

(1)	reduce the amount to be annuitized to $5,000,000 or less by taking a partial surrender from the contract;

(2)	reduce the amount to be annuitized to $5,000,000 or less by exchanging the portion of the Contract Value in excess of $5,000,000 to another annuity contract; or

(3)	annuitize the portion of the Contract Value in excess of $5,000,000 under an annuity payment option with a term certain, if available.

Statements and Reports

Nationwide will mail contract owners statements and reports.  Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

•	statements showing the contract's quarterly activity;

•
confirmation statements showing transactions that affect the contract's value.  Confirmation statements will not be sent for recurring transactions (i.e., Dollar Cost Averaging or salary reduction programs).  Instead, confirmation of recurring transactions will appear in the contract's quarterly statements; and

•	semi-annual and annual reports of allocated underlying mutual funds.

Contract owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide's eDelivery program.  Nationwide will notify contract owners by email when important documents (statements, prospectuses and other documents) are ready for a contract owner to view, print, or download from Nationwide's secure server. To choose this option, go to www.nationwide.com/login.

Contract owners should review statements and confirmations carefully.  All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract.  Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple contract owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the contract owner(s).  Household delivery will continue for the life of the contracts.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Legal Proceedings

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996.  NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base.  NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business.  It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  The Company does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position.  However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated financial position or results of operations in a particular period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices.  A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny on a broad range of issues by regulators, legislators and the media over the past few years.  Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations on such issues as late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues.  The Company has responded to information requests and/or subpoenas from the SEC in 2003 and the New York State Attorney General in 2005 in connection with investigations regarding market timing in certain mutual funds offered in insurance products sponsored by the Company.  The Company is not aware of any further action on these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer.  Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back MTN programs, recordkeeping and retention compliance by broker-dealers, and supervision of former registered representatives.  Related investigations, proceedings or inquiries may be commenced in the future.  The Company and/or its affiliates have been contacted by, self reported or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the MTN program.  The Company is cooperating with regulators in connection with these inquiries and will cooperate with

Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

A promotional and marketing arrangement associated with the Company’s offering of a retirement plan product and related services in Alabama is under investigation by the Alabama Attorney General, which assumed the investigation from the Alabama Securities Commission.  The Company currently expects that any damages paid to settle this matter will not have a material adverse impact on its consolidated financial position.  It is not possible to predict what effect, if any, the outcome of this investigation may have on the Company's retirement plan operations with respect to promotional and marketing arrangements in general in the future.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies.  These proceedings also could affect the outcome of one or more of the Company’s litigation matters.  There can be no assurance that any litigation or regulatory actions will not have a material adverse effect on the Company’s consolidated financial position or results of operations in the future.

On September 10, 2009, NRS was named in a lawsuit filed in the Circuit Court for Montgomery County, Alabama entitled Twanna Brown, Individually and on behalf of all other persons in Alabama who are similarly situated, v. Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc., Edwin “Mac” McArthur, Steve Walkley, Glenn Parker, Ulysses Lavender, Diana McLain, Randy Hebson, and Robert Wagstaff; and Unknown Defendants A-Z.  On January 22, 2010, Brown filed an Amended Complaint alleging in Count One, that all the defendants were involved in a civil conspiracy and seeks to recover actual damages, forfeiture of all other payments and/or salaries to be the fruit of such other payments, punitive damages and costs and attorneys fees. In Count Two, although NRS is not named, it is alleged that the remaining defendants breached their fiduciary duties and seeks actual damages, forfeiture of all other payments and/or salaries to be the fruit of such other payments, punitive damages and costs and attorneys fees. In Count Three, although NRS is not named, the plaintiff seeks declaratory relief that the individual defendants breached their fiduciary duties, seeks injunctive relief permanently removing said defendants from their respective offices in the Alabama State Employees Association (ASEA) and PEBCO and costs and attorneys fees. In Count Four, it alleges that any money Nationwide paid belonged exclusively to ASEA for the use and benefit of its membership at large and not for the personal benefit of the individual defendants.  Plaintiff seeks to recover actual damages from the individual defendants, forfeiture of all other payments and/or salaries to be the fruit of such other payments, punitive damages and costs and attorneys fees. On February 5, 2010, the Company filed a motion to dismiss, or in the alternative, a motion to stay the amended complaint.  On February 9, 2010, the individual defendants filed a motion to dismiss the amended complaint.  On December 13, 2009, the plaintiff filed a motion to consolidate this case with Nationwide Retirement Solutions, Inc. v. Alabama State Personnel Board, PEBCO, Inc. and Alabama State Employees Association. The Company continues to defend this case vigorously.

On November 20, 2007, NRS and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On December 2, 2008, NRS and NLIC were named in an Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin, Steven E. Coker, Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc, Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the ASEA Plan, excluding members of the Deferred Compensation Committee, members of the Board of Control, ASEA's directors, officers and board members, and PEBCO directors, officers and board members. The class period is from November 20, 2001 to the date of trial.  In the amended class action complaint, the plaintiffs allege breach of fiduciary duty, wantonness and breach of contract.  The amended class action complaint seeks a declaratory judgment, an injunction, an appointment of an independent fiduciary to protect Plan participants, disgorgement of amounts paid, reformation of Plan documents, compensatory damages and punitive damages, plus interest, attorneys' fees and costs and such other equitable and legal relief to which plaintiffs and class members may be entitled.  Also, on December 2, 2008, the plaintiffs filed a motion for preliminary injunction seeking an order requiring periodic payments made by NRS and/or NLIC to ASEA or PEBCO to be held in a trust account for the benefit of Plan participants.  On December 16, 2008, the Companies filed their Answer. On April 28, 2009, the court entered an order denying the plaintiffs’ motion for preliminary injunction.  NRS and NLIC continue to defend this case vigorously.

On July 11, 2007, NLIC was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al.  The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries).  The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties.  The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  On May 23, 2008, the Court granted the defendants’ motion to dismiss.  On June 19, 2008, the plaintiffs filed a notice of appeal.  On July 10, 2009, the Court of Appeals heard oral argument.  NLIC continues to defend this lawsuit vigorously.

On November 15, 2006, NFS, NLIC and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc.  The plaintiff sought to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period.  The class period is from January 1, 1996 until the class notice is provided.  The plaintiff alleged that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds.  The complaint sought an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest.  On January 25, 2007, NFS, NLIC and NRS filed a motion to dismiss.  On September 17, 2007, the Court granted the motion to dismiss.  On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint.  On September 15, 2008, the Court denied the plaintiffs’ motion to vacate judgment and for leave to file an amended complaint.  On February 3, 2010, the Sixth Circuit Court of Appeals affirmed the District Court’s dismissal of this case.   NFS, NLIC and NRS continue to defend this lawsuit vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  In the plaintiffs' sixth amended complaint, filed November 18, 2009, they amended the list of named plaintiffs and claim to represent a class of qualified retirement plan trustees under ERISA that purchased variable annuities from NLIC.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  On November 6, 2009, the Court granted the plaintiff’s motion for class certification and certified a class of “All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participant's had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009”.  Also on November 6, 2009, the Court denied plaintiffs' motion to strike NFS and NLIC’s counterclaim for breach of fiduciary duty against the Trustees, in the event NFS and NLIC are held to be a fiduciary at trial, and granted H. Grady Chandler’s motion to intervene.  On November 23, 2009, NFS and NLIC filed a rule 23(f) petition asking the Second Circuit Court of Appeals to hear an appeal of the District Court's order granting class certification. On December 2, 2009, NFS and NLIC filed an answer to the 6th Amended Complaint.  On January 29, 2010, the Companies filed a motion for class certification against the four named plaintiffs, as trustees of their respective retirement plans and against the trustees of other ERISA retirement plans who become members of the class certified in this lawsuit, for breach of fiduciary duty to the plans because the trustees approved and accepted the advantages of the allegedly unlawful “revenue sharing” payments.  NFS and NLIC continue to defend this lawsuit vigorously.

The general distributor, NISC, is not engaged in any litigation of any material nature.

To learn more about this product, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI and to request other information about this product please call our Service Center at 1-800-848-6331 (TDD 1-800-238-3035) or write to us at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-F4, Dublin, Ohio 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the product.  Information about us and the product (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811- 03330
Securities Act of 1933 Registration File No. 333-104513

Appendix A: Underlying Mutual Funds

Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest.  The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.  Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee (see "Short-Term Trading Fees" earlier in the prospectus).
FF:
The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds.   Please refer to the prospectus for this underlying mutual fund for more information.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III
Investment Adviser:	BlackRock Advisors, LLC
Sub-adviser:	BlackRock Investment Management, LLC; BlackRock Asset Management U.K. Limited
Investment Objective:	Seeks high total investment return.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Fayez Sarofim & Co.
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Federated Insurance Series - Federated Quality Bond Fund II: Service Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:                                                        Federated Investment Management Company
Investment Objective:                                                        Current income.

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class 2
Investment Adviser:	Strategic Advisers Inc. Boston MA
Sub-adviser:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class 2
Investment Adviser:	Strategic Advisers Inc. Boston MA
Sub-adviser:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class 2
Investment Adviser:	Strategic Advisers Inc. Boston MA
Sub-adviser:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class 2
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Fidelity Management & Research Company Boston, MA
Sub-adviser:
FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Long-term capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company Boston, MA
Sub-adviser:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.
Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company Boston, MA
Sub-adviser:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:                                                        Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company Boston, MA
Sub-adviser:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited

Investment Objective:                                                        Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company Boston, MA
Sub-adviser:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company Boston, MA
Sub-adviser:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2R
Investment Adviser:	Fidelity Management & Research Company Boston, MA
Sub-adviser:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited

Investment Objective:	Long-term capital growth.
Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Investment Adviser:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.
Designation: FF

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Invesco - Invesco V.I. Capital Appreciation Fund: Series II (formerly, AIM Variable Insurance Funds - AIM V.I. Capital Appreciation Fund: Series II Shares)
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Invesco Advisors, Inc.
Investment Objective:	Long-term growth of capital.

Invesco - Invesco V.I. Capital Development Fund: Series II (formerly, AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series II Shares)
Investment Adviser:	Invesco Advisors, Inc.
Investment Objective:	Long-term growth of capital.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High total return over the long run.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service II Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Designation: STTF

Janus Aspen Series - Overseas Portfolio: Service II Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Designation: STTF

MFS® Variable Insurance Trust - MFS Value Series: Service Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust II - MFS® International Value Portfolio: Service Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.

Nationwide Variable Insurance Trust - AllianceBernstein NVIT Global Fixed Income Fund: Class III
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2010
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein L.P.
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.
Designation: STTF

Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	The fund seeks to provide high total return (including income and capital gains) consistent with the preservation of capital over the long term.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	The fund seeks returns from both capital gains as well as income generated by dividends paid by stock issuers.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.

Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Designation: STTF

Nationwide Variable Insurance Trust - Gartmore NVIT Worldwide Leaders Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

Nationwide Variable Insurance Trust - NVIT CardinalSM Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT CardinalSM Balanced Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF

Nationwide Variable Insurance Trust - NVIT CardinalSM Capital Appreciation Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT CardinalSM Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT CardinalSM Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT CardinalSM Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT CardinalSM Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.

Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Lehman Brothers Asset Management LLC
Investment Objective:	The Fund seeks long-term total return consistent with reasonable risk.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class VI (formerly, Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class VI)
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Baring International Investment Limited
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the MSCI, Inc. Europe, Australasia and Far East Index (“MSCI EAFE»Index”) as closely as possible before the deduction of Fund expenses.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund” or the “Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.

Designation: STTF, FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: STTF, FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.

Designation: STTF, FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Conservative Fund (“Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.

Designation: STTF, FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

Designation: STTF, FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Designation: STTF, FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: STTF, FF

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Global Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management, L.P.; Neuberger Berman Management Inc.; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management L.P.; Neuberger Berman Management, Inc. and Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital appreciation.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Waddell & Reed Investment Management Company; OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:
Aberdeen Asset Management, Inc.; Gartmore Global Partners; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; Waddell & Reed Investment Management Company

Investment Objective:	The Fund seeks capital appreciation.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class II (formerly, Nationwide Variable Insurance Trust - Van Kampen NVIT Real Estate Fund: Class II)
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Morgan Stanley Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Designation: STTF

Nationwide Variable Insurance Trust - Oppenheimer NVIT Large Cap Growth Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Designation: STTF

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
Designation: STTF

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
Investment Adviser:	Neuberger Berman Management LLC
Sub-adviser:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Neuberger Berman Management LLC
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Adviser:	Neuberger Berman Management LLC
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Long-term growth by investing primarily in securities of companies that meet financial criteria and social policy.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Service Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known established companies.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 4
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 4
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital growth and, secondarily, income.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital appreciation.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Van Eck Variable Insurance Products Trust - Van Eck VIP Global Hard Assets Fund: Class R1 (formerly, Van Eck Worldwide Insurance Trust - Worldwide Hard Assets Fund: Class R)
Investment Adviser:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
Designation: STTF

Wells Fargo Advantage Funds - Wells Fargo Advantage VT Large Company Growth Fund (formerly, Wells Fargo Advantage Funds® Variable Trust - VT Large Company Growth Fund)
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management Incorporated
Investment Objective:	Long-term capital appreciation.

Wells Fargo Advantage Funds - Wells Fargo Advantage VT Small Cap Growth Fund (formerly, Wells Fargo Advantage Funds® Variable Trust - VT Small Cap Growth Fund)
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management Incorporated
Investment Objective:	Long-term capital appreciation.

Wells Fargo Advantage Funds - Wells Fargo Advantage VT Small Cap Value Fund (formerly, Wells Fargo Advantage Funds® Variable Trust - VT Small/Mid Cap Value Fund)
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management Incorporated
Investment Objective:	Long-term capital appreciation.

Wells Fargo Advantage Funds - Wells Fargo Advantage VT Total Return Bond Fund (formerly, Wells Fargo Advantage Funds® Variable Trust - VT Total Return Bond Fund)
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management Incorporated
Investment Objective:	Total return consisting of income and capital appreciation.

Appendix B: Condensed Financial Information

The following tables list the Condensed Financial Information (the accumulation unit value information for Accumulation Units outstanding) for contracts with no optional benefits (the minimum variable account charge of 1.10%) and contracts with all optional benefits available on December 31, 2009 (the maximum variable account charge of 2.55%).  The term "Period" is defined as a complete calendar year, unless otherwise noted.  Those Periods with an asterisk (*) reflect Accumulation Unit information for a partial year only.  Should the Variable Account charges applicable to your contract fall between the maximum and minimum charges, AND you wish to see a copy of the Condensed Financial Information applicable to your contract, such information can be obtained in the Statement of Additional Information FREE OF CHARGE by:

calling:                                  1-800-848-6331, TDD 1-800-238-3035
writing:                                  Nationwide Life Insurance Company
          5100 Rings Road, RR1-04-F4
          Dublin, Ohio 43017-1522
checking
on-line at:                               www.nationwide.com

The following funds were added to the Variable Account effective May 1, 2010, therefore, no Condensed Financial Information is available:

Janus Aspen Series
•	Global Technology Portfolio: Service II Shares

MFS® Variable Insurance Trust II
•	MFS® International Value Portfolio: Service Class

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Health Sciences Portfolio: II

Van Eck Variable Insurance Products Trust
•	Van Eck VIP Global Hard Assets Fund: Class R1

Additional Contract Options Elected (Total 1.10%)
(Variable account charges of 1.10% of the daily net assets of the variable account)
Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

AllianceBernstein Variable Products Series Fund, Inc. – AllianceBernstein Small/Mid Cap Value Portfolio: Class B – Q/NQ	13.275213	18.729809	41.09%	42,802	2009
	20.891093	13.275213	-36.46%	7,119	2008
	20.806891	20.891093	0.40%	1,987	2007
	18.421522	20.806891	12.95%	657	2006
	17.467525	18.421522	5.46%	1,606	2005
	14.832559	17.467525	17.76%	1,642	2004
	10.000000	14.832559	48.33%	1,783	2003*

American Century Variable Portfolios II, Inc. – American Century VP Inflation Protection Fund: Class II – Q/NQ	11.625631	12.672223	9.00%	162,381	2009
	11.944696	11.625631	-2.67%	53,938	2008
	11.030976	11.944696	8.28%	18,191	2007
	10.979055	11.030976	0.47%	14,114	2006
	10.930030	10.979055	0.45%	16,169	2005
	10.444683	10.930030	4.65%	15,287	2004
	10.000000	10.444683	4.45%	832	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

American Century Variable Portfolios, Inc. – American Century VP Mid Cap Value Fund: Class II – Q/NQ	9.615269	12.343539	28.37%	73,477	2009
	12.878768	9.615269	-25.34%	22,480	2008
	13.346510	12.878768	-3.50%	12,689	2007
	11.224346	13.346510	18.91%	352	2006
	10.000000	11.224346	12.24%	0	2005*

American Century Variable Portfolios, Inc. – American Century VP Value Fund: Class II – Q/NQ	12.673730	15.006423	18.41%	86,454	2009
	17.507511	12.673730	-27.61%	49,321	2008
	18.695900	17.507511	-6.36%	31,697	2007
	15.957012	18.695900	17.16%	19,894	2006
	15.387060	15.957012	3.70%	16,075	2005
	13.626702	15.387060	12.92%	4,332	2004
	10.000000	13.626702	36.27%	209	2003*

BlackRock Variable Series Funds, Inc - BlackRock Global Allocation V.I. Fund: Class III - Q/NQ	10.000000	12.088339	20.88%	46,319	2009*

Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio: Service Shares – Q/NQ	14.183516	17.538096	23.65%	21,006	2009
	20.758845	14.183516	-31.67%	10,674	2008
	21.129368	20.758845	-1.75%	5,006	2007
	18.672793	21.129368	13.16%	2,350	2006
	17.606381	18.672793	6.06%	2,239	2005
	14.605712	17.606381	20.54%	1,807	2004
	10.000000	14.605712	46.06%	185	2003*

Dreyfus Stock Index Fund, Inc.: Service Shares – Q/NQ	11.029884	13.749669	24.66%	58,234	2009
	17.793253	11.029884	-38.01%	41,767	2008
	17.136860	17.793253	3.83%	28,045	2007
	15.039960	17.136860	13.94%	22,688	2006
	14.561180	15.039960	3.29%	26,773	2005
	13.341925	14.561180	9.14%	26,421	2004
	10.000000	13.341925	33.42%	4,947	2003*

Dreyfus Variable Investment Fund – Appreciation Portfolio: Service Shares – Q/NQ	11.450646	13.842043	20.88%	29,992	2009
	16.474773	11.450646	-30.50%	4,562	2008
	15.590731	16.474773	5.67%	5,635	2007
	13.565076	15.590731	14.93%	7,393	2006
	13.173109	13.565076	2.98%	3,819	2005
	12.710009	13.173109	3.64%	108	2004
	10.000000	12.710009	27.10%	0	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Federated Insurance Series – Federated Quality Bond Fund II: Service Shares – Q/NQ	10.253148	12.184243	18.83%	13,624	2009
	11.214173	10.253148	-8.57%	17,503	2008
	10.785198	11.214173	3.98%	16,819	2007
	10.493513	10.785198	2.78%	7,008	2006
	10.506201	10.493513	-0.12%	6,462	2005
	10.281720	10.506201	2.18%	3,270	2004
	10.000000	10.281720	2.82%	1,846	2003*

Fidelity Variable Insurance Products Fund – Fidelity VIP Freedom 2010 Portfolio: Service Class 2 – Q/NQ	9.217081	11.299359	22.59%	223,711	2009
	12.454176	9.217081	-25.99%	54,195	2008
	11.615174	12.454176	7.22%	20,518	2007
	10.717270	11.615174	8.38%	95	2006
	10.000000	10.717270	7.17%	0	2005*

Fidelity Variable Insurance Products Fund – Fidelity VIP Freedom 2020 Portfolio: Service Class 2 – Q/NQ	8.803123	11.191763	27.13%	620,233	2009
	13.245830	8.803123	-33.54%	92,833	2008
	12.179941	13.245830	8.75%	32,205	2007
	11.024609	12.179941	10.48%	1,540	2006
	10.000000	11.024609	10.25%	0	2005*

Fidelity Variable Insurance Products Fund – Fidelity VIP Freedom 2030 Portfolio: Service Class 2 – Q/NQ	8.427241	10.933144	29.74%	7,153	2009
	13.781886	8.427241	-38.85%	12,690	2008
	12.545895	13.781886	9.85%	8,741	2007
	11.233204	12.545895	11.69%	3,510	2006
	10.000000	11.233204	12.33%	0	2005*

Fidelity Variable Insurance Products Fund – VIP Contrafund® Portfolio: Service Class 2 – Q/NQ	12.771226	17.110636	33.98%	91,648	2009
	22.533071	12.771226	-43.32%	101,537	2008
	19.424104	22.533071	16.01%	94,424	2007
	17.624727	19.424104	10.21%	60,377	2006
	15.277018	17.624727	15.37%	38,945	2005
	13.413518	15.277018	13.89%	17,486	2004
	10.000000	13.413518	34.14%	4,983	2003*

Fidelity Variable Insurance Products Fund – VIP Energy Portfolio: Service Class 2 – Q/NQ	10.049607	14.667409	45.95%	23,541	2009
	22.286535	10.049607	-54.91%	23,665	2008
	15.473302	22.286535	44.03%	20,763	2007
	13.415794	15.473302	15.34%	16,073	2006
	10.000000	13.415794	34.16%	4,052	2005*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – VIP Equity-Income Portfolio: Service Class 2 – Q/NQ	10.616102	13.636937	28.46%	129,011	2009
	18.770421	10.616102	-43.44%	65,795	2008
	18.741842	18.770421	0.15%	54,542	2007
	15.800778	18.741842	18.61%	33,162	2006
	15.133052	15.800778	4.41%	27,230	2005
	13.756075	15.133052	10.01%	23,737	2004
	10.000000	13.756075	37.56%	9,363	2003*

Fidelity Variable Insurance Products Fund – VIP Growth Portfolio: Service Class 2 – Q/NQ	10.176249	12.878809	26.56%	54,239	2009
	19.528002	10.176249	-47.89%	36,939	2008
	15.590075	19.528002	25.26%	23,260	2007
	14.790877	15.590075	5.40%	17,192	2006
	14.174945	14.790877	4.35%	15,335	2005
	13.898624	14.174945	1.99%	8,407	2004
	10.000000	13.898624	38.99%	1,320	2003*

Fidelity Variable Insurance Products Fund – VIP Investment Grade Bond Portfolio: Service Class 2 – Q/NQ	10.868541	12.411764	14.20%	630,661	2009
	11.383458	10.868541	-4.52%	491,384	2008
	11.059086	11.383458	2.93%	402,920	2007
	10.737599	11.059086	2.99%	70,235	2006
	10.654803	10.737599	0.78%	17,679	2005
	10.340078	10.654803	3.04%	15,380	2004
	10.000000	10.340078	3.40%	3,143	2003*

Fidelity Variable Insurance Products Fund – VIP Mid Cap Portfolio: Service Class 2 – Q/NQ	15.680311	21.672513	38.21%	130,404	2009
	26.252822	15.680311	-40.27%	66,649	2008
	23.016109	26.252822	14.06%	46,791	2007
	20.703535	23.016109	11.17%	29,861	2006
	17.737527	20.703535	16.72%	28,655	2005
	14.387342	17.737527	23.29%	8,377	2004
	10.000000	14.387342	43.87%	3,189	2003*

Fidelity Variable Insurance Products Fund – VIP Overseas Portfolio: Service Class 2R – Q/NQ	9.705395	12.113487	24.81%	64,374	2009
	17.507114	9.705395	-44.56%	32,599	2008
	15.122895	17.507114	15.77%	22,492	2007
	12.978724	15.122895	16.52%	14,012	2006
	11.051431	12.978724	17.44%	5,612	2005
	10.000000	11.051431	10.51%	1,463	2004*

Franklin Templeton Variable Insurance Products Trust – Franklin Income Securities Fund: Class 2 – Q/NQ	7.948254	10.658939	34.10%	139,581	2009
	11.424928	7.948254	-30.43%	150,971	2008
	11.134394	11.424928	2.61%	103,493	2007
	10.000000	11.134394	11.34%	31,263	2006*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Franklin Templeton Variable Insurance Products Trust – Franklin Small Cap Value Securities Fund: Class 2 – Q/NQ	14.080163	17.985400	27.74%	149,057	2009
	21.254613	14.080163	-33.75%	43,327	2008
	22.016280	21.254613	-3.46%	35,240	2007
	19.029112	22.016280	15.70%	13,859	2006
	17.689369	19.029112	7.57%	8,261	2005
	14.453810	17.689369	22.39%	3,686	2004
	10.000000	14.453810	44.54%	3,006	2003*

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2 - Q/NQ	6.607120	8.511220	28.82%	16,870	2009
	10.000000	6.607120	-33.93%	14,448	2008*

Franklin Templeton Variable Insurance Products Trust – Templeton Developing Markets Securities Fund: Class 3 – Q/NQ	9.598651	16.388302	70.74%	18,829	2009
	20.507029	9.598651	-53.19%	23,867	2008
	16.112460	20.507029	27.27%	19,086	2007
	12.710877	16.112460	26.76%	8,476	2006
	10.000000	12.710877	27.11%	612	2005*

Franklin Templeton Variable Insurance Products Trust – Templeton Foreign Securities Fund: Class 3 – Q/NQ	10.163261	13.790360	35.69%	116,398	2009
	17.240157	10.163261	-41.05%	321,241	2008
	15.100494	17.240157	14.17%	164,802	2007
	12.570228	15.100494	20.13%	53,819	2006
	11.540306	12.570228	8.92%	24,155	2005
	10.000000	11.540306	15.40%	11,082	2004*

Franklin Templeton Variable Insurance Products Trust – Templeton Global Bond Securities Fund: Class 3 – Q/NQ	12.626319	14.820903	17.38%	27,514	2009
	12.020665	12.626319	5.04%	37,866	2008
	10.947294	12.020665	9.80%	36,526	2007
	9.808955	10.947294	11.61%	9,999	2006
	10.000000	9.808955	-1.91%	0	2005*

Invesco - Invesco V.I. Capital Appreciation Fund: Series II - Q/NQ	9.951751	11.881419	19.39%	4,839	2009
	17.538642	9.951751	-43.26%	4,755	2008
	15.872465	17.538642	10.50%	4,557	2007
	15.131831	15.872465	4.89%	3,126	2006
	14.090901	15.131831	7.39%	3,484	2005
	13.399083	14.090901	5.16%	1,111	2004
	10.000000	13.399083	33.99%	921	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Invesco - Invesco V.I. Capital Development Fund: Series II - Q/NQ	11.338878	15.922984	40.43%	12,598	2009
	21.684996	11.338878	-47.71%	8,452	2008
	19.835218	21.684996	9.33%	7,646	2007
	17.250867	19.835218	14.98%	526	2006
	15.963051	17.250867	8.07%	888	2005
	14.002502	15.963051	14.00%	293	2004
	10.000000	14.002502	40.03%	0	2003*

Ivy Fund Variable Insurance Portfolios, Inc. - Asset Strategy - Q/NQ	10.000000	11.877560	18.78%	21,286	2009*

Janus Aspen Series – Forty Portfolio: Service Shares – Q/NQ	13.049313	18.844427	44.41%	50,733	2009
	23.693058	13.049313	-44.92%	17,494	2008
	17.534277	23.693058	35.12%	1,677	2007
	16.247597	17.534277	7.92%	431	2006
	14.595144	16.247597	11.32%	0	2005
	12.509690	14.595144	16.67%	0	2004
	10.000000	12.509690	25.10%	0	2003*

Janus Aspen Series – Overseas Portfolio: Service II Shares – Q/NQ	12.942404	22.921405	77.10%	75,114	2009
	27.383655	12.942404	-52.74%	80,641	2008
	21.620289	27.383655	26.66%	39,435	2007
	14.901554	21.620289	45.50%	14,931	2006
	11.412704	14.901554	30.57%	6,827	2005
	10.000000	11.412704	14.13%	0	2004*

MFS® Variable Insurance Trust – MFS Value Series: Service Class – Q/NQ	13.274081	16.075487	21.10%	322,462	2009
	19.955980	13.274081	-33.48%	73,257	2008
	18.754956	19.955980	6.40%	53,342	2007
	15.736161	18.754956	19.18%	45,796	2006
	14.944258	15.736161	5.30%	45,464	2005
	13.159513	14.944258	13.56%	27,823	2004
	10.000000	13.159513	31.60%	23,829	2003*

Neuberger Berman Advisers Management Trust – AMT Short Duration Bond Portfolio: I Class – Q/NQ	9.232776	10.348131	12.08%	339,116	2009
	10.783585	9.232776	-14.38%	507,930	2008
	10.407571	10.783585	3.61%	386,728	2007
	10.098682	10.407571	3.06%	92,068	2006
	10.065425	10.098682	0.33%	31,790	2005
	10.098688	10.065425	-0.33%	63,215	2004
	10.000000	10.098688	0.99%	61,188	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Neuberger Berman Advisers Management Trust – AMT Small Cap Growth Portfolio: S Class – Q/NQ	9.490172	11.521433	21.40%	2,117	2009
	15.854024	9.490172	-40.14%	2,059	2008
	15.949196	15.854024	-0.60%	6,273	2007
	15.321410	15.949196	4.10%	5,880	2006
	15.055133	15.321410	1.77%	4,282	2005
	13.606535	15.055133	10.65%	980	2004
	10.000000	13.606535	36.07%	0	2003*

Neuberger Berman Advisers Management Trust – AMT Socially Responsive Portfolio: I Class – Q/NQ	6.130958	7.959593	29.83%	506,652	2009
	17.406427	6.130958	-38.69%	586,368	2008
	16.355839	17.406427	6.42%	333,025	2007
	14.544288	16.355839	12.46%	89,314	2006
	13.761919	14.544288	5.69%	32,051	2005
	12.283735	13.761919	12.03%	20,277	2004
	10.000000	12.283735	22.84%	666	2003*

NVIT AllianceBernstein NVIT Global Fixed Income Fund: Class III - Q/NQ	10.000000	11.335025	13.35%	1,032	2009*

NVIT American Century NVIT Multi Cap Value Fund: Class II - Q/NQ	10.000000	12.459245	24.59%	36,398	2009*

NVIT American Funds NVIT Asset Allocation Fund: Class II – Q/NQ	7.639940	9.325078	22.06%	8,256,673	2009
	11.000442	7.639940	-30.55%	1,762,797	2008
	10.479861	11.000442	4.97%	909,766	2007
	10.000000	10.479861	4.80%	384,029	2006*

NVIT American Funds NVIT Bond Fund: Class II – Q/NQ	9.497230	10.533955	10.92%	2,063,556	2009
	10.654712	9.497230	-10.86%	582,258	2008
	10.461879	10.654712	1.84%	188,334	2007
	10.000000	10.461879	4.62%	9,104	2006*

NVIT American Funds NVIT Global Growth Fund: Class II– Q/NQ	7.387323	10.345640	40.05%	172,520	2009
	12.172813	7.387323	-39.31%	86,319	2008
	10.762882	12.172813	13.10%	48,466	2007
	10.000000	10.762882	7.63%	803	2006*

NVIT American Funds NVIT Growth Fund: Class II – Q/NQ	6.281631	8.621883	37.26%	440,899	2009
	11.385541	6.281631	-44.83%	288,557	2008
	10.288678	11.385541	10.66%	130,402	2007
	10.000000	10.288678	2.89%	22,682	2006*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT American Funds NVIT Growth-Income Fund: Class II – Q/NQ	6.014749	7.774220	29.25%	2,712,874	2009
	9.819431	6.014749	-38.75%	739,351	2008
	10.000000	9.819431	-1.81%	184,046	2007*

NVIT Federated NVIT High Income Bond Fund: Class III – Q/NQ	8.304238	11.997439	44.47%	10,638	2009
	11.677897	8.304238	-28.89%	7,677	2008
	11.445881	11.677897	2.03%	6,158	2007
	10.463797	11.445881	9.39%	7,225	2006
	10.000000	10.463797	4.64%	0	2005*

NVIT Gartmore NVIT International Equity Fund: Class VI - Q/NQ	5.467370	6.999728	28.03%	38,910	2009
	10.000000	5.467370	-45.33%	4,351	2008*

NVIT Gartmore NVIT Worldwide Leaders Fund: Class VI - Q/NQ	10.000000	13.318375	33.18%	3,104	2009*

NVIT Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II - Q/NQ	5.116272	7.739930	51.28%	39,045	2009
	10.000000	5.116272	-48.84%	1,958	2008*

NVIT Neuberger Berman NVIT Socially Responsible Fund: Class II - Q/NQ	6.130958	7.959593	29.83%	506,652	2009
	10.000000	6.130958	-38.69%	586,368	2008*

NVIT NVIT CardinalSM Aggressive Fund: Class II - Q/NQ	6.365782	8.133865	27.77%	29,049	2009
	10.000000	6.365782	-36.34%	23,827	2008*

NVIT NVIT CardinalSM Balanced Fund: Class II - Q/NQ	7.930212	9.397542	18.50%	4,729,026	2009
	10.000000	7.930212	-20.70%	274,859	2008*

NVIT NVIT CardinalSM Capital Appreciation Fund: Class II - Q/NQ	7.207070	8.850147	22.80%	4,672,637	2009
	10.000000	7.207070	-27.93%	268,100	2008*

NVIT NVIT CardinalSM Conservative Fund: Class II - Q/NQ	9.082054	10.151663	11.78%	1,488,332	2009
	10.000000	9.082054	-9.18%	50,408	2008*

NVIT NVIT CardinalSM Moderate Fund: Class II - Q/NQ	7.565372	9.124286	20.61%	6,816,514	2009
	10.000000	7.565372	-24.35%	510,148	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT CardinalSM Moderately Aggressive Fund: Class II - Q/NQ	6.843520	8.567131	25.19%	544,144	2009
	10.000000	6.843520	-31.56%	373,869	2008*

NVIT NVIT CardinalSM Moderately Conservative Fund: Class II - Q/NQ	8.310716	9.672495	16.39%	1,772,808	2009
	10.000000	8.310716	-16.89%	148,733	2008*

NVIT NVIT Core Bond Fund: Class II - Q/NQ	9.850251	10.578837	7.40%	318,890	2009
	10.000000	9.850251	-1.50%	3,799	2008*

NVIT NVIT Core Plus Bond Fund: Class II - Q/NQ	9.856077	11.349822	15.16%	33,537	2009
	10.000000	9.856077	-1.44%	4,135	2008*

NVIT NVIT Emerging Markets Fund: Class VI - Q/NQ	12.486933	20.140763	61.29%	16,268	2009
	29.964484	12.486933	-58.33%	14,435	2008
	20.831525	29.964484	43.84%	10,189	2007
	15.424087	20.831525	35.06%	5,106	2006
	11.770979	15.424087	31.03%	2,949	2005
	10.000000	11.770979	17.71%	453	2004*

NVIT NVIT Government Bond Fund: Class I – Q/NQ	12.157809	12.347328	1.56%	470,921	2009
	11.412073	12.157809	6.53%	517,391	2008
	10.768811	11.412073	5.97%	366,502	2007
	10.536208	10.768811	2.21%	66,320	2006
	10.316390	10.536208	2.13%	11,953	2005
	10.101596	10.316390	2.13%	29,189	2004
	10.000000	10.101596	1.02%	29,652	2003*

NVIT NVIT International Index Fund: Class VIII – Q/NQ	6.626051	8.427987	27.19%	14,305	2009
	11.772823	6.626051	-43.72%	4,590	2008
	10.882719	11.772823	8.18%	1,324	2007
	10.000000	10.882719	8.83%	0	2006*

NVIT NVIT Investor Destinations Aggressive Fund: Class II – Q/NQ	12.556025	15.796289	25.81%	30,505	2009
	20.102175	12.556025	-37.54%	17,693	2008
	19.183932	20.102175	4.79%	36,343	2007
	16.597078	19.183932	15.59%	13,016	2006
	15.547974	16.597078	6.75%	11,350	2005
	13.787066	15.547974	12.77%	6,424	2004
	10.000000	13.787066	37.87%	564	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Investor Destinations Balanced Fund: Class II - Q/NQ	10.000000	11.554648	15.55%	718,508	2009*

NVIT NVIT Investor Destinations Capital Appreciation Fund: Class II - Q/NQ	10.000000	12.114759	21.15%	857,845	2009*

NVIT NVIT Investor Destinations Conservative Fund: Class II – Q/NQ	11.599891	12.514492	7.88%	811,533	2009
	12.480594	11.599891	-7.06%	221,518	2008
	11.975721	12.480594	4.22%	69,661	2007
	11.405523	11.975721	5.00%	4,021	2006
	11.162893	11.405523	2.17%	713	2005
	10.785282	11.162893	3.50%	0	2004
	10.000000	10.785282	7.85%	0	2003*

NVIT NVIT Investor Destinations Moderate Fund: Class II – Q/NQ	12.109339	14.267833	17.83%	3,322,817	2009
	15.941961	12.109339	-24.04%	905,820	2008
	15.256798	15.941961	4.49%	518,241	2007
	13.853264	15.256798	10.13%	265,465	2006
	13.296334	13.853264	4.19%	114,589	2005
	12.273782	13.296334	8.33%	79,555	2004
	10.000000	12.273782	22.74%	20,804	2003*

NVIT NVIT Investor Destinations Moderately Aggressive Fund: Class II – Q/NQ	12.422876	15.283141	23.02%	1,019,950	2009
	18.308411	12.422876	-32.15%	648,008	2008
	17.440498	18.308411	4.98%	403,607	2007
	15.395352	17.440498	13.28%	232,920	2006
	14.537959	15.395352	5.90%	40,692	2005
	13.113799	14.537959	10.86%	19,796	2004
	10.000000	13.113799	31.14%	2,550	2003*

NVIT NVIT Investor Destinations Moderately Conservative Fund: Class II – Q/NQ	11.884099	13.464824	13.30%	1,041,851	2009
	14.144179	11.884099	-15.98%	302,707	2008
	13.510710	14.144179	4.69%	84,846	2007
	12.599352	13.510710	7.23%	26,299	2006
	12.192168	12.599352	3.34%	3,383	2005
	11.504189	12.192168	5.98%	2,771	2004
	10.000000	11.504189	15.04%	0	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Mid Cap Index Fund: Class I – Q/NQ	13.255499	17.928240	35.25%	20,966	2009
	21.095101	13.255499	-37.16%	14,273	2008
	19.831814	21.095101	6.37%	9,907	2007
	18.247257	19.831814	8.68%	6,979	2006
	16.458347	18.247257	10.87%	4,083	2005
	14.379240	16.458347	14.46%	1,858	2004
	10.000000	14.379240	43.79%	842	2003*

NVIT NVIT Money Market Fund: Class I – Q/NQ	10.897233	10.781886	-1.06%	606,454	2009
	10.796706	10.897233	0.93%	363,177	2008
	10.418140	10.796706	3.63%	201,943	2007
	10.077171	10.418140	3.38%	46,584	2006
	9.924162	10.077171	1.54%	24,026	2005
	9.953779	9.924162	-0.30%	13,010	2004
	10.000000	9.953779	-0.46%	10,361	2003*

NVIT NVIT Multi Sector Bond Fund: Class I – Q/NQ	10.242806	12.599863	23.01%	104,620	2009
	12.521962	10.242806	-18.20%	36,700	2008
	12.102286	12.521962	3.47%	15,726	2007
	11.671822	12.102286	3.69%	13,238	2006
	11.549482	11.671822	1.06%	1,402	2005
	10.961709	11.549482	5.36%	1,334	2004
	10.000000	10.961709	9.62%	546	2003*

NVIT NVIT Multi-Manager International Growth Fund: Class VI - Q/NQ	6.079248	8.183302	34.61%	464,435	2009
	10.000000	6.079248	-39.21%	464,336	2008*

NVIT NVIT Multi-Manager International Value Fund: Class VI – Q/NQ	8.282265	10.606892	28.07%	129,261	2009
	15.639265	8.282265	-47.04%	209,870	2008
	15.398652	15.639265	1.56%	186,742	2007
	12.719484	15.398652	21.06%	39,625	2006
	11.503101	12.719484	10.57%	12,974	2005
	10.000000	11.503101	15.03%	4,050	2004*

NVIT NVIT Multi-Manager Large Cap Growth Fund: Class II - Q/NQ	6.313731	8.077111	27.93%	278,255	2009
	10.000000	6.313731	-36.86%	2,929	2008*

NVIT NVIT Multi-Manager Large Cap Value Fund: Class II - Q/NQ	6.301835	7.940970	26.01%	63,713	2009
	10.000000	6.301835	-36.98%	7,028	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Multi-Manager Mid Cap Growth Fund: Class II - Q/NQ	6.223953	7.799454	25.31%	323,940	2009
	10.000000	6.223953	-37.76%	186,137	2008*

NVIT NVIT Multi-Manager Mid Cap Value Fund: Class II - Q/NQ	6.708071	8.655721	29.03%	292,043	2009
	10.000000	6.708071	-32.92%	348,314	2008*

NVIT NVIT Multi-Manager Small Cap Growth Fund: Class II – Q/NQ	9.603308	12.079751	25.79%	8,266	2009
	18.162402	9.603308	-47.13%	6,068	2008
	16.772102	18.162402	8.29%	4,132	2007
	16.466543	16.772102	1.86%	5,183	2006
	15.453764	16.466543	6.55%	6,107	2005
	13.807417	15.453764	11.92%	233	2004
	10.000000	13.807417	38.07%	133	2003*

NVIT NVIT Multi-Manager Small Cap Value Fund: Class II – Q/NQ	14.051653	17.490921	24.48%	8,547	2009
	20.987005	14.051653	-33.05%	4,610	2008
	22.875380	20.987005	-8.26%	4,009	2007
	19.752129	22.875380	15.81%	2,164	2006
	19.430784	19.752129	1.65%	2,322	2005
	16.792703	19.430784	15.71%	1,254	2004
	10.000000	16.792703	67.93%	656	2003*

NVIT NVIT Multi-Manager Small Company Fund: Class II – Q/NQ	13.007015	17.292951	32.95%	30,188	2009
	21.334732	13.007015	-39.03%	52,977	2008
	21.172191	21.334732	0.77%	36,456	2007
	19.155829	21.172191	10.53%	16,698	2006
	17.292150	19.155829	10.78%	8,254	2005
	14.719529	17.292150	17.48%	2,750	2004
	10.000000	14.719529	47.20%	2,171	2003*

NVIT NVIT Nationwide Fund: Class II – Q/NQ	10.450884	12.977438	24.18%	303,444	2009
	18.098184	10.450884	-42.25%	371,417	2008
	16.961723	18.098184	6.70%	244,888	2007
	15.123212	16.961723	12.16%	47,799	2006
	14.285289	15.123212	5.87%	2,090	2005
	13.186947	14.285289	8.33%	205	2004
	10.000000	13.186947	31.87%	0	2003*

NVIT NVIT Real Estate Fund: Class II - Q/NQ	5.591849	7.217882	29.08%	43,199	2009
	10.000000	5.591849	-44.08%	991	2008*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Short Term Bond Fund: Class II - Q/NQ	9.870265	10.455700	5.93%	195,686	2009
	10.000000	9.870265	-1.30%	20,126	2008*

NVIT Oppenheimer NVIT Large Cap Growth Fund: Class II - Q/NQ	10.000000	12.942109	29.42%	8,346	2009*

NVIT Templeton NVIT International Value Fund: Class III - Q/NQ	10.000000	12.938556	29.39%	394,858	2009*

NVIT Van Kampen NVIT Comstock Value Fund: Class II – Q/NQ	11.131655	14.121341	26.86%	119,592	2009
	17.928436	11.131655	-37.91%	82,586	2008
	18.614172	17.928436	-3.68%	179,322	2007
	16.286496	18.614172	14.29%	47,395	2006
	15.841193	16.286496	2.81%	10,308	2005
	13.680090	15.841193	15.80%	1,120	2004
	10.000000	13.680090	36.80%	703	2003*

Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA: Service Shares – Q/NQ	9.656422	13.766817	42.57%	21,547	2009
	17.968907	9.656422	-46.26%	17,799	2008
	15.958182	17.968907	12.60%	16,584	2007
	14.984169	15.958182	6.50%	13,582	2006
	14.447854	14.984169	3.71%	14,348	2005
	13.702040	14.447854	5.44%	7,649	2004
	10.000000	13.702040	37.02%	3,174	2003*

Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA: Class 4 – Q/NQ	9.366295	12.911185	37.85%	49,820	2009
	15.876156	9.366295	-41.00%	50,285	2008
	15.136640	15.876156	4.89%	51,881	2007
	13.036321	15.136640	16.11%	24,141	2006
	11.557400	13.036321	12.80%	17,122	2005
	10.000000	11.557400	15.57%	3,719	2004*

Oppenheimer Variable Account Funds – Oppenheimer High Income Fund/VA: Class 4 – Q/NQ	2.024159	2.530725	25.03%	2,883	2009
	9.577818	2.024159	-78.87%	1,281	2008
	10.000000	9.577818	-4.22%	1,043	2007*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Oppenheimer Variable Account Funds – Oppenheimer Main Street Fund®/VA: Service Shares – Q/NQ	10.541795	13.344466	26.59%	329,927	2009
	17.367569	10.541795	-39.30%	336,948	2008
	16.861761	17.367569	3.00%	244,348	2007
	14.856255	16.861761	13.50%	61,433	2006
	14.205526	14.856255	4.58%	12,271	2005
	13.159987	14.205526	7.94%	4,658	2004
	10.000000	13.159987	31.60%	4,183	2003*

Oppenheimer Variable Account Funds – Oppenheimer Main Street Small Cap Fund®/VA: Service Shares – Q/NQ	13.152903	17.806039	35.38%	30,857	2009
	21.451962	13.152903	-38.69%	106,023	2008
	21.998076	21.451962	-2.48%	63,206	2007
	19.398617	21.998076	13.40%	17,254	2006
	17.877033	19.398617	8.51%	8,239	2005
	15.166871	17.877033	17.87%	612	2004
	10.000000	15.166871	51.67%	271	2003*

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (unhedged): Advisor Class - Q/NQ	10.000000	10.885591	8.86%	14,357	2009*

PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class - Q/NQ	10.000000	10.965168	9.65%	253,219	2009*

T. Rowe Price Equity Series, Inc. – T. Rowe Price Blue Chip Growth Portfolio: Class II – Q/NQ	7.663233	10.746307	40.23%	55,699	2009
	13.511241	7.663233	-43.28%	246,334	2008
	12.145470	13.511241	11.25%	97,925	2007
	11.232333	12.145470	8.13%	5,878	2006
	10.000000	11.232333	12.32%	2,306	2005*

T. Rowe Price Equity Series, Inc. – T. Rowe Price Equity Income Portfolio: Class II – Q/NQ	7.957876	9.857692	23.87%	115,772	2009
	12.625051	7.957876	-36.97%	76,850	2008
	12.390825	12.625051	1.89%	50,252	2007
	10.559194	12.390825	17.35%	14,741	2006
	10.000000	10.559194	5.59%	3,876	2005*

The Universal Institutional Funds, Inc. – Core Plus Fixed Income Portfolio: Class II – Q/NQ	10.126842	10.954949	8.18%	26,649	2009
	11.435078	10.126842	-11.44%	296,692	2008
	10.989490	11.435078	4.05%	280,216	2007
	10.729318	10.989490	2.42%	47,086	2006
	10.437713	10.729318	2.79%	6,577	2005
	10.140764	10.437713	2.93%	1,983	2004
	10.000000	10.140764	1.41%	0	2003*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Large Company Growth Fund - Q/NQ	6.107583	8.660603	41.80%	0	2009
	10.122496	6.107583	-39.66%	0	2008

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Small Cap Growth Fund - Q/NQ	6.126378	9.248681	50.96%	25,973	2009
	10.575221	6.126378	-42.07%	0	2008
	10.000000	10.575221	5.75%	0	2007*

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Small Cap Value Fund - Q/NQ	9.444451	5.179306	-45.16%	1,261	2009
	10.575221	9.444451	-42.07%	0	2008

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Total Return Bond Fund - Q/NQ	10.461233	11.587110	10.76%	0	2009
	10.330612	10.461233	1.26%	0	2008

Maximum Contract Options Elected (Total 2.55%)
(Variable account charges of 2.55% of the daily net assets of the variable account)
Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

AllianceBernstein Variable Products Series Fund, Inc. – AllianceBernstein Small/Mid Cap Value Portfolio: Class B – Q/NQ	12.171559	16.920857	39.02%	0	2009

American Century Variable Portfolios II, Inc. – American Century VP Inflation Protection Fund: Class II – Q/NQ	10.639708	11.427508	7.40%	0	2009

American Century Variable Portfolios, Inc. – American Century VP Mid Cap Value Fund: Class II – Q/NQ	9.108360	11.521407	26.49%	0	2009

American Century Variable Portfolios, Inc. – American Century VP Value Fund: Class II – Q/NQ	11.620140	13.557166	16.67%	0	2009

BlackRock Variable Series Funds, Inc - BlackRock Global Allocation V.I. Fund: Class III - Q/NQ	10.000000	11.969753	19.70%	0	2009*

Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio: Service Shares – Q/NQ	13.004399	15.844234	21.84%	0	2009

Dreyfus Stock Index Fund, Inc.: Service Shares – Q/NQ	10.112851	12.421688	22.83%	0	2009

Dreyfus Variable Investment Fund – Appreciation Portfolio: Service Shares – Q/NQ	10.498713	12.505268	19.11%	0	2009

Federated Insurance Series – Federated Quality Bond Fund II: Service Shares – Q/NQ	9.400709	11.007581	17.09%	0	2009

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – Fidelity VIP Freedom 2010 Portfolio: Service Class 2 – Q/NQ	8.731219	10.546844	20.79%	0	2009

Fidelity Variable Insurance Products Fund – Fidelity VIP Freedom 2020 Portfolio: Service Class 2 – Q/NQ	8.339025	10.446336	25.27%	0	2009

Fidelity Variable Insurance Products Fund – Fidelity VIP Freedom 2030 Portfolio: Service Class 2 – Q/NQ	7.982886	10.204831	27.83%	0	2009

Fidelity Variable Insurance Products Fund – VIP Contrafund® Portfolio: Service Class 2 – Q/NQ	11.709474	15.458105	32.01%	0	2009

Fidelity Variable Insurance Products Fund – VIP Energy Portfolio: Service Class 2 – Q/NQ	9.519567	13.690020	43.81%	0	2009

Fidelity Variable Insurance Products Fund – VIP Equity-Income Portfolio: Service Class 2 – Q/NQ	9.733362	12.319644	26.57%	0
					2009

Fidelity Variable Insurance Products Fund – VIP Growth Portfolio: Service Class 2 – Q/NQ	9.330044	11.634753	24.70%	0	2009

Fidelity Variable Insurance Products Fund – VIP Investment Grade Bond Portfolio: Service Class 2 – Q/NQ	9.964971	11.213147	12.53%	0	2009

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Fidelity Variable Insurance Products Fund – VIP Mid Cap Portfolio: Service Class 2 – Q/NQ	14.376832	19.579731	36.19%	0	2009

Fidelity Variable Insurance Products Fund – VIP Overseas Portfolio: Service Class 2R – Q/NQ	9.059475	11.141449	22.98%	0	2009

Franklin Templeton Variable Insurance Products Trust – Franklin Income Securities Fund: Class 2 – Q/NQ	7.640967	10.096749	32.14%	0	2009

Franklin Templeton Variable Insurance Products Trust – Franklin Small Cap Value Securities Fund: Class 2 – Q/NQ	12.909587	16.248200	25.86%	0	2009

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2 - Q/NQ	6.542223	8.304096	26.93%	0	2009

Franklin Templeton Variable Insurance Products Trust – Templeton Developing Markets Securities Fund: Class 3 – Q/NQ	9.092581	15.296879	68.23%	0	2009

Franklin Templeton Variable Insurance Products Trust – Templeton Foreign Securities Fund: Class 3 – Q/NQ	9.486961	12.683992	33.70%	0	2009

Franklin Templeton Variable Insurance Products Trust – Templeton Global Bond Securities Fund: Class 3 – Q/NQ	11.960959	13.834107	15.66%	0	2009

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

Invesco - Invesco V.I. Capital Appreciation Fund: Series II - Q/NQ	9.124231	10.733773	17.64%	0	2009

Invesco - Invesco V.I. Capital Development Fund: Series II - Q/NQ	10.395982	14.384907	38.37%	0	2009

Ivy Fund Variable Insurance Portfolios, Inc. - Asset Strategy - Q/NQ	10.000000	11.761044	17.61%	0	2009*

Janus Aspen Series – Forty Portfolio: Service Shares – Q/NQ	11.964347	17.024431	42.29%	0	2009

Janus Aspen Series – Overseas Portfolio: Service II Shares – Q/NQ	12.081098	21.082467	74.51%	0

MFS® Variable Insurance Trust – MFS Value Series: Service Class – Q/NQ	12.170575	14.522997	19.33%	0	2009

Neuberger Berman Advisers Management Trust – AMT Short Duration Bond Portfolio: I Class – Q/NQ	8.465200	9.348803	10.44%	0	2009

Neuberger Berman Advisers Management Trust – AMT Small Cap Growth Portfolio: S Class – Q/NQ	8.701066	10.408503	19.62%	0	2009

Neuberger Berman Advisers Management Trust – AMT Socially Responsive Portfolio: I Class – Q/NQ	6.070614	7.765678	27.92%	0	2009

NVIT AllianceBernstein NVIT Global Fixed Income Fund: Class III - Q/NQ	10.000000	11.223744	12.24%	0	2009

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT American Century NVIT Multi Cap Value Fund: Class II - Q/NQ	10.000000	12.337108	23.37%	0	2009*

NVIT American Funds NVIT Asset Allocation Fund: Class II – Q/NQ	7.344487	8.833028	20.27%	0	2009

NVIT American Funds NVIT Bond Fund: Class II – Q/NQ	9.130214	9.978477	9.29%	0	2009

NVIT American Funds NVIT Global Growth Fund: Class II– Q/NQ	7.101625	9.799774	37.99%	0	2009

NVIT American Funds NVIT Growth Fund: Class II – Q/NQ	6.038560	8.166735	35.24%	0	2009

NVIT American Funds NVIT Growth-Income Fund: Class II – Q/NQ	5.868092	7.473482	27.36%	0	2009

NVIT Federated NVIT High Income Bond Fund: Class III – Q/NQ	7.866527	11.198674	42.36%	0	2009

NVIT Gartmore NVIT International Equity Fund: Class VI - Q/NQ	5.413580	6.829224	26.15%	0	2009

NVIT Gartmore NVIT Worldwide Leaders Fund: Class VI - Q/NQ	10.000000	13.187850	31.88%	0	2009*

NVIT Neuberger Berman NVIT Multi Cap Opportunities Fund: Class II - Q/NQ	5.065862	7.551323	49.06%	0	2009

NVIT Neuberger Berman NVIT Socially Responsible Fund: Class II - Q/NQ	6.070614	7.765678	27.92%	0	2009

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT CardinalSM Aggressive Fund: Class II - Q/NQ	6.303170	7.935787	25.90%	0	2009

NVIT NVIT CardinalSM Balanced Fund: Class II - Q/NQ	7.852379	9.168916	16.77%	0	2009

NVIT NVIT CardinalSM Capital Appreciation Fund: Class II - Q/NQ	7.136271	8.634762	21.00%	0	2009

NVIT NVIT CardinalSM Conservative Fund: Class II - Q/NQ	8.993013	9.904798	10.14%	0	2009

NVIT NVIT CardinalSM Moderate Fund: Class II - Q/NQ	7.491083	8.902263	18.84%	0	2009

NVIT NVIT CardinalSM Moderately Aggressive Fund: Class II - Q/NQ	6.776253	8.358577	23.35%	0	2009

NVIT NVIT CardinalSM Moderately Conservative Fund: Class II - Q/NQ	8.229175	9.437218	14.68%	0	2009

NVIT NVIT Core Bond Fund: Class II - Q/NQ	9.753752	10.321677	5.82%	0	2009

NVIT NVIT Core Plus Bond Fund: Class II - Q/NQ	9.759531	11.073984	13.47%	0	2009

NVIT NVIT Emerging Markets Fund: Class VI - Q/NQ	11.655901	18.524835	58.93%	0	2009

NVIT NVIT Government Bond Fund: Class I – Q/NQ	11.147169	11.154997	0.07%	0	2009

NVIT NVIT International Index Fund: Class VIII – Q/NQ	6.369716	7.983117	25.33%	0	2009

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Investor Destinations Aggressive Fund: Class II – Q/NQ	11.512141	14.270643	23.96%	0	2009

NVIT NVIT Investor Destinations Balanced Fund: Class II - Q/NQ	10.000000	11.441283	14.41%	0	2009*

NVIT NVIT Investor Destinations Capital Appreciation Fund: Class II - Q/NQ	10.000000	11.995956	19.96%	0	2009*

NVIT NVIT Investor Destinations Conservative Fund: Class II – Q/NQ	10.635584	11.305970	6.30%	0	2009

NVIT NVIT Investor Destinations Moderate Fund: Class II – Q/NQ	11.102684	12.889966	16.10%	0	2009

NVIT NVIT Investor Destinations Moderately Aggressive Fund: Class II – Q/NQ	11.390121	13.807159	21.22%	0	2009

NVIT NVIT Investor Destinations Moderately Conservative Fund: Class II – Q/NQ	10.896205	12.164556	11.64%	0	2009

NVIT NVIT Mid Cap Index Fund: Class I – Q/NQ	12.153449	16.196685	33.27%	0	2009

NVIT NVIT Money Market Fund: Class I – Q/NQ	9.985606	9.735058	-2.51%	0	2009

NVIT NVIT Multi Sector Bond Fund: Class I – Q/NQ	9.391312	11.383200	21.21%	0	2009

NVIT NVIT Multi-Manager International Growth Fund: Class VI - Q/NQ	6.019470	7.984057	32.64%	0	2009

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT NVIT Multi-Manager International Value Fund: Class VI – Q/NQ	7.730977	9.755630	26.19%	0	2009

NVIT NVIT Multi-Manager Large Cap Growth Fund: Class II - Q/NQ	6.251616	7.880412	26.05%	0	2009

NVIT NVIT Multi-Manager Large Cap Value Fund: Class II - Q/NQ	6.239816	7.747515	24.16%	0	2009

NVIT NVIT Multi-Manager Mid Cap Growth Fund: Class II - Q/NQ	6.162707	7.609490	23.48%	0	2009

NVIT NVIT Multi-Manager Mid Cap Value Fund: Class II - Q/NQ	6.642101	8.444937	27.14%	0	2009

NVIT NVIT Multi-Manager Small Cap Growth Fund: Class II – Q/NQ	8.804755	10.912901	23.94%	0	2009

NVIT NVIT Multi-Manager Small Cap Value Fund: Class II – Q/NQ	12.883408	15.801537	22.65%	0	2009

NVIT NVIT Multi-Manager Small Company Fund: Class II – Q/NQ	11.925620	15.622746	31.00%	0	2009

NVIT NVIT Nationwide Fund: Class II – Q/NQ	9.581929	11.723931	22.35%	0	2009

NVIT NVIT Real Estate Fund: Class II - Q/NQ	5.536549	7.041577	27.18%	0	2009

NVIT NVIT Short Term Bond Fund: Class II - Q/NQ	9.773555	10.201506	4.38%	0	2009

NVIT Oppenheimer NVIT Large Cap Growth Fund: Class II - Q/NQ	10.000000	12.815268	28.15%	0	2009*

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

NVIT Templeton NVIT International Value Fund: Class III - Q/NQ	10.000000	12.811727	28.12%	0	2009*

NVIT Van Kampen NVIT Comstock Value Fund: Class II – Q/NQ	10.206059	12.757362	25.00%	0	2009

Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA: Class 4 – Q/NQ	8.742977	11.875245	35.83%	0	2009

Oppenheimer Variable Account Funds – Oppenheimer Global Securities Fund/VA: Service Shares – Q/NQ	13.275934	18.028802	35.80%	0	2009

Oppenheimer Variable Account Funds – Oppenheimer High Income Fund/VA: Class 4 – Q/NQ	1.974736	2.432758	23.19%	0	2009

Oppenheimer Variable Account Funds – Oppenheimer Main Street Fund®/VA: Service Shares – Q/NQ	9.665322	12.055541	24.73%	0	2009

Oppenheimer Variable Account Funds – Oppenheimer Main Street Small Cap Fund®/VA: Service Shares – Q/NQ	12.059435	16.086219	33.39%	0	2009

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (unhedged): Advisor Class - Q/NQ	10.000000	10.778640	7.79%	0	2009

PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class - Q/NQ	10.000000	10.857437	8.57%	0	2009

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

T. Rowe Price Equity Series, Inc. – T. Rowe Price Blue Chip Growth Portfolio: Class II – Q/NQ	7.259094	10.030401	38.18%	0	2009

T. Rowe Price Equity Series, Inc. – T. Rowe Price Equity Income Portfolio: Class II – Q/NQ	7.538224	9.200903	22.06%	0	2009

The Universal Institutional Funds, Inc. – Core Plus Fixed Income Portfolio: Class II – Q/NQ	9.313512	9.927442	6.59%	0	2009

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Large Company Growth Fund - Q/NQ	6.442159	9.001151	39.72%	0	2009

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Small Cap Growth Fund - Q/NQ	8.346733	12.415878	48.75%	0	2009

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Small Cap Value Fund - Q/NQ	8.346733	12.415878	48.75%	0	2009

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Total Return Bond Fund - Q/NQ	10.405273	11.356156	9.14%	0	2009

Appendix C: Contract Types and Tax Information

Types of Contracts

The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code.  Following is a general description of the various contract types.  Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on contract type.

Charitable Remainder Trusts

Charitable Remainder Trusts are trusts that meet the requirements of Section 664 of the Internal Revenue Code.  Non-Qualified Contracts that are issued to Charitable Remainder Trusts will differ from other Non-Qualified Contracts in three respects:

(1)	Waiver of CDSC. In addition to the CDSC-free withdrawal privilege available to all contracts, Charitable Remainder Trusts may also withdraw the difference between:

a)	the Contract Value on the day before the withdrawal; and

b)	the total amount of purchase payments made to the contract (less an adjustment for amounts surrendered).

(2)
Contract ownership at annuitization.  On the Annuitization Date, if the contract owner is a Charitable Remainder Trust, the Charitable Remainder Trust will continue to be the contract owner and the Annuitant will NOT become the contract owner.

(3)
Recipient of death benefit proceeds.  With respect to the death benefit proceeds, if the contract owner is a Charitable Remainder Trust, the death benefit is payable to the Charitable Remainder Trust.  Any designation in conflict with the Charitable Remainder Trust's right to the death benefit will be void.

While these provisions are intended to facilitate a Charitable Remainder Trust's ownership of this contract, the rules governing Charitable Remainder Trusts are numerous and complex.  A Charitable Remainder Trust that is considering purchasing this contract should seek the advice of a qualified tax and/or financial adviser prior to purchasing the contract.  An annuity that has a Charitable Remainder Trust endorsement is not a charitable remainder trust; the endorsement is merely to facilitate ownership of the contract by a Charitable Remainder Trust.

Investment Only (Qualified Plans)

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan.  The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust,

summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.

Individual Retirement Annuities (IRAs)

IRAs are contracts that satisfy the provisions of Section 408(b) of the Internal Revenue Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $5,000; if the contract owner is age 50 or older, the annual premium cannot exceed $6,000 (although rollovers of greater amounts from qualified plans, Tax Sheltered Annuities and other IRAs can be received);

•	certain minimum distribution requirements must be satisfied after the owner attains the age of 70½;

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

IRAs may receive rollover contributions from other Individual Retirement Accounts, other Individual Retirement Annuities, Tax Sheltered Annuities, certain 457 governmental plans and qualified retirement plans (including 401(k) plans).

When the owner of an IRA attains the age of 70½, the Internal Revenue Code requires that certain minimum distributions be made.  In addition, upon the death of the owner of an IRA, mandatory distribution requirements are imposed by the Internal Revenue Code to ensure distribution of the entire Contract Value within the required statutory period.  Due to recent changes in Treasury Regulations, the amount used to compute the mandatory distributions may exceed the Contract Value.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established and the annuity contract's IRA endorsement.

Non-Qualified Contracts

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA, a Simple IRA, or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.

Non-Qualified contracts that are owned by natural persons allow the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.  Non-Qualified contracts that are owned by non-natural persons, such as trusts, corporations and partnerships are generally subject to current income tax on the income earned inside the contract, unless the non-natural person owns the contract as an "agent" of a natural person.

Roth IRAs

Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Internal Revenue Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $5,000; if the contract owner is age 50 or older, the annual premium cannot exceed $6,000 (although rollovers of greater amounts from other Roth IRAs and IRAs can be received);

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an IRA or another eligible retirement plan; however, the amount rolled over from the IRA or other eligible retirement plan to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to rollover amounts from an IRA or other eligible retirement plan to a Roth IRA.

For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established and the annuity contract's IRA endorsement.

Simplified Employee Pension IRAs (SEP IRA)

A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA subject to the same restrictions and limitations as an IRA.  In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Internal Revenue Code and the written plan.

A SEP IRA plan must satisfy:

•	minimum participation rules;

•	top-heavy contribution rules;

•	nondiscriminatory allocation rules; and

•	requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

When the owner of a SEP IRA attains the age of 70½, the Internal Revenue Code requires that certain minimum distributions be made.  Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the Contract Value.  In addition, upon the death of the owner of a SEP IRA, mandatory distribution requirements are imposed by the Internal Revenue Code to ensure distribution of the entire Contract Value within the required statutory period.

Simple IRAs

A Simple IRA is an individual retirement annuity that is funded exclusively by a qualified salary reduction arrangement and satisfies:

•	vesting requirements;

•	participation requirements; and

•	administrative requirements.

The funds contributed to a Simple IRA cannot be commingled with funds in IRAs or SEP IRAs.

A Simple IRA cannot receive rollover distributions except from another Simple IRA.

When the owner of Simple IRA attains the age of 70½, the Internal Revenue Code requires that certain minimum distributions be made. Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the Contract Value.

In addition, upon the death of the owner of a Simple IRA, mandatory distribution requirements are imposed by the Internal Revenue Code to ensure distribution of the entire Contract Value within the required statutory period.

Tax Sheltered Annuities

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees.  These annuity contracts are often referred to as Tax Sheltered Annuities.

Final 403(b) Regulations issued by the Internal Revenue Service impose certain restrictions on non-taxable transfers or exchanges of one 403(b) Tax Sheltered Annuity contract for another.  Nationwide will no longer issue or accept applications for new and/or in-service transfers to new or existing Nationwide individual 403(b) Tax Sheltered Annuity contracts used for salary reduction plans not subject to ERISA.  Nationwide will continue to accept applications and in-service transfers for individual 403(b) Tax Sheltered Annuity contracts used for 403(b) plans that are subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

Purchase payments made to Tax Sheltered Annuities are excludable from the income of the employee, up to statutory maximum amounts.  These amounts should be set forth in the plan adopted by the employer.

Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred.

When the owner of a Tax Sheltered Annuity attains the age of 70½, the Internal Revenue Code requires that certain minimum distributions be made.  Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the Contract Value.  In addition, upon the death of the owner of a Tax Sheltered Annuity, mandatory distribution requirements are imposed by the Internal Revenue Code to ensure distribution of the entire Contract Value within the required statutory period.

Commencing in 2009, Tax Sheltered Annuities must be issued pursuant to a written plan, and the plan must satisfy various administrative requirements.  You should check with your employer to ensure that these requirements will be satisfied in a timely manner.

Federal Tax Considerations

Federal Income Taxes

The tax consequences of purchasing a contract described in this prospectus will depend on:

•	the type of contract purchased;

•	the purposes for which the contract is purchased; and

•	the personal circumstances of individual investors having interests in the contracts.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation.  Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

Representatives of the Internal Revenue Service have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the Internal Revenue Service issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment.  The Internal Revenue Service has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment.  The revenue ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under Section 72 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401 and 408(a), of the Internal Revenue Code), tax advantages enjoyed by the contract owner and/or Annuitant may relate to participation in the plan rather than ownership of the annuity contract.  Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts.  In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes.  The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus.  Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed.  Nothing in this prospectus should be considered to be tax advice.  Contract owners and prospective contract owners should consult a financial consultant, tax adviser or legal counsel to discuss the taxation and use of the contracts.

IRAs, SEP IRAs and Simple IRAs

Distributions from IRAs, SEP IRAs and Simple IRAs are generally taxed as ordinary income when received.  If any of the amounts contributed to the Individual Retirement Annuity was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to the regular income tax, and an additional penalty tax of 10% is generally applicable.  (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2-year period beginning on the date that the individual first participated in the Simple IRA.)  The 10% penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	used for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions."  A "qualified distribution" is one that satisfies the five-year rule and meets one of the following requirements:

•	it is made on or after the date on which the contract owner attains age 59½;

•	it is made to a beneficiary (or the contract owner's estate) on or after the death of the contract owner;

•	it is attributable to the contract owner's disability; or

•	it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The five-year rule generally is satisfied if the distribution is not made within the five year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not included in gross income for federal income tax purposes.

A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA.  Any non-qualified distribution in excess of total contributions is includable in the contract owner's gross income as ordinary income in the year that it is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an IRA prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received.  A portion of each distribution after the Annuitization Date is excludable from income based on a formula established pursuant to the Internal Revenue Code.  The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered.  Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary; or

•	made to the owner after separation from service with his or her employer after age 55.

A loan from a Tax Sheltered Annuity generally is not considered to be a distribution, and is therefore generally not taxable.  However, if the loan is not repaid in accordance with the repayment schedule, the entire balance of the loan would be treated as being in default, and the defaulted amount would be treated as being distributed to the participant as a taxable distribution.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Annuity Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the Annuitization Date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner's investment in the contract at the time of the distribution.  In general, the investment in the contract is equal to the purchase payments made with after-tax dollars.  Distributions, for this purpose, include full and partial surrenders, any portion of the contract that is assigned or pledged, amounts borrowed from the contract, or any portion of the contract that is transferred by gift.  For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the Annuitant are not the same individual.

With respect to annuity distributions on or after the Annuitization Date, a portion of each annuity payment is excludable from taxable income.  The amount excludable from each annuity payment is determined by multiplying the annuity payment by a fraction which is equal to the contract owner's investment in the contract, divided by the expected return on the contract.  Once the entire investment in the contract is recovered, all distributions are fully includable in income.  The maximum amount excludable from income is the investment in the contract.  If the Annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the Annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982.  For those contracts, distributions that are made prior to the Annuitization Date are treated first as a recovery of the investment in the contract as of that date.  A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½.  The amount of the penalty is 10% of the portion of any distribution that is includable in gross income.  The penalty tax does not apply if the distribution is:

•	the result of a contract owner's death;

•	the result of a contract owner's disability (as defined in the Internal Revenue Code);

•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

•	is allocable to an investment in the contract before August 14, 1982.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals.  Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code.  Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned.  Taxation is not deferred, even if the income is not distributed out of the contract.  The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts.  For purposes of the non-natural persons rule, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual.  This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral.  However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural persons rules also do not apply to contracts that are:

•	acquired by the estate of a decedent by reason of the death of the decedent;

•	issued in connection with certain qualified retirement plans and individual retirement plans;

•	purchased by an employer upon the termination of certain qualified retirement plans; or

•	immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.

If the Annuitant dies before the contract is completely distributed, the balance may be included in the Annuitant's gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the Annuitant.

Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal

In March 2008, the IRS issued Rev. Proc. 2008-24, which addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract.  A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under section 1035 of the Internal Revenue Code if, for a period of at least 12 months from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange.  In addition, the tax-free status of the exchange may still be preserved despite a distribution or surrender from either contract if the contract owner can show that between the date of the direct transfer and the distribution or surrender, one of the conditions described under section 72(q)(2) of the Internal Revenue Code that would exempt the distribution from the 10% early distribution penalty (such as turning age 59½, or becoming disabled; but not a series of substantially equal periodic payments or an immediate annuity) or "other similar life event" such as divorce or loss of employment occurred.  Absent a showing of such an occurrence, Rev. Proc. 2008-24 concludes that the direct transfer would fail to qualify as a tax-free 1035 exchange, and the full amount transferred from the original contract would be treated as a taxable distribution, followed by the purchase of a new annuity contract.  Rev. Proc. 2008-24 applies to direct transfers completed on or after June 30, 2008.  Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax adviser.

Taxation of Lifetime Surrenders Under the CPPLI Option or a Lifetime Income Option

While the tax treatment for surrenders for benefits such as the CPPLI Option and the 5%, 7% or 10% Lifetime Income Option is not clear under federal tax law, Nationwide intends to treat surrenders under these options as taxable to the extent that the cash value of the contract exceeds the contract owner's investment at the time of the surrender.  Specifically, we intend to treat the following amount of each surrender as a taxable distribution:

The greater of:

(1)	A – C; or

(2)	B – C,

Where

A = the Contract Value immediately before the surrender;

B = the guaranteed annual benefit amount immediately before the surrender; and

C = the remaining investment in the contract.

In certain circumstances, this treatment could result in your Contract Value being less than your investment in the contract after such a surrender.  If you subsequently surrender your contract under such circumstances, you would have a loss that may be deductible.  If you purchase one of these options in an IRA, surrenders in excess of the annual benefit amount may be required to satisfy the minimum distribution requirements under the Internal Revenue Code.  Please consult a qualified tax adviser.

Same-sex marriages, domestic partnership and other similar relationships

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

Exchanges

As a general rule, federal income tax law treats exchanges of property in the same manner as a sale of the property.  However, pursuant to Section 1035 of the Code, an annuity contract may be exchanged tax-free for another annuity, provided that the obligee (the person to whom the annuity obligation is owed) is the same for both contracts.  If the exchange includes the receipt of property in addition to another annuity contract, such as cash, special rules may cause a portion of the transaction to be taxable.

In March 2008, the IRS issued Rev. Proc. 2008-24, which addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract, sometimes referred to as a "partial exchange."  A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under section 1035 of the Internal Revenue Code if, for a period of at least 12 months from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange.  In addition, the tax-free status of the exchange may still be preserved despite a distribution or surrender from either contract if the contract owner can show that between the date of the direct transfer and the distribution or surrender, one of the conditions described under section 72(q)(2) of the Internal Revenue Code that would exempt the distribution from the 10% early distribution penalty (such as turning age 59½, or becoming disabled; but not a series of substantially equal periodic payments or an immediate annuity) or "other similar life event" such as divorce or loss of employment occurred.  Absent a showing of such an occurrence, Rev. Proc. 2008-24 concludes that the direct transfer would fail to qualify as a tax-free 1035 exchange, and the full amount transferred from the original contract would be treated as a taxable distribution, followed by the purchase of a new annuity contract.  Rev. Proc. 2008-24 applies to direct transfers completed on or after June 30, 2008.

Withholding

Pre-death distributions from the contracts are subject to federal income tax.  Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise.  If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

•
the distribution is made directly to another Tax Sheltered Annuity, qualified pension or profit-sharing plan described in section 401(a), an eligible deferred compensation plan described in section 457(b) which is maintained by an eligible employer described in section 457(e)(1)(A) or IRA; or

•	the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, under some circumstances, the Internal Revenue Code will not permit contract owners to waive withholding.  Such circumstances include:

•	if the payee does not provide Nationwide with a taxpayer identification number; or

•	if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding.  The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the amount of income that is distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.

Nationwide is required to withhold this amount and send it to the Internal Revenue Service.  Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies.  In order to obtain the benefits of such a treaty, the non-resident alien must:

(1)	provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and

(2)	provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another exemption from the 30% withholding rate is for the non-resident alien to provide Nationwide with sufficient evidence that:

(1)	the distribution is connected to the non-resident alien's conduct of business in the United States;

(2)	the distribution is includable in the non-resident alien's gross income for United States federal income tax purposes; and

(3)	provide Nationwide with a properly completed withholding certificate claiming the exemption.

Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons, including back-up withholding, which is currently at a rate of 28%, if a correct taxpayer identification number is not provided.

Federal Estate, Gift and Generation Skipping Transfer Taxes

The following transfers may be considered a gift for federal gift tax purposes:

•	a transfer of the contract from one contract owner to another; or

•	a distribution to someone other than a contract owner.

Upon the contract owner's death, the value of the contract may be subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any.  A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

a)	an individual who is two or more generations younger than the contract owner; or

b)	certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not two or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:

•	who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or
•	who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.
If a transfer is a direct skip, Nationwide may be required to deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

Charge for Tax

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts.  If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

Diversification

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts.  A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

•	the failure to diversify was accidental;

•	the failure is corrected; and

•	a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract.  Nationwide believes that the investments underlying this contract meet these diversification requirements.

Tax Changes

The foregoing tax information is based on Nationwide's understanding of federal tax laws.  It is NOT intended as tax advice.  All information is subject to change without notice.  You should consult with your personal tax and/or financial adviser for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted.  EGTRRA made numerous changes to the Internal Revenue Code, including the following:

•	generally lowering federal income tax rates;

•	increasing the amounts that may be contributed to various retirement plans, such as IRAs, Tax Sheltered Annuities and Qualified Plans;

•	increasing the portability of various retirement plans by permitting IRAs, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

•	eliminating and/or reducing the highest federal estate tax rates;

•	increasing the estate tax credit; and

•	for persons dying after 2009, repealing the estate tax.

In 2006, the Pension Protection Act of 2006 made permanent the EGTRRA provisions noted above that increase the amounts that may be contributed to various retirement plans and that increase the portability of various retirement plans.  However, all of the other changes resulting from EGTRRA are scheduled to "sunset," or become ineffective, after December 31, 2010 unless they are extended by additional legislation.  If changes resulting from EGTRRA are not extended, beginning January 1, 2011, the Internal Revenue Code will be restored to its pre-EGTRRA form.  This creates uncertainty as to future tax requirements and implications.  Please consult a qualified tax or financial adviser for further information relating to EGTRRA and other tax issues.

Required Distributions

Any distribution paid that is NOT due to payment of the death benefit may be subject to a CDSC.

The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus.  Following is an overview of the required distribution rules applicable to each type of contract.  Please consult a qualified tax or financial adviser for more specific required distribution information.

Required Distributions – General Information

In general, a beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner's death.  The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, SEP IRAs, Simple IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the Annuitant, or that are made from Non-Qualified Contracts after the death of the contract owner.  A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract.  Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner.  How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries.  For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner's death.  For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until September 30 of the year following the contract owner's death.  If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period.  Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

Required Distributions for Non-Qualified Contracts

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies.  The following distributions will be made in accordance with the following requirements:

(1)
If any contract owner dies on or after the Annuitization Date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

(2)
If any contract owner dies before the Annuitization Date, then the entire interest in the contract (consisting of either the death benefit or the Contract Value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner's death, provided however:

a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary.  Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit.  Any distributions required under these distribution rules will be made upon that spouse's death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

a)	the death of the Annuitant will be treated as the death of a contract owner;

b)	any change of Annuitant will be treated as the death of a contract owner; and

c)	in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

Required Distributions for Tax Sheltered Annuities, IRAs, SEP IRAs, Simple IRAs and Roth IRAs

Distributions from a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  Distributions may be paid in a lump sum or in substantially equal payments over:

a)	the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or

b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner.  If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Treasury Regulation 1.401(a)(9)-9.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For IRAs, SEP IRAs and Simple IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA or Simple IRA of the contract owner.

The Worker, Retiree, and Employer Recovery Act of 2008 provides that the normal required distribution rules will not be applicable to defined contribution plans (which generally includes IRAs, TSAs and SEP IRAs) during 2009.  However, annuitized distributions from such plans may not receive the same exception and should continue to be made.  Consequently, if you desire to forego the distribution that would be required to be made to you during 2009, you should consult with your adviser and notify us of your decision.

If the contract owner's entire interest in a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date.  The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

Due to recent changes in Treasury Regulations, the amount used to compute the minimum distribution requirement may exceed the Contract Value.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA) or before the entire Contract Value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

a)
if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death.  For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

b)
if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

c)	if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the contract owner's death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

a)
if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death.  For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the greater of (a) the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by one for each year thereafter; or (b) the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

b)
if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the greater of (a) the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by one for each year thereafter; or (b) the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

c)
if there is no designated beneficiary, the applicable distribution period is the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by one for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For IRAs, SEP IRAs and Simple IRAs, all or a portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates.  The portion of a distribution that is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution.  The owner of an IRA, SEP IRA or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all IRAs, SEP IRAs or Simple IRAs.

Distributions from Roth IRAs may be either taxable or

nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions."

Appendix D: State Variations

Described below are the variations to certain prospectus disclosure resulting from state law or the instruction provided by state insurance authorities as of the date of this prospectus.  Information regarding a state's requirements does not mean that Nationwide currently offers contracts within that jurisdiction.  These variations are subject to change without notice and additional variations may be imposed as required by specific states.  Please contact Nationwide or your registered representative for the most up to date information regarding state variations.

California- For contracts issued in the State of California, Nationwide will allocate initial purchase payments allocated to Sub-Accounts to the Fixed Account during the free look period.

Hawaii- Joint owners are not limited to spouses. See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

If the Contract has been altered, Nationwide may rescind the contract and return Contract Value (less any applicable Contingent Deferred Sales Charge and/or market value adjustment) any time during the two years following the Date of Issue or the lifetime of the Annuitant, whichever is shorter.  See "Synopsis of the Contracts" subsection "Purpose of the Contracts" earlier in this prospectus for more information.

Maryland- Transfers during the CPP Program Period are not permitted. See "Optional Contract Benefits, Charges and Deductions" subsection "Capital Preservation Plus Lifetime Income Option" subsection "Preservation Phase" earlier in this prospectus for more information.

Massachusetts- The Long-Term Care/Nursing Home Waiver and Terminal Illness Waiver is not available.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

For purpose of the 10% Lifetime Income Option, Underwritten Lump Sum Settlement Option, the settlement amount shall be based upon the attained age, and health information provided by the Contract Owner.  See "Optional Contract Benefits, Charges and Deductions" subsection "10% Lifetime Income Option" earlier in this prospectus for more information.

Minnesota- The 3% Extra Value Option is not available. See "Optional Contract Benefits, Charges and Deductions" subsection "Extra Value Options" earlier in this prospectus for more information.

New Jersey- Charitable Remainder Trust contract type is not available.  See "Synopsis of the Contracts" earlier in this prospectus for more information.

Joint owners are not limited to spouses. See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

The Beneficiary Protector II Option is not available. See "Optional Contract Benefits, Charges and Deductions" subsection "Beneficiary Protector II Option" earlier in this prospectus for more information.

The Long-Term Care/Nursing Home and Terminal Illness Waiver is not available.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

For CDSC-free partial surrenders, the amount required to meet IRC minimum distribution requirements is not included in the calculation to determine the amount that may be surrendered without CDSC.  See "Standard Charges and Deductions" subsection, "Contingent Deferred Sales Charge" subsection, and "Waiver of Contingent Deferred Sales Charge" earlier in this prospectus for more information.

The age based component of the calculation to determine the withdrawal amount that may be surrendered without CDSC under the Systematic Withdrawals program is not available.  See "Contract Owner Services" subsection "Systematic Withdrawals" earlier in this prospectus for more information.

Total purchase payments may not exceed $2,000,000 or ($1,000,000 if an optional rider is elected).  See "Synopsis of the Contracts" subsection "Minimum Initial and Subsequent Purchase Payments" earlier in this prospectus for more information.

A contract owner cannot meet the minimum initial purchase payment requirement by making purchase payments equal to the required minimum over the course of the first Contract Year.  See "Synopsis of the Contracts" subsection "Minimum Initial and Subsequent Purchase Payment" earlier in this prospectus for more information.

The calculations used to determine the amount of the One-Year Enhanced Death Benefit, One-Month Enhanced Death Benefit and Combination Enhanced Death Benefit if the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000 are not applicable.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus for more information.

For purpose of the Lifetime Income Option, the Spousal Continuation Benefit is replaced with the Secondary Lifetime Continuation Option allowing a joint determining life to receive the benefit associated with the Lifetime Income Option, under certain stated

conditions. See "Optional Contract Benefits, Charges and Deductions" subsection "Spousal Continuation Benefit" earlier in this prospectus for more information.

New York- The Long-Term Care/Nursing Home and Terminal Illness Waiver is not available.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

The Beneficiary Protector II Option is not available.  See "Optional Contract Benefits, Charges and Deductions" subsection "Beneficiary Protector II Option" earlier in this prospectus for more information.

Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

If no purchase payment is received three (3) years prior to the Annuitization Date and, if the net amount to be applied to any annuity payment option at the Annuitization Date is less than $2,000 Nationwide has the right to pay this amount in one lump sum instead of periodic annuity payments.  See "Annuitizing the Contract" subsection "Frequency and Amount of Annuity Payments" earlier in this prospectus for more information.

The Combination Enhanced Death Benefit Option is not available.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus for more information.

The One Month Enhanced Death Benefit Option is not available.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus for more information.

The Spousal Continuation Benefit is not available.  See "Optional Contract Benefits, Charges and Deductions" subsection "Spousal Continuation Benefit" earlier in this prospectus for more information.

The 5% Lifetime Income Option is only available for contracts issued in the State of New York.  See "Optional Contract Benefits, Charges and Deductions" subsection "5% Lifetime Income Option" earlier in this prospectus for more information.

The 10% Lifetime Income Option requires that the age of the person upon which the benefit depends (the "determining life") must be between 50 and 85 years old at the time of application.  For applications signed before May 1, 2010, the 10% Lifetime Income Option requires that the age of the person upon which the benefit depends (the "determining life") must be between 57 and 85 years old at the time of application.  See "10% Lifetime Income Option" earlier in this prospectus for more information.

The Extra Value Option forfeiture is not cliff in nature and scales down as follows 3-3-2-2-2-1-1-0 over the seven Contract Years during which recapture may occur.  See "Optional Contract Benefits, Charges and Deductions" subsection "Extra Value" earlier in this prospectus for more information.

The Fixed Account may be restricted or eliminated.  See "Investing in the Contract" subsection "The Fixed Account" earlier in this prospectus for more information.

North Dakota- The Beneficiary Protector II Option is not available. See "Optional Contract Benefits, Charges and Deductions" subsection "Beneficiary Protector II Option" earlier in this prospectus for more information.

Oregon- Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

The maximum transferable amount from the Fixed Account will never be less than 25% of the allocation reaching the end of an interest rate guarantee period.  See "Operation of the Contract" subsection "Transfers Prior to Annuitization" subsection "Transfers from the Fixed Account" earlier in this prospectus for more information.

The Enhanced Fixed Account Dollar Cost Averaging program offers a rate of interest of at least 0.05% over the standard declared rate for the Fixed Account.  See "Contract Owner Services" subsection "Enhanced Fixed Account Dollar Cost Averaging" earlier in this prospectus for more information.

If the Annuitant dies prior to the Annuitization Date and the total of all purchase payments made to the contract is greater than $3,000,000, that portion of the Death Benefit will be the Contract Value for the One-Year Enhanced Death Benefit, One-Month Enhanced Death Benefit and combination Enhanced Death.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus.

For contracts issued prior to March 15, 2006, Nationwide reserves the right to refuse with respect to the Fixed Account: (1) the allocation of additional Purchase Payments to the Fixed Account, (2) any transfers from the Variable Account to the Fixed Account, and/or (3) renewal of Fixed Account allocations reaching the end of the current guaranteed interest rate period. For the preceding item no. (3), in the event the Contract Owner does not direct Nationwide as to the new allocation of Fixed Account proceeds reaching the end of the guaranteed rate period, Nationwide will transfer such Fixed Account proceeds to a money market Sub-Account.  See "Operation of the Contract" earlier in this prospectus for more information.

Pennsylvania- The Long-Term Care/Nursing Home and Terminal Illness Waiver is not available.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Puerto Rico- Nationwide will not charge premium taxes against the Contract.

Texas- Contingent Deferred Sales Charge (CDSC) will not apply if the Contract Owner (or Annuitant if the Contract has a non-natural owner) is confined to a Long Term Care Facility or Hospital for a continuous 90 day period after the first Contract Anniversary.  A request for waiver must be in writing, include proof of confinement in a form satisfactory to Nationwide, and be recorded at the home office prior to the waiver of CDSC.  Written proof of confinement is a bill or a statement from the Physician or from the Long Term Care Facility or Hospital, as defined, that demonstrates the continuous 90-day confinement of the Contract Owner at the time of withdrawal or Surrender occurring after the first Contract Anniversary.  The request for waiver must be received by Nationwide during the period of confinement or no later than 91 days after the confinement period ends.  If the request for waiver is received later than 91 days after the confinement period ends, the CDSC, if applicable, will be assessed.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

Contingent Deferred Sales Charge  (CDSC) will not be charged if the Contract Owner (or a Joint Owner) is diagnosed by a Physician (who is not a party to the contract or an immediate family member of a party to the Contract) to have a Terminal Illness at any time after the Contract has been issued.  Written notice requesting a Terminal Illness waiver of CDSC and proof of Terminal Illness must be provided by the physician to Nationwide and recorded at the home office prior to the waiver of Surrender charges.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

Utah- The 3% Extra Value Option is not available. See "Optional Contract Benefits, Charges and Deductions" subsection "Extra Value Options" earlier in this prospectus for more information.

Vermont- Joint owners are not limited to spouses.  See "Ownership and Interests in the Contract" earlier in this prospectus for more information.

Washington- The Contingent Deferred Sales Charge (CDSC) free withdrawal privilege is available on surrenders (full and partial) of the contract equal to 10% of the net difference of purchase payments still subject to CDSC.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" earlier in this prospectus for more information.

Long Term Care is referred to as Extended Care.  See "Standard Charges and Deductions" subsection "Contingent Deferred Sales Charge" subsection "Long-Term Care/Nursing Home and Terminal Illness Waiver" earlier in this prospectus for more information.

Prior to March 15, 2006, Nationwide did not assess a contract maintenance charge. Contracts issued after March 16, 2006 are assessed a contract maintenance charge.  See "Synopsis of the Contracts" subsection "Charges and Expenses" earlier in this prospectus for more information.

For contracts issued prior to March 15, 2006, Nationwide reserves the right to refuse with respect to the Fixed Account: (1) the allocation of additional Purchase Payments to the Fixed Account, (2) any transfers from the Variable Account to the Fixed Account, and/or (3) renewal of Fixed Account allocations reaching the end of the current guaranteed interest rate period. For the preceding item no. (3), in the event the Contract Owner does not direct Nationwide as to the new allocation of Fixed Account proceeds reaching the end of the guaranteed rate period, Nationwide will transfer such Fixed Account proceeds to a money market Sub-Account.  See "Operation of the Contract" earlier in this prospectus for more information.

The Enhanced Fixed Account Dollar Cost Averaging program duration can not exceed 12 months. See "Contract Owner Services" subsection "Enhanced Fixed Account Dollar Cost Averaging" earlier in this prospectus for more information.

The Combination Enhanced Death Benefit Option is not available.  See "Death Benefits" subsection "Death Benefit Calculations" earlier in this prospectus for more information.

The Beneficiary Protector II Option is not available.  See "Optional Contract Benefits, Charges and Deductions" subsection "Beneficiary Protector II Option" earlier in this prospectus for more information.